As filed with the Securities and Exchange Commission on July 25, 2025

File No. 333-283139

File No. 811-24022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2/A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 5 ☒

Post-Effective Amendment No.

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 5 ☒

Post-Effective Amendment No.

C1 Fund Inc.

(Exact Name of Registrant as Specified in Charter)

228 Hamilton Avenue, Third Floor

Palo Alto, CA 94301

Tel: (650) 374-7800

(Registrant’s Telephone Number, including Area Code)

David Hytha

Chief Financial Officer

C1 Fund Inc.

228 Hamilton Avenue, Third Floor

Palo Alto, CA 94301

Tel: (650) 374-7800

(Name and Address of Agent for Service)

WITH COPIES TO:

Wendell M. Faria, Esq. Dentons US LLP 1900 K Street NW Washington, DC 20006 Tel: (202) 496-7500 Fax: (202) 496-7756	Ben A. Stacke, Esq. Faegre Drinker Biddle & Reath LLP 90 South Seventh Street Minneapolis, MN 55402 Tel: (612) 766-6836

Brian Lee, Esq. Dentons US LLP 1221 Avenue of the Americas New York, NY 10020 (212) 768-6926	Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 Tel: 215-988-2700

David L. Williams Faegre Drinker Biddle & Reath LLP 320 South Canal Street, Suite 3300 Chicago, Illinois 60606, USA Tel: (312) 569-1107

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☐

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JuLY 25, 2025.

PRELIMINARY PROSPECTUS

C1 Fund Inc.

6,000,000 Shares of Common Stock

$10.00 per Share

This prospectus relates to the registration of the offering of 6,000,000 shares of the common stock (the “Common Shares”) of C1 Fund Inc. their (the “Company”), which offering may be increased up to 6,900,000 shares if the underwriters exercise its over-allotment option in full. We have applied to list our Common Shares on the New York Stock Exchange (“NYSE”) and, subject to notice of issuance, expect the Common Shares be listed under the symbol “CFND”. The offer and sale of the Common Shares and the trading of such shares on the NYSE is conditioned on the NYSE’s approval to list these shares.

No established public trading market for our Common Shares currently exists and our Common Shares have no history of trading in private transactions.

Our investment objective is to maximize our portfolio’s total return. We intend to achieve this objective by investing in a portfolio of up to 30 of the C1 Thirty companies. The “C1 Thirty” is the group of 30 companies our investment adviser, C1 Advisors LLC, a Delaware limited liability company (the “Adviser”), has determined, based on its application of the economic and financial factors set forth in our investment targeting and screening process, which is described in the section of this prospectus captioned “The Company’s Investments – Investment Process,” to be the leading private “digital asset services and technology companies” (as defined below in our Glossary of Frequently Used Defined Terms) globally, excluding those whose business is principally administered in the People’s Republic of China, including Hong Kong and Macao. Under normal market conditions, we will invest at least 80% of the value of our total assets in equity and equity-linked securities issued by the C1 Thirty companies. For this purpose, we use the term “equity” to include a common share, a preferred share, convertible securities, a security carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or a warrant or right. We use the term “equity-linked security” to mean a security the returns on which are linked to the performance of an equity security, a basket of equity securities or index of equity securities. Investments in rights, warrants, convertible securities and equity-linked securities may subject the Company to similar risks as those associated with investments in capital stock as well as additional risks associated with derivative securities. Our Adviser will determine which 30 private digital asset services and technology companies to include in the C1 Thirty, based its application of various economic and financial factors set forth in our investment targeting and screening process. While we intend to invest in many of the C1 Thirty companies, it is possible we will not have opportunities to invest in all 30. We are not a founder of and, other than the investments that we will make pursuant to our principal investment strategy, do not have a parent-subsidiary relationship with any of the C1 Thirty companies. We will not hold a controlling interest in any of the C1 Thirty companies.

We will not invest directly in physical spot digital assets or crypto assets.

We are a recently-formed Maryland corporation that operates as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2025. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

i

Investing in our Common Shares involves a high degree of risk and is highly speculative. Before buying any of our Common Shares, you should read the discussion of the material risks of investing in our Common Shares in the “Risk Factors” section beginning on page 16 of the prospectus. In addition, please observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering.

●	If our Common Shares trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss.

●	As we focus on making primarily capital gains-based investments in equity and equity-linked securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments.

●	There are significant potential risks associated with investing in private digital asset services and technology companies that operate in markets with limited operating histories, rapidly evolving technologies, uncertain and incomplete regulatory regimens in the United States and in other jurisdictions, and are subject to high degrees of volatility. See “Risk Factors — Risks Associated with Our Investments — Risks associated with the digital asset industry” on pages 27 - 41 of this prospectus.

●	Our stock price may be volatile and could decline significantly and rapidly.

●	We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and all or a substantial portion of our portfolio may be invested in such illiquid securities at all times. We may invest without limitation in investments in which no active secondary market is readily available or which are otherwise illiquid.

●	We intend to invest principally in private digital asset services and technology companies, which involves significant risks.

●	An active, liquid, and orderly market for our Common Shares may not develop or be sustained. You may be unable to sell your Common Shares at, above, or below the price at which you purchased them.

	Per Share	Total(1)
Public offering price	$10.00	$60,000,000
Sales load(2)	$0.70	$4,200,000
Proceeds, before expenses, to the Company(3)	$9.30	$55,800,000

(1) The underwriters are obligated to purchase all the Common Shares sold in the offering, which represent 90% of our outstanding voting securities. In addition, under the terms of the Underwriting Agreement, we have granted the underwriters an option, exercisable within 30 days after the date of the final prospectus, to acquire up to an additional 15% of the total number of our Common Shares to be offered in the offering, solely for the purpose of covering over-allotments (the “Over-allotment Option”). If this option is exercised in full, the total public offering price, sales load, and proceeds, after expenses, to us, will be $69,000,000, $4,830,000 and $64,170,000, respectively. See “Underwriting.”

(2) The Company’s principal underwriter, The Benchmark Company, LLC (“Benchmark,” or “The Benchmark Company”), will deduct from the gross offering proceeds a sales load of $4,200,000, which is seven percent (7.00%) of the gross proceeds from the sale of the Common Shares in the offering. A portion of the sales load is earned by Benchmark as pre-offering fees in the amount of $175,000 for assessing the viability of the public offering and for assisting with this offering. The remainder of the sales load is earned by Benchmark upon Closing. The effect of the aggregate sales load will immediately reduce the net asset value of each Common Share purchased in this offering. See “Fees and Expenses” and “Underwriting.”

(3) We estimate that we will incur expenses of approximately $1.37 million (approximately 2.29% of the gross proceeds) in connection with this offering, which is $0.23 per Common Share if 6,000,000 Common Shares are sold in this offering. These expenses include organizational expenses, registration fees, FINRA filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. Pursuant to a Contribution and Reimbursement Agreement between the Company and our sponsor, C1 Group LLC, a Delaware limited liability company (“Sponsor”), dated April 8, 2025 (the “Reimbursement Agreement”), the Sponsor will pay approximately $1.37 million of these expenses pre-offering and will be reimbursed from the proceeds of the offering, payable promptly following the Closing. Our Board of Directors (the “Board”), including the independent directors, have unanimously approved the Reimbursement Agreement. In addition to such expenses, Benchmark will deduct from the gross offering proceeds (a) a non-accountable expense allowance equal to 0.6% of the gross proceeds received in the offering, and (b) certain expenses in connection with the offering. The organization and offering costs will immediately reduce the net asset value of each Common Share purchased in this offering. See “Fees and Expenses” and “Underwriting.”

Delivery of the Common Shares to the purchasers is expected to take place on or about August 8, 2025.

This prospectus contains important information you should know before investing in our Common Shares. Please read this prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301, calling us at (650) 374-7800 or visiting our corporate website located at https://c1fund.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Solo Book-Running Manager

The Benchmark Company

Co-Managers

SoFi	China Renaissance

The date of this prospectus is           , 2025

We have not authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

GLOSSARY OF FREQUENTLY USED DEFINED TERMS

“Administrator” or “ALPS”	ALPS Fund Services, Inc., in its role as administrator of the Fund.
“Adviser”	C1 Advisors LLC, a Delaware limited liability company, the Company’s investment adviser.
“Advisers Act”	The Investment Advisers Act of 1940, as amended.
“ATS”	A secondary marketplace registered as an alternative trading system under the Securities Exchange Act.
“BDC”	A business development company, as defined in Section 2(a)(48) of the Investment Company Act.
“Benchmark” or “The Benchmark Company”	The Benchmark Company, LLC.
“Board” or “Board of Directors”	The Company’s Board of Directors.
“Blockchain”	A distributed database or ledger that is shared among the nodes (e.g., modem, cable, cable optics, wireless) of a computer. Blockchains store information in “blocks” which are linked together via cryptography.
“Bylaws”	The bylaws of C1 Fund Inc.
“C1 Thirty”

The group of 30 companies our Adviser has determined, based on its application of the economic and financial factors set forth in our investment targeting and screening process, which is described in the section of this prospectus captioned “The Company’s Investments – Investment Process,” to be the leading private digital asset services and technology companies globally (excluding those whose business is principally administered in People’s Republic of China, including Hong Kong and Macao). The C1 Thirty may include companies that were private when we made an investment in them but have since conducted an initial public offering.

“C1 Thirty companies”	The companies included in the C1 Thirty.
“CFTC”	The Commodity Futures Trading Commission.
“Charter”	The Company’s Articles of Amendment and Restatement.
“Closing”	The closing of the offering.
“Code”	The Internal Revenue Code of 1986, as amended.
“Common Shares”	The Company’s shares of common stock.
“Company,” “we,” “us” or “our”	C1 Fund Inc., a Maryland corporation.
“Control Share Acquisition Act”	The Maryland General Corporation Law, §§ 3-701 to 3-710.
“Convertible Securities”	Bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.
“Crypto asset”	A digital asset secured by cryptography, typically using blockchain technology, including cryptocurrencies, tokens, and digital securities, enabling decentralized transactions and ownership verification.
“Custodian”	US Bank National Association.
“DeFi”	Short for decentralized finance, which is a peer-to-peer financial system that uses blockchain technology to allow people and businesses to transact directly with each other instead of through a financial intermediary.
“Digital asset”	Any digital representation of value which is recorded on a cryptographically secured distributed database or ledger or any similar technology and that may be (i) centralized or decentralized, (ii) closed or open-source, and (iii) used as a medium of exchange and/or store of value.
“Digital asset services and technology companies”	Companies whose principal business is to develop, sell or provide products and solutions related to the development, issuance, storage, custody, security, trading, management, compliance, marketing, analysis or processing of crypto assets or the development, management or servicing of permissioned or permissionless blockchain technology and infrastructure. For the purposes of this definition, a company has a “principal business” in the foregoing activities if (a) for a company that generates revenue from operations, 50% or more of its revenue is generated from the foregoing activities, or (b) for a company that is not yet generating revenue from operations or for which we cannot obtain financial information, if the Adviser believes the company’s business model seeks to generate a majority of its revenue from the foregoing activities.
“DOJ”	The U.S. Department of Justice.
“ETF”	An exchange-traded fund that is registered as an investment company under the Investment Company Act and whose shares are registered under the Securities Act and listed for trading on a national securities exchange.
“ETP”	An exchange-traded product that is not registered as an investment company under the Investment Company Act but whose shares are registered under the Securities Act and listed for trading on a national securities exchange.

v

“Equity”	A common share, a preferred share, a security convertible into common shares or preferred shares, a security carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or a warrant or right.
“Equity-linked security”	A security the returns on which are linked to the performance of an equity security or a basket or index of securities.
“Fork”	The occurrence when proposed changes to a blockchain’s protocol may not be adopted by a sufficient number of users and validators or users and miners, respectively, which may result in competing blockchains with different native crypto assets and sets of participants.
“Forge Securities”	Forge Securities LLC.
“Forge Global”	Forge Global Holdings, Inc.
“Fund Administration Agreement”	The Services Agreement between the Company and SS&C (as defined below), dated December 23, 2024, pursuant to which SS&C provides fund administration, accounting, tax administration transfer and distribution paying agent and registrar services to the Company.
“Independent directors”	Members of the Company’s Board of Directors who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act.
“Investment Advisory Agreement”	The Amended and Restated Investment Advisory and Management Agreement between the Company and the Adviser, dated May 27, 2025, pursuant to which the Adviser will provide investment advisory and management services to the Company, as described in the section of this prospectus captioned “Management — Investment Advisory Agreement.”
“Investment Company Act”	The Investment Company Act of 1940, as amended.
“Investment Committee”	The Adviser’s investment committee, which is currently comprised of Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, Michael Lempres and Elliot Han.
“IRS”	The U.S. Internal Revenue Service.
“Late-stage private company”	A private company that has progressed beyond its early startup phase, is generating substantial revenue, has a proven business model, and is nearing the point of potentially going public through an initial public offering.
“License Agreement”	The Trademark License Agreement between C1 Digital Assets LLC, a Delaware limited liability company, and the Company, dated March 3, 2025, pursuant to which D1 Digital Assets LLC will grant the Company a non-exclusive license to use the names “C1 Fund,” “C1 30,” and “C1 Thirty” and the C1 Fund logo for a nominal fee.
“Management Fee”	A fee from the Company to the Adviser, payable quarterly in an amount equal to an annualized rate of 2.50% of our average net assets at the end of the two most recently completed calendar quarters.
“MGCL”	The Maryland General Corporation Law.
“NYSE”	The New York Stock Exchange.
“OFAC”	The U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Over-allotment Option”	The underwriters option, exercisable within 30 days after the date of the final prospectus to acquire up to an additional 15% of the total number of our Common Shares to be offered in the offering, solely for the purpose of covering over-allotments, which such option is granted pursuant to the Underwriting Agreement.
“Plan”	The Company’s Distribution Reinvestment Plan.
“Plan Administrator”	SS&C GIDS, Inc., in its role as the administrator of the Company's Distribution Reinvestment Plan.
“Portfolio company”	A company in which the Company has invested, whether as part of the Company’s principal investment strategy or its non-principal investment strategy.
“Private company”	A company that neither file reports with the SEC under Sections 13 or 15(d) of the Securities Exchange Act nor has a security listed or traded on any exchange or organized market operating in a foreign jurisdiction.
“Private secondary marketplace”	A securities marketplace that is registered as a broker-dealer under Section 15 of the Securities Exchange Act and operates as an ATS under Regulation ATS.
“Recent financing rounds”	The latest instances in which a company raised capital from investors.
“RIC”	Regulated investment company under the Internal Revenue Code of 1986, as amended.
“ROFR”	Right of First Refusal. A Right of First Refusal is a right that gives the holder (typically the issuer of the securities) the first opportunity to purchase securities that a selling securityholder has contracted to sell pursuant to an executed purchase agreement.
“SEC”	U.S. Securities and Exchange Commission.
“Securities Act”	The Securities Act of 1933, as amended.
“Securities Exchange Act”	The Securities Exchange Act of 1934, as amended.

“Smart contract”	A self-executing program on a blockchain or distributed database or ledger that automatically enforces and executes agreements based on predefined conditions, eliminating intermediaries and enhancing transparency, security, and efficiency.
“Sponsor”	C1 Group LLC, a Delaware limited liability company.
“SS&C”	Collectively, SS&C GIDS, Inc., ALPS Fund Services, Inc., and SS&C Technologies, Inc., which serve as the Company's Plan Administrator, transfer agent and registrar, its Administrator and its tax administrator, respectively, pursuant to the Fund Administration Agreement.
“SS&C GIDS”	SS&C GIDS, Inc., the Company's Plan Administrator, distribution paying agent, transfer agent and registrar.
“Stablecoins”	Digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar, at a certain value.
“SAI”	Statement of Additional Information.
“Subsequent financing round”	An opportunity to make a voluntary additional investment that provides further funding to support a company's continued growth and development.
“Underwriting Agreement”	The underwriting agreement between the Company and the Benchmark as representative of the underwriters listed thereto, Underwriter, pursuant to which the underwriters agree to purchase and the Company agree to sell to the underwriters, a certain number of Common Shares.
‘US GAAP”	Accounting principles generally accepted in the United States of America.
“USD”	The United States dollar.

PROSPECTUS SUMMARY

The Company	C1 Fund Inc. is a recently-formed, non-diversified, closed-end management investment company with a limited operating history. Throughout this prospectus, we refer to C1 Fund Inc. simply as the “Company” or as “we,” “us” or “our.”

Investment Adviser

C1 Advisors LLC serves as the Company’s investment adviser pursuant to the Investment Advisory Agreement. The Adviser is wholly owned by our Sponsor which is approximately 91.1% owned by members of our management team. Under the Investment Advisory Agreement, we will pay the Adviser a management fee (the “Management Fee”), payable quarterly in an amount equal to an annualized rate of 2.50% of our average net assets at the end of the two most recently completed calendar quarters.

Adviser’s Investment Committee	The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, Michael Lempres and Elliot Han. The Investment Committee is responsible for evaluating and selecting all investment opportunities on behalf of the Company. The Investment Committee members are jointly and primarily responsible for the oversight and day-to-day management of the Company’s investment portfolio. The Investment Committee’s members may change from time to time as designated by the Adviser. See “Management — Investment Committee.”

Market Opportunity	We believe that the financial world is in the midst of a revolution driven by digital asset technology. Digital asset technology has the potential to extend into every sector, market, and geography. The opportunity for private digital asset services and technology companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of new digital asset technology subsectors.

Investment Objective	Our investment objective is to maximize our portfolio’s total return. There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior stockholder approval provided that any changes in our investment objective are communicated to our stockholders at least 30 days prior to such change taking place.

Investment Strategy

Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities issued by the C1 Thirty companies. We believe that there are attractive opportunities to invest in digital asset services and technology companies that are late-stage private companies, and therefore in order to maximize stockholder value, we expect a portion of our investments to be in such late-stage private companies. We believe investments in late-stage private companies present the opportunity to invest in companies before they conduct an initial public offering, which would provide liquidity for our investments. We may invest in these companies alongside other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated. Our investment strategy and policies do not establish a minimum or maximum amount to be invested in late-stage private companies. We do not have a predetermined percentage of our investments that will be in late-stage private companies. We believe not having a predetermined percentage allows us to maximize stockholder value.

Our principal investment will be limited to the C1 Thirty companies. “C1 Thirty” means the group of 30 companies our Adviser has determined, based on its application of the economic and financial factors set forth in our investment targeting and screening process, which is described in the section of this prospectus captioned “The Company’s Investments — Investment Process,” to be the leading private digital asset services and technology companies globally (excluding those whose business is principally administered in People’s Republic of China, including Hong Kong and Macao). The C1 Thirty may include companies that were private when we made an investment in them but have since conducted an initial public offering. “C1 Thirty companies” means the companies included in the C1 Thirty. While we intend to invest in many of the C1 Thirty companies, it is possible we will not have opportunities to invest in all 30. We are not a founder of and, other than the investments that we will make pursuant to our principal investment strategy, do not have a parent-subsidiary relationship with any of the C1 Thirty companies. We will not hold a controlling interest in any of the C1 Thirty companies.

Our investment in equity will include investments in common and preferred shares issued by the C1 Thirty companies, as well as securities convertible (with or without consideration) into common shares, warrants and rights to subscribe to or purchase common shares, and common shares carrying a warrant or right. We may also invest in equity-linked securities, which are linked to the performance of an equity security a basket of equity securities or an index of equity securities.

Non-Diversified. We are a non-diversified management company under Section 5(b)(2) of the Investment Company Act. As such, we will not maintain a diversified portfolio in accordance with the requirements of Section 5(b)(1) of this Act. We will not maintain at least 75% of the value of our total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for this purpose limited in respect of any one issuer to an amount not greater in value than 5% of the value our total assets and to no more than 10% of the outstanding voting securities.

Concentration – C1 Thirty Companies. The Company’s investments will be concentrated in the digital asset services and technology industry. Under the Investment Company Act, concentration is deemed to occur when 25% or more of the value of a management company’s total assets is invested or proposed to be invested in a particular industry or group of industries. Under normal market conditions, at least 80% of the value of our total assets will consist of equity and equity-linked securities issued by the C1 Thirty companies.

We believe the market opportunity that is presented with these investments gives us a unique opportunity to achieve our investment objective commensurate with the level of risk we will be undertaking. We will not change our policy to invest principally in the C1 Thirty companies without seeking the approval of shareholders.

We will seek to deploy capital primarily in the form of equity and equity-linked investments in the C1 Thirty companies. For this purpose, we use the term “equity” to include a common share, a preferred share, convertible securities, a security carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or a warrant or right. We use the term “equity-linked security” to mean a security the returns on which are linked to the performance of an equity security, a basket of equity securities or index of equity securities.

In pursuing our principal investment strategy, we will employ the following measures:

●     Identify high quality growth companies. Based on its Investment Committee members’ experience in analyzing digital asset services and technology trends and markets, our Adviser will seek to identify private digital asset services and technology companies that (1) demonstrate strong operating fundamentals, including strong financial stability (as evidenced by metrics such as a high return on equity, a low debt to equity ratio, and positive cash flow), effective operational efficiency, good market position, competent leadership and management, continuous research and development, and adaptability to changing market conditions; (2) show the potential to produce substantial and sustained growth; and (3) show that they can provide scaled valuation growth (i.e., they can maximize company growth while maintaining profitability through efficient operations) before a potential IPO or strategic exit.

●     Acquire potential investments from a variety of industry sources. In seeking to identify opportunities, our Adviser will also rely on the collective industry knowledge of the Investment Committee members as well as their understanding of where leading venture capitalists and other institutional investors are investing. The Adviser will leverage a combination of its relationships in the widely disbursed digital asset services and technology industry and use independent research to identify these companies. The Adviser will continue to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals.

●     Acquire positions in targeted investments. Through its disciplined investing strategy, the Adviser will seek to selectively add to our portfolio by sourcing investments at a price which it considers to be acceptable, in accordance with the Company’s investment policies and procedures (the “Investment Policies and Procedures”), to warrant a bid for the purchase of such securities for the Company.

●     Create access to a varied investment portfolio. Once the Adviser has determined the C1 Thirty it will seek to hold a varied portfolio of equity investments in these companies for us, which it believes will minimize the impact on our portfolio of a negative downturn in any one specific company or industry. The Adviser believes that our relatively varied portfolio will provide a convenient means for individual investors, by virtue of holding our Common Shares, to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

● Principal operations outside of China. The C1 Thirty will not include any company whose business is principally administered in the People’s Republic of China, including Hong Kong and Macao.

Investment Sources and Types

We will acquire the securities in our investment portfolio for our principal strategy through the principal channels described below. Other than the requirement that, under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities issued by the C1 Thirty companies, we have not and we will not have pre-determined limits or requirements as to what percentage of the securities in our portfolio will be acquired through each of the channels described below. We believe that not imposing predetermined limits or requirements allows us to maximize value.

Purchases identified on private secondary marketplaces. We will invest in C1 Thirty companies principally by purchasing securities pursuant to purchase agreements in private transactions exempt from Section 5 of the Securities Act that are identified through private secondary marketplaces registered as broker-dealers under Section 15 of the Securities Exchange Act and operated as alternative trading systems (each, an “ATS”) in accordance with the requirements of Regulation ATS under the Securities Exchange Act. These marketplaces include Forge Securities LLC (which is registered as a broker-dealer and operates as an ATS), NPM Securities, LLC, (a registered broker-dealer, ATS, member of FINRA/SIPC and a wholly owned subsidiary of NASDAQ Private Markets, LLC) and Hiive Markets Limited (which is registered as a broker-dealer and operates as an ATS). We believe that these private secondary marketplaces, which have become leading facilities for transactions in securities issued by venture-backed global companies, including companies within the digital asset services and technology industry, should provide us with a steady supply of investments to meet our investment policies. For purchases identified on private secondary marketplaces, we will enter into purchase agreements with securityholders, and we will typically expect the purchase agreement will be subject to the issuer’s waiver of its ROFR. Settlement of the transaction will occur no later than 35 days after the execution of the purchase agreement. We will incur transaction fees in connection with purchases identified through an ATS. These fees typically range from 1% to 5% of the transaction value. We will account for these fees part of the subject securities' total cost to the Company.

Purchases in one-off private transactions. Another way we may invest in C1 Thirty companies is by purchasing securities issued by them in private transactions exempt from the Securities Act conducted directly with eligible securityholders. We believe the Adviser will be able to find an adequate supply of these one-off private transactions because of the extensive existing relationships the members of the Investment Committee have built over several years with persons in the venture capital community and digital asset industry. The Adviser will not make general solicitations for these one-off private transactions, which will rely on an exemption from registration under the Securities Act. For purchases in one-off private transactions with eligible securityholders, we will enter into purchase agreements with securityholders, and we will typically expect the purchase agreement will be subject to the issuer’s waiver of its ROFR. Settlement of the transaction will occur no later than 35 days after the execution of the purchase agreement. As disclosed elsewhere in this prospectus, the members of the Investment Committee will leverage their extensive existing relationships. Some of these relationships are with broker-dealers that, from time to time, may bring opportunities for the Company to purchase shares directly from eligible shareholders. In these purchases conducted directly with eligible securityholders, we may be required to pay a commission or other similar compensation to a broker-dealer. These fees typically ranges from 2% to 5% of the transaction value. We will account for these fees as part of the subject securities' total cost to the Company.

Direct purchases in private offerings. We will also purchase securities in C1 Thirty companies directly in private offerings conducted in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 thereunder. There is a large market among private digital asset services and technology companies for equity capital investments. Many of these companies lack the necessary cash flow to sustain substantial amounts of debt. They, therefore, have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other unaffiliated venture capital and private equity investors with whom we have established relationships. We have not entered into any allocation policy with any of these persons to invest in private companies that meet our investment criteria. Although, we believe that direct private offerings may be a good source to obtain investments in private digital asset services and technology companies, we believe that substantially most of our purchases of securities would be made pursuant to purchase agreements with securityholders that we identify through private secondary marketplaces and in purchase agreements in one-off private transactions with eligible securityholders, and we expect that we would not frequently purchase securities directly with the issuer.

Investment Process

Investment Targeting and Screening

The Adviser will identify prospective portfolio companies by ranking private digital asset services and technology companies that have a minimum valuation of $500 million and meet certain general growth and health factors. These factors include:

●   whether an investment in the company would be validated by comparison with the investment decisions of leading venture capitalists and institutional investors;

●   whether the company has recently raised capital from what we believe to be reputable institutional or private investors;

●    whether any outstanding preferred stock liquidation preference is strong relative to the company’s market valuation;

●   whether the company’s financial structure is not overly complex (e.g. ratchets with significant penalties, heavy debt loads), which may suggest that the company’s faces the risk of impending financial distress;

●    whether the company’s corporate structure and governance are transparent and comparable with standard corporate and governance structures;

●    whether the company’s executive team is stable and has had relatively little turnover over the past 12 months;

●   whether the company has developed a clear and actionable growth strategy; and

●   whether the company has a plan for regulatory compliance.

There is a potential that our $500 million minimum valuation requirement could preclude us from investing in private companies that have a valuation below such level but nonetheless meet our key health and growth criteria. Because of this $500 million valuation screening threshold, the Company could be precluded from investing in attractive investment opportunities in pursuing its principal investment strategy.

Investment opportunities that meet such growth and health criteria will be validated by comparison with the investment decisions of leading venture capitalists and institutional investors, as well as through our own internal and external research. Through this process, we compile the group of companies suitable for investment that we refer to in this prospectus as the C1 Thirty.

Based on our key growth and performance criteria, we will identify a select set of companies that we evaluate in greater depth.

Due Diligence Process

Once we identify the leading companies in the industry that we believe warrant more in-depth analysis, we will focus on evaluating potential portfolio companies across a spectrum of metrics that assess key indicators of each company’s health and growth among several other factors, which collectively characterize our proprietary investment process.

Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business models, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations. “Total addressable market” is the overall revenue opportunity for a product or service if 100% market share is achieved. “Market growth rate” means the percentage increase or decrease in the total size of a market over a defined period of time. “Recent financing rounds” means the latest instances in which a company raised capital from investors. “Company Growth Rate” means the rate at which a company’s revenue or market share has increased or decreased over a defined period of time. “Competitive positioning” means the strategy a company employs to differentiate itself and its products or services from competitors. “Business models” means the plan, model or framework to generate revenue and make a profit from operations. “Network effects” means the phenomenon that occurs when an increase in the number of users or participants improve the value of a good or service. “Economies of scale” means cost advantages a business obtains when the volume of production increases, reducing the per-unit costs. We do not have quantitative requirements when evaluating companies based on these indicators, but rather, we evaluate companies using these indicators in a subjective manner in our due diligence process.

Each prospective portfolio company that will pass our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we will review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary marketplace, by a direct equity investment or via a one-off private transaction. We will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We will utilize a combination of each of these sources to help us set a target price and valuation for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we will select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly will evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. We will purchase securities directly from stockholders, including institutional investors and current or former employees, of private companies that meet our investment criteria, in private transactions exempt from the Securities Act through the execution of purchase agreements. A description of how we intend to transact these purchases is set forth in the “The Company’s Investments — Transaction Execution” section on page 57 of this prospectus.

Risk Management and Monitoring

We will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

Proposed Symbol on NYSE	“CFND”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity and equity-linked securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future distributions, if any, will be determined by our Board. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Taxation

We intend to elect to be treated as a RIC for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2025, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●     derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

●     maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we must timely distribute (or be treated as distributing) in each taxable year distributions for U.S. federal income tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we may also be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay the 4% U.S. federal excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a distribution in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	Within the first 12 months following the effectiveness of this registration statement, we will not borrow money or issue debt securities or preferred shares.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we declare a cash distribution or other distribution, each stockholder that has not “opted out” of our distribution reinvestment plan will have their distributions automatically reinvested in additional Common Shares rather than receiving cash distributions.

Stockholders who receive distributions in the form of Common Shares generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions.

Stockholders should understand that reinvested distributions increase the Company’s total managed assets on which a management fee is payable to the Company’s Adviser.

See “Distribution Reinvestment Plan.”

Administrator	ALPS Fund Services, Inc. (the “Administrator” or “ALPS”) serves as our administrator subject to the supervision of the Board pursuant to the Fund Administration Agreement. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional open-end and closed-end funds. For information regarding the fees payable by the Company to the Administrator, see “Management — Administrator.”

Custodian, Transfer and Distribution Paying Agent and Registrar	US Bank National Association serves as our custodian, and SS&C GIDS serves as our transfer and distribution paying agent and registrar. See “Custodian, Transfer and Distribution Paying Agent and Registrar.”

Summary Risk Factors

An investment in our Common Shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our Common Shares. Risks involved in an investment in us include:

General Risks

●	We have a limited operating history as a closed-end investment company.
●	We will hold a non-diversified portfolio of investments, within the meaning of the Investment Company Act, which creates the risk that an adverse movement in the fortunes and stock price of a company in which we invest might have a substantial negative effect on our business.
●	There can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus.
●	Our success will depend, in large part, upon the skill and expertise of the Adviser, which has no prior experience managing a registered closed-end investment company.
●	Our investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities and will not necessarily result in our investments being successful.
●	The marketplace for private company investing is extremely competitive, which makes it difficult to locate and compete for investment opportunities.
●	We may invest in non-U.S. companies that might be subject to different regulatory and legal requirements than U.S. companies. The Company has not made any determination of investments in any specific country or countries.
●	Global economic conditions, including those from macro-trends and global events, may adversely affect our investments.
●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board in reliance on Rule 2a-5 under the Investment Company Act and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
●	Any unrealized losses we experience on our portfolio may be an indication of future realized losses.
●	Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and noncompliance with such regulations may adversely affect us.
●	If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Risks Associated with Our Investment Strategy

●	We will employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.
●	Our success as a whole depends on the identification and availability of suitable investment opportunities and terms and there can be no assurance that appropriate investments will be available to, or identified or selected by, us.
●	Our investments can be highly concentrated by (i) geography; (ii) asset type; (iii) sector, which may increase our exposure to risks related to such geographies, asset types and sectors.
●	We may elect not to invest in subsequent financing rounds of the issuers we invest in which could, in some circumstances, jeopardize the continued viability of the issuer and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.
●	The Adviser and its affiliates, from time to time, may be named as defendants in civil proceedings or subjects of regulatory investigations which would consume time and resources and could jeopardize the successful closing of transactions.

Risks Associated with Our Investments

●	We intend to invest primarily in private companies, which involve significant risks, including the following:
	○	these portfolio companies may have limited financial resources;
	○	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses;
	○	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
	○	because they are privately owned, there is generally little publicly available information about these businesses;
	○	they are more likely to depend on the management talents and efforts of a small group of persons; and
	○	such private companies frequently have much more complex capital structures than public companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions.
●	Investments in private companies involve different and additional risks than the risks associated with investments in public companies.
●	The securities of our portfolio companies are generally illiquid, and the inability of these portfolio companies to complete an initial public offering or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, which may adversely affect the value of these investments, and will delay the distribution of gains, if any.
●	We will face risks associated with acquiring securities of C1 Thirty companies through (i) purchases on private secondary marketplaces, (ii) purchases in one-off private transactions, and (iii) direct purchases in private offerings.
●	We will invest primarily in securities quoted on private secondary marketplaces which are considered riskier than securities of publicly traded companies due to the differences in their valuations.

●	The Company is subject to counterparty risk in connection with one-off private transactions with eligible security holders.

●	We may not realize gains from our equity investments.
●	The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of gains, if any.
●	We will not hold controlling equity interests in our portfolio companies.
●	Investments in rights, warrants, convertible securities and equity-linked securities subjects the Company to additional risks.
●	We rely on the management of our portfolio companies and, although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective.
●	Only limited information may be made available to us regarding our investments in potential portfolio companies.
●	Each portfolio company is under no obligation to furnish, or may resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities.
●	We will hold investments that are not listed on any stock exchange and/or which are illiquid without a readily independent market valuation.
●	We may incur contingent liabilities in connection with the disposition of investments in private securities.
●	We may, as a non-principal investment strategy, purchase shares of BDCs or ETFs that invest in digital asset services and technology companies and ETPs that invest in physical spot Bitcoin or Ether (which are digital assets not registered as securities) in order to gain exposure to be economic benefits of these companies and products. The risks of investing in a BDC, an ETF or an ETP are substantially similar to the risks of investing in a mutual fund that has the same investments in private securities.

Risks Associated with the Digital Asset Industry

●	The operations of our portfolio companies will be subject to risks associated with the digital asset services and technology industry.
●	Recent developments in the digital asset economy have led to extreme volatility and disruption, decreased confidence in the digital asset ecosystem, significant negative publicity, and declines in liquidity.
●	We may invest in ETPs that hold physical spot Bitcoin or Ether, which are digital assets not registered as securities. The value of these digital assets, and accordingly the value of our investments in the ETPs, may be highly volatile and subject to fluctuations due to a number of factors.
●	Due to the unregulated nature and lack of transparency surrounding the operations of some digital asset trading platforms, our portfolio companies may experience fraud, market manipulation, business failures, security failures, or operational problems.
●	Our portfolio companies may be impacted by the activities of stablecoin issuers and their regulatory treatment.
●	The future development and growth of the digital asset services and technology industry is subject to a variety of factors that are difficult to predict and evaluate.
●	Our portfolio companies will be subject to an extensive, highly evolving and uncertain regulatory landscape.
●	Our portfolio companies that operate internationally may be subject to laws, rules, regulations, and policies of a variety of jurisdictions and may be subject to inquiries, investigations, and enforcement actions by U.S. and/or non-U.S. regulators and governmental authorities, including those related to sanctions, export control, and anti-money laundering.
●	We may invest in companies that participate in or use public, permissionless blockchains, the design and function of which vary widely. The use of such public, permissionless blockchains is novel and untested and may contain inherent flaws or limitations.
●	Any failure by our portfolio companies to safeguard and manage their and their customers’ fiat currencies and digital assets could adversely impact their business, operating results, and financial condition.
●	We may invest in portfolio companies that are at risk of being exploited to facilitate illegal activity consisting of fraud, money laundering, gambling, tax evasion, and scams.
●	Our portfolio companies may hold their investments in decentralized finance (“DeFi”) protocols and may suffer losses if such protocols do not function as expected.
●	Due to unfamiliarity and some negative publicity associated with digital asset platforms, confidence or interest in digital asset platforms may decline.
●	The digital asset economy is novel, and policymakers are just beginning to consider the regulatory regime for digital assets, and as a result it may be difficult to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business.

General Market and Regulatory Risks

●	Political and economic events could adversely affect our business, financial condition and results of operations.
●	Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
●	Our portfolio company investments will be subject to legal and regulatory risks and there can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the portfolio companies in which we invest.
●	Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our and our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Organizational Risks

●	We have indemnification obligations and such liabilities may be material and have an adverse effect on the returns to investors.
●	Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our stockholders.
●	The Investment Committee may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.
●	We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our Directors who independent directors, in some cases, the prior approval of the SEC.
●	Provisions of the MGCL and our organizational documents could defer takeover attempts and have an adverse impact on the prices of our common shares.

Risks Related to the Listing of Our Common Shares

●	Our stock price may be volatile, and could decline significantly and rapidly.
●	An active, liquid, and orderly market for our Common Shares may not develop or be sustained. You may be unable to sell your Common Shares at or above the price at which you purchased them.

Risks Related to Our Securities and this Offering

●	Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.
●	If we issue preferred stock, the NAV and market value of our Common Shares will likely become volatile.

Risks Related to U.S. Federal Income Tax

●	We will be subject to U.S. federal income tax at corporate rates on all of our net income if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code.
●	We may earn income without corresponding receipt of cash, which may make it difficult for us to meet the distribution requirements for taxation as a RIC or for avoiding excise taxes.
●	We cannot predict how tax reform legislation will affect us or our stockholders.

See “Risk Factors” section beginning on page 16 of this prospectus and other information included in this prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will ultimately bear directly or indirectly. You should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Company’s first year of operations, except for Other Expenses as noted in footnote 5, and assume that the Company issues 6,000,000 Common Shares. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Company’s Common Shares, which could adversely impact the investment performance of the Company. Accordingly, the Company’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $55,800,000. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will ultimately bear these fees or expenses as an investor in the Company.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	7.00%
Offering Expenses Borne by the Company (as a percentage of offering price)(2)	2.28%
Distribution Reinvestment Plan Fees	$(3)

Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fee	2.50	%(4)
Other Expenses	2.50	%(5)
Total Annual Expenses	5.00%

(1)

The sales load set forth in the table above assumes the Company issues an aggregate of 6,000,000 Common Shares as part of the offering. In such case, Benchmark will deduct from the offering proceeds an aggregate sales load of $4,200,000, which reflects an underwriting commission equal to seven percent (7.00%) of the gross proceeds from the sale of Common Shares in the offering. A portion of the sales load is earned by Benchmark as pre-offering fees in the amount of $175,000 for assessing the viability of the public offering and for assisting with this offering. The remainder of the sales load is earned by Benchmark upon Closing. If the Company issues fewer than 6,000,000 Common Shares, the sales load, as a percentage of offering price, may be higher than set forth in the table above. The aggregate sales load will immediately reduce the net asset value of each Common Share purchased in this offering. See “Underwriting.”

(2)

The Company estimates that it will incur organizational costs and offering expenses (other than the sales load) of approximately $1.37 million or approximately $0.23 per Common Share, in connection with this offering. Pursuant to the Reimbursement Agreement, our Sponsor will pay approximately $1.37 million of these organizational costs and expenses pre-offering and will be reimbursed from the proceeds of the offering, payable promptly following the Closing. Our Board, including the independent directors, has unanimously approved the Reimbursement Agreement. The reimbursement to the Sponsor will be included in the offering expenses. In addition to such expenses, Benchmark will deduct from the gross offering proceeds (a) a non-accountable expense allowance equal to 0.6% of the gross proceeds received in the offering, and (b) certain expenses in connection with the offering. See “Underwriting.”

(3)	There will be no brokerage charges with respect to our Common Shares issued directly by us as a result of distributions payable either in shares or in cash pursuant to our Distribution Reinvestment Plan. However, each participant will pay a pro rata share, based on the number of shares purchased, of brokerage trading fees incurred in connection with Open-Market Purchases. The Company expects that the brokerage trading fees on Open-Market Purchases will be between 1% to 2% of the value of the Open-Market Purchase. The Company will pay the Plan Administrator an account fee of $1.20 per account. The common shareholders ultimately will bear the cost of this fee. See "Distribution Reinvestment Plan."

(4)

Under the Investment Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to an annualized rate of 2.50% of our average net assets at the end of the two most recently completed calendar quarters. See “Management — Investment Advisory Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio of the Management Fee to our net assets attributable to Common Shares. The estimate of our Management Fee referenced in the table is based on our net assets of $53.8 million.

(5)

Other Expenses are based on estimated amounts for the current fiscal year and includes accounting, legal and auditing fees of the Company, expenses related to the Company’s distribution reinvestment plan, as well as fees paid to the Administrator, Plan Administrator, the transfer agent, the custodian and the independent directors. These expenses will be ultimately borne by the shareholders of the Company’s common stock. See “Management — Payment of Our Expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our Common Shares. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$117	$210	$303	$535

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Shares will ultimately bear. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, if our Board authorizes and we declare a cash distribution, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our Common Shares, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our Common Shares at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. The example set forth above reflects an assumed sales load of 7.00% of the gross proceeds from the sale of Common Shares in the offering. However, if the Company issues fewer than 6,000,000 Common Shares, the sales load, as a percentage of offering price and/or annual expenses, as a percentage of average net assets attributable to Common Shares, may be higher, in which case the expenses that you would pay on an investment in Common Shares would be higher.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. For a further explanation of the fees and expenses we pay and that you incur indirectly as shareholders of the Company, please see the discussion under “Management — Investment Advisory Agreement.”

THE COMPANY

We are a recently-formed, non-diversified, closed-end management investment company registered under the Investment Company Act. We were formed on August 16, 2024, as a corporation under the laws of the State of Maryland. Our principal office is located at 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301, and our telephone number is (650) 374-7800. The Company has applied to list the Common Shares on the NYSE, subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “CFND.”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $55.1 million (approximately $63.4 million if the underwriters exercise the Over-allotment Option in full). The foregoing assumes that the Company will pay (i) an aggregate sales load of $4,200,000 (or $0.70 per share), which is equal to 7.0% of the aggregate offering price, (ii) $360,000 for non-accountable expense allowance equal to 0.6% of the gross proceeds in the offering, and (iii) $375,000 for underwriters’ out-of-pocket expense reimbursement and the net proceeds does not reflect approximately $1.37 million of fees and expenses (which are described in the section captioned “Fees and Expenses”) paid by the Company in relation to the offering. We will invest the net proceeds of any sale of shares in accordance with our investment objectives and policies. The Company intends to complete its investment of the net proceeds within three months, but, in any event, no later than 12 months, after close of the offering. Such investments may be delayed if suitable investments are unavailable at the time, such as market volatility and lack of liquidity in the markets of suitable investments. During such interim period before the net proceeds of the offering are invested in accordance with our investment objectives and policies, the Company anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the intended use of proceeds could adversely affect the value of our shares.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. Before you invest in our Common Shares, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Common Shares. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

General Risks

No operating history as a closed-end investment company

We are a non-diversified, closed-end management investment company with no operating history. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

Risk of operating as a non-diversified, management investment company

We are classified as a non-diversified, management investment company within the meaning of Section 5(b)(2) of the Investment Company Act. As such, we do not have the benefits the Investment Company Act provides for a management company that is diversified in the manner provided in Section 5(b)(1) of this Act. Section 5(b)(1) requires at least 75% of the value of total assets of a diversified company to consist of cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. In addition, Section 5(b)(1) provides that in calculating the 75% amount, the management investment company may not invest more than 5% of the value of its total assets in any one issuer, and may not acquire more than 10% of the outstanding voting securities of this issuer. As a non-diversified management investment company, therefore, we are exposed to the risks that arise from investing in issuers beyond the limits set forth in Section 5(b)(1).

No assurance of investment return

The types of investments that we make involve a high degree of risk. Financial and operating risks confronting our portfolio companies can be significant. We cannot provide assurance that we will be able to choose, make or realize investments in any particular company or portfolio of companies. Moreover, while the type of investments that we make offers the possibility of substantial returns, such investments also involve a high degree of financial risk and can result in substantial or total capital losses.

In addition, there can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus. The performance and appreciation of the investments that comprise our portfolio will depend on the successful operation of the companies in which we invest, prevailing interest rates, and other market conditions over which we and the Adviser will have no control. Returns generated from our investments may not adequately compensate investors for the business and financial risks assumed, and an investor may lose all or a part of its investment in our shares.

Reliance on the Adviser

The Adviser is a newly formed entity and has no prior experience managing a registered closed-end investment company. The Adviser provides us with management and advisory services and makes investment decisions on our behalf. Investors will have no role in making decisions with respect to the management, disposition or other realization of any investment, or decisions regarding our business and affairs. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser and its Investment Committee. Furthermore, the Investment Committee members will not focus exclusively on our operations and may have responsibility for other managed investment funds.

The Investment Committee, acting on behalf of the Adviser, will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of this prospectus. The Investment Committee is currently composed of Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, Michael Lempres, and Elliot Han, who are all accomplished investment professionals. There can be no assurance that these persons will continue to be associated with the Adviser while the Adviser serves as our investment adviser. Our future success will depend to a significant extent on the continued service and coordination of these persons while serving as members of the Investment Committee. If Dr. Kidwai and Messrs. Zhao, Lempres and Han do not maintain their existing relationships with sources of investment opportunities and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom the members of the Investment Committee have relationships are not obligated to provide us with investment opportunities. Therefore, the Adviser can offer no assurance that such relationships will generate investment opportunities for us. Furthermore, the Adviser cannot assure investors that the Adviser will remain our investment adviser or that we will continue to have access to the members of the Investment Committee or their information and deal flow.

Investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities.

When conducting due diligence and investment research, the Adviser may be required to evaluate important and complex business, financial, tax, accounting, and legal metrics. Outside consultants, legal advisors, accountants and investment banks may be involved in the due diligence and investment research process in varying degrees depending on the type of investment. When conducting due diligence and investment research and making an assessment regarding an investment, the Adviser may rely on information provided by such persons, or by the management of the target of the investment or their advisors. The due diligence investigation and investment research that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity, may lead to inaccurate or incomplete conclusions, or may be manipulated by fraud. Moreover, such an investigation will not necessarily result in the investment being successful.

Competition for investment opportunities; difficulty of locating suitable investments and meeting investment objective.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than we are and have considerably greater financial, technical and marketing resources than we do. We may be at a competitive disadvantage with our competitors in a particular industry or investment, as some of them have greater capital, lower targeted returns, a greater willingness to take on risk, more personnel or greater sector or investment strategy specific expertise. We and the Adviser may be unable to find a sufficient number of attractive opportunities to meet our investment objective and there is no assurance as to the timing of investments. The Adviser expects us to benefit from its relationships and experience making investments; however, there can be no assurance that the Adviser will be able to maintain or draw upon such relationships, which could have an adverse effect on our ability to find suitable investments and otherwise achieve our investment objective. Furthermore, the Adviser will emphasize or de-emphasize different aspects of its investment strategy from time to time, and refine or add to our investment strategy, to respond to changes in market conditions, and there can be no assurance that the Adviser will follow the investment strategy and process described herein for every investment.

Non-U.S. investments risk

Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to the following: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; and (vi) difficulties in enforcing legal judgements in foreign courts. Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by us.

Global economic conditions, including those from macro-trends and global events, may adversely affect our investments.

Because we intend to invest in companies located in various nations, our overall performance depends in part on worldwide economic conditions. Global financial developments, downturns, and global health crises or pandemics may harm us, including due to disruptions or restrictions on our employees’ ability to work and travel. The economies of the regions in which we intend to invest have been affected from time to time by falling demand for a variety of goods and services, restricted credit, poor liquidity, reduced corporate profitability, volatility in credit, equity, and foreign exchange markets, bankruptcies, labor shortages, labor unrest, pandemics, natural disasters, supply chain disruptions, inflation, and overall uncertainty with respect to the economy, including with respect to tariff and trade issues.

Ongoing armed conflicts around the world, such as the invasion of Ukraine by Russia and recently, the conflict in and adjacent to Israel, could create or exacerbate risks facing our business. The Russia-Ukraine conflict specifically results in numerous countries, including the United States, imposing significant new sanctions and export controls against Russia, Russian banks, and certain Russian individuals. These armed conflicts have resulted and could continue to result in, disruptions to trade, commerce, pricing stability, and/or supply chain continuity, and have introduced significant uncertainty into the global markets. If global economic conditions remain uncertain or deteriorate further, particularly to the extent such conflicts escalate to involve additional countries, we could see potential scenarios having a material adverse effect on the businesses in which we intend to invest.

We believe that other potential conflicts could result in similar disruptions in the regions in which we intend to invest. Such potential conflicts could include a military conflict between mainland China and Taiwan. While we do not intend to invest in China, a conflict between China and Taiwan, or any other conflict involving China, could adversely affect global economic conditions and the companies in which we invest. Moreover, a military conflict between China and Taiwan could disrupt the supply of goods and products relied on by companies in the digital asset services and technology industry, such as advanced semiconductor chips and other products that are sourced from Taiwan. Such a conflict would also likely limit access to key Chinese ports and exporters due to both military actions and potential international sanctions, which could adversely affect the global economy, generally, and companies in which we intend to invest, specifically.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith in accordance with policies and procedures established by our Board pursuant to the requirements of Rule 2a-5 under the Investment Company Act. There may not be a public or active secondary market for certain of the types of investments that we hold and intend to make. Our principal investments will not be publicly traded on a securities exchange but, instead, may be quoted on a private secondary marketplace that is registered as a broker-dealer and operated as an ATS in accordance with the requirements of Regulation ATS under the Securities Exchange Act or may be offered through electronic (or other) platforms that are registered as broker-dealers but not operated as alternative trading systems. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures meeting the requirements of Rule 2a-5 under the Investment Company Act.

Our valuation policies and procedures, as adopted by the Board, are designed to achieve the following objectives: (1) to periodically assess any material risks associated with the determination of the fair value of our investments and to manage these risks; (2) to select and apply a methodology for determining the fair value of our investments and to periodically review the appropriateness and accuracy of this methodology, as well as to monitor for circumstances that may necessitate the use of fair value; (3) to test the appropriateness and accuracy of the fair value methodology that has been selected; and (4) to oversee pricing service providers, if used, including establishing the process for approving, monitoring, and evaluating each pricing service provider. Consistent with applicable requirements, the Board has designated the Adviser as Valuation Designee (“Valuation Designee”) under our valuation policies and procedures to perform the fair value determination for all our investments. The Board will retain responsibility to oversee the Adviser in performing its role as Valuation Designee. The Adviser, however, will be required to submit quarterly and annual reports relating to its function as Valuation Designee. In addition, it will be required to promptly notify the Board if matters that materially affect the fair value of the portfolio of investments occur, including a significant deficiency or material weakness in the design or effectiveness of the Adviser’s fair valuation determination process or material errors in the calculation of net asset value within five days after the Adviser becomes aware of the matter.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and the Adviser may have a conflict of interest in making fair value determinations. To minimize the possibility of conflict, however, the Adviser will specify the titles of persons responsible for determining the fair value of particular investments (including by specifying the particular functions for which they are responsible) and will reasonably segregate fair value determinations from the portfolio management function by mandating that portfolio managers may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to our investments.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser as the valuation designee pursuant to policies and procedures approved by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations. This could result in realized losses in the future.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We are required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.

Risks Associated with Our Investment Strategy

Investment methodology

We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.

Identification of appropriate investments

Our success as a whole depends on the identification and availability of suitable investment opportunities and terms. The availability and terms of investment opportunities will be subject to market conditions, prevailing regulatory conditions in regions where we may invest, and other factors outside our control. In addition, we may find ourselves in competition with other funds that have entered or may enter its markets or with private equity funds and financial institutions that may be willing to extend financing on terms that are more favorable to the portfolio company than the Adviser believes are appropriate in light of the risk of the investment. Therefore, there can be no assurance that appropriate investments will be available to, or identified or selected by, us.

Concentration of investments

The Company’s investments will be concentrated in the digital asset services and technology industry. Under the Investment Company Act, concentration is deemed to occur when 25% or more of the value of a management company’s total assets is invested or proposed to be invested in a particular industry or group of industries. Under normal market conditions, we will invest at least 80% of the value of our total assets in equity and equity-linked securities issued by the C1 Thirty companies. We may be further concentrated in the digital asset services and technology industry because under our non-principal strategy, we may invest in (i) U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria, (ii) if and when such BDCs are organized, BDCs that invest in digital asset services and technology companies, (iii) ETFs that invest in digital asset services and technology companies and (iv) exchange-traded products (“ETPs”) that invest in physical spot Bitcoin or Ether, which are crypto assets that are not registered as securities. ETFs in which we may invest are registered as investment companies under the Investment Company Act and their shares are registered under the Securities Act and listed for trading on a national securities exchange, and ETPs in which we may invest are not registered as investment companies under the Investment Company Act but their shares are registered under the Securities Act and listed for trading on a national securities exchange. To the extent we invest in BDCs, ETFs or ETPs, we will factor in the holdings of such BDCs, ETFs or ETPs when determining the concentration of the Company’s investments. While we believe this investment strategy could best achieve our investment objective, as we have indicated, we will be particularly exposed to the risks attendant to investments in companies within this industry. An economic upturn and positive market movement for companies within this industry, could produce outsized returns for us, as well as other investors in these companies. A significant downturn, however, and adverse market movement could result in material losses for all such companies and investors in them. In any such case, because of our concentration, the effect on our overall financial condition could be significant. Our ability to mitigate these risks may be impaired by our policy not to invest derivatives and other hedging instruments.

Election not to invest in subsequent financing rounds

Following an initial investment, the issuers that we invest in may give us the opportunity to make additional investments in subsequent financing rounds.

We may elect not to invest in subsequent financing rounds. We have the discretion to invest in subsequent financing rounds, subject to the amount of capital resources available to us relative to the amount of capital desired by the issuers that we invest in, the prospects of such a subsequent financing round, and the requirements of applicable law. Our decision to refrain from investing in subsequent financing rounds may, in some circumstances, jeopardize the continued viability of the issuers that we invest in and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if our capital resources exceeds the amount of capital desired by the issuers that we invest in, we may elect not to invest in subsequent financing rounds because we may not want to increase our concentration of risk, we prefer other opportunities, or the investment may not be consistent with the requirements of applicable law. We do not expect that the Company would be required to invest in a subsequent financing round with respect to any securities that it holds, and the Company will not enter into any commitment that would obligate it to invest in a subsequent financing round.

In addition, we may be unable to invest in subsequent financing rounds in the issuers we invest in that have conducted an IPO as a result of regulatory or financial restrictions.

Litigation and regulatory investigations

The Adviser and its affiliates, from time to time, may be named as defendants in civil proceedings. Litigation or threats of litigation consume time and resources and jeopardize the successful closing of transactions. Moreover, the outcome of such proceedings may materially adversely affect the value of portfolio positions, may be impossible to predict, and may continue unresolved for long periods of time. The expense of prosecuting claims, for which there is no guarantee of success, and/or the expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by us and would reduce net assets.

As an investment adviser, the Adviser expects to have interactions with and inquiries from regulators from time to time, including but not limited to matters related to us, the Adviser and its affiliates.

Risks Associated with Our Investments

Risks associated with investments in private companies.

We will invest principally in private digital asset services and technology companies that have limited resources and operating histories. Such investments involve a number of significant risks, including the following:

●	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

●	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although the Adviser will perform due diligence investigations on these companies, their operations and their prospects, the Adviser may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, the Adviser may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable;

●	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

●	such private companies frequently have much more complex capital structures than public companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that the Investment Committee members have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that the Adviser will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on the Adviser’s part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company. To the extent we incur such expenses, the common shareholders ultimately will bear the cost of those expenses.

Investments in private companies involve different and additional risks than the risks associated with investments in public companies.

Investments in private companies involve a high degree of risk, which can result in substantial losses. There is generally no publicly available information about the operating results and financial condition of private companies, and the Company relies significantly on the diligence of its service providers and agents to obtain information in connection with investment decisions in private companies. If the Company is unable to identify all material information about these private companies, the Company may fail to receive the expected return on investment, or lose some or all of the money invested in private companies. In addition, the private companies that the Company will invest in will usually have shorter operating histories and less experienced management than publicly traded competitors, which may adversely affect the return on, or the recovery of, investments in such businesses.

Additionally, private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investment. Private companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

The securities of our portfolio companies are generally illiquid.

The securities of our portfolio companies are generally illiquid, and the inability of these portfolio companies to complete an IPO or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any. The IPO market is, by its very nature, unpredictable. A lack of IPO opportunities for privately held emerging companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to companies that cannot complete an IPO. Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for privately held emerging companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

The equity securities we acquire in a portfolio company are generally subject to contractual transfer limitations imposed on the portfolio company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the portfolio company or the occurrence of another liquidity/exit event. As a result, prior to an IPO or other liquidity/exit event, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the portfolio companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO or consummate another liquidity event within our targeted time frame, or they may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted holding period and the value of these investments may decline substantially if an IPO or other exit is no longer viable. We may also be forced to take other steps to exit these investments.

The illiquidity of our portfolio company investments, including those that are quoted on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise. Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion of our portfolio may be invested in such illiquid securities at all times.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until any applicable post-IPO lockup restriction expires. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

We will face risks associated with acquiring securities of C1 Thirty companies through (i) purchases on private secondary marketplaces, (ii) purchases in one-off private transactions, and (iii) direct purchases in private offerings.

We will acquire securities of C1 Thirty companies through three principal channels: (i) purchases on private secondary marketplaces, (ii) purchases in one-off private transactions, and (iii) direct purchases in private offerings. Acquiring securities through these channels subjects us to risks. For example, our ability to find desired investments and to achieve liquidity depends principally on how active private secondary markets are and whether we could obtain reasonable prices for our investments, as further described in the risk factor entitled “Risks related to investing in securities quoted on private secondary marketplaces” below. In addition, with respect to purchases of securities pursuant to purchase agreements that we will enter into for transactions identified through ATSs or one-off private transactions with eligible securityholders, we may be subject to the risk that we may not timely obtain required approvals or waivers of contractual transfer restrictions following the execution of a purchase agreement. Typically, the transfer restriction that we will require a waiver of after the signing of a purchase agreement is the issuer’s right of first refusal (“ROFR”) for the issuer to purchase the securities that we seek to acquire pursuant to the purchase agreement. While we expect that we will be able to obtain required approvals or waivers of contractual transfer restrictions generally within two weeks of executing a purchase agreement, there may be cases in which it may take us longer than two weeks to obtain the requested approval or waiver. We will structure our purchase agreements for the acquisition of securities issued by C1 Thirty companies to provide that approval of the transfer of securities or waiver of the transfer restrictions must be obtained within 30 days from the date of the execution. The purchase agreements will provide that in any such case, the agreement will terminate automatically if (i) approval of the transfer of securities or waiver of the transfer restrictions is not obtained within 30 days from the signing of the purchase agreement, or (ii) the closing of the purchase agreement, which is completed upon the wiring and receipt of the funds and the Company receiving written notice of the recording of the transfer of the securities on the books and records of the issuer of the subject securities, does not occur within 35 days from the signing of the purchase agreement.

With respect to purchase agreements that are subject to transfer restrictions (such as a ROFR) at the time of signing, we conclude that it would be appropriate to record the purchase at the time when any and all transfer restrictions have been satisfied. Investors of our Common Shares should understand that our conclusion is subject to different interpretations by regulatory agencies, courts and other bodies having oversight authority. If one or more of these authorities reach a different conclusion as it pertains to recognition of purchase agreements, it could result in us misstating the value of our assets.

In addition, for purchases that we identify through ATSs and for some purchases conducted directly with eligible securityholders, we may be required to pay an additional fee. For transactions identified through an ATS, the fee typically ranges from 1% to 5% of the transaction value. For transactions conducted directly with eligible securityholders where a broker-dealer matches us with the eligible securityholder, the fee to the broker-dealer typically ranges from 2% to 5%. We will account for these fees as a part of the total cost being paid by the Company to acquire the particular securities. If the value of the acquired securities does not exceed our total acquisition cost of the acquired securities, we will realize a loss on this investment when the securities are eventually sold. If the transaction does not settle for reasons such as the issuer exercises its ROFR or if the seller breaches its obligation to sell the securities, we will not incur these fees.

Risks related to investing in securities quoted on private secondary marketplaces.

To acquire investments for our portfolio and to obtain liquidity for these investments, we will utilize private secondary marketplaces that are registered as broker-dealers under Section 15 of the Securities Exchange Act and operated as ATSs in accordance with the requirements of Regulation ATS under the Securities Exchange Act.

Our ability to find desired investments and to achieve liquidity depends principally on how active these markets are and whether we could obtain reasonable prices for our investments. There can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks, which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Company as an access vehicle for investment in private shares. Private companies may also seek to limit secondary trading in their stock, such as through contractual transfer restrictions (such as ROFRs), and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Purchasing securities that are quoted on private secondary marketplaces also subjects us to the risk that we may not timely obtain required approvals or waivers of contractual transfer restrictions following the execution of a purchase agreement. In addition, for completed transactions involving private secondary marketplaces, we will incur private secondary marketplace fees that we will account for as a part of the total cost being paid by us to acquire the particular securities. These risks are described in the risk factor immediately prior to this risk factor, on page 23.

The Company is subject to counterparty risk in connection with one-off private transactions with eligible securityholders.

When acquiring shares in private transactions with eligible securityholders of the C1 Thirty companies, the Company will be subject to counterparty risk. Because transactions with such securityholders are not cleared through a central counterparty, the Company is subject to the risk that a securityholder is unable or unwilling to perform required contractual obligations. Private companies may seek to limit private transfers of their securities, such as through contractual transfer restrictions (such as ROFRs). If the securities purchased by the Company are subject to such restrictions, or if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Company may not to be able to secure the securities that the Company sought to acquire, or the Company may face significant delays in obtaining such securities. There can be no assurance that a counterparty will not default.

We may not realize gains from our equity investments.

We invest principally in the equity and equity-linked securities issued by up to 30 companies that our Adviser believes are among the 30 leading private digital asset services and technology companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire may be subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the portfolio companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of many of our investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are quoted on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we generally invest in equity and equity-linked securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We will not hold controlling equity interests in our portfolio companies.

We will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-linked investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

Investments in rights, warrants, convertible securities and equity-linked securities subject the Company to additional risks.

Investments in rights, warrants, convertible securities and equity-linked securities may subject the Company to similar risks as those associated with investments in capital stock as well as additional risks associated with investments in derivative securities. The trading price of rights, warrants, convertible securities and equity-linked securities may not equal the underlying value of the equity to which they are linked. Rights, warrants and convertible securities grant their holders the option to acquire the underlying equity securities. Unlike capital stock, they do not confer dividend or voting rights with respect to the underlying equity securities. While the value of rights, warrants and convertible securities is based on the value of the underlying equity securities, the value of a right, warrant or convertible security may not move in tandem with the underlying equity security and may expire worthless. Because equity-linked securities are sometimes issued by a third party other than the issuer of the underlying equity security, the Company is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payments at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Company to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Company’s portfolio.

Reliance on portfolio company management

The day-to-day operations of the portfolio companies in which we will invest will be the responsibility of such portfolio company’s management team. We do not intend to seek representation on the board of directors of portfolio companies or otherwise provide management or strategic planning assistance, and will not have an active role in the day-to-day management of the companies in which we invest. Although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective. To the extent that the senior management of a portfolio company performs poorly, or if a key manager of a portfolio company terminates employment, our investment in such company could be adversely affected. There are many challenges faced by leaders of emerging private companies, including resignations or dismissals of senior executive officers and other top managers, disputes among investors and board members, regulatory hurdles, bad press, allegedly unethical or illegal business practices, competition from larger companies with better resources and experience, and management complicity in discrimination and hostile workplace environments on account of race or gender. Our returns will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of such individuals.

In addition, we will generally participate in the capital structure of the portfolio companies on the basis of financial projections for such portfolio companies. Projected operating results will normally be based in part on the judgment of the management of the portfolio company. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. In circumstances in which the Adviser relies on information from corporate management, the Company may be subject to the risk of dysfunctional or fraudulent management and/or accounting irregularities.

Limited information

Only limited information may be made available to us regarding our investments in potential portfolio companies. There generally will be little or no publicly available information regarding the status and prospects of the portfolio company. Investment decisions may depend on the Adviser’s ability to obtain relevant information from non-public sources, and the Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. There is a risk that: (i) there are facts or circumstances pertaining to a portfolio company that the public (including us and the Adviser) are not aware of; and (ii) publicly available information concerning the a portfolio company upon which the Adviser relies may prove to be inaccurate, and, as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment.

No guarantee of future access to information

Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities. Exercise and use of any information rights with respect to the portfolio company shall be at our sole discretion.

Contingent liabilities

We will invest a substantial portion of our assets in private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Difficulty of asset valuations or appraisals

We hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation. We are required to fair value such investments and expect to conduct our own fair valuations consistent with valuation policies and procedures adopted by the Board. The Adviser also utilizes alternative valuation methods, such as engaging third-party valuation providers or pricing services, as it determines is necessary in order to fair value such investments. All valuation methods necessarily involve a level of subjectivity for which objective support is unavailable. If a third party is used to assist with asset valuations, we will ultimately be responsible for the valuation of such assets notwithstanding the assistance from an independent third party provider.

Risks Associated with Investments in BDCs, ETFs and ETPs

The Company may invest, as a non-principal investment strategy, in BDCs, ETFs and ETPs. An investment in a BDC, ETF or ETP generally presents the same principal risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of a BDC, ETF or ETP can fluctuate up or down, and the Company could lose money investing in a BDC, ETF or ETP if the prices of the securities owned by them decrease. In addition, BDCs, ETFs and ETPs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of a BDC's, ETF’s or ETP’s shares may trade above or below their NAV; (ii) an active trading market for a BDC's, ETF's or ETP's shares may not develop or be maintained; or (iii) if a BDC's, ETF's or ETP's shares are listed on an exchange, trading of such shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Further, the BDCs, ETFs and ETPs in which we may invest are not subject to the Company’s investment policies and restrictions. The Company will generally receive information regarding the portfolio holdings of BDCs, ETFs and ETPs only when that information is made available to the public. The Company cannot dictate how the BDCs, ETFs and ETPs invest their assets. The BDCs, ETFs and ETPs may invest their assets in securities and other instruments and may use investment techniques and strategies that are not described in this prospectus. Notably, unlike the Company, ETPs may invest directly in physical spot digital assets or crypto assets and therefore they are directly subject to the risks associated with investments digital assets or crypto assets. Common stockholders will bear two layers of fees and expenses with respect to the Company’s investments in BDCs, ETFs and ETPs because each of the Company and the BDCs, ETFs and ETPs will charge fees and incur separate expenses.

Risks Associated with the Digital Asset Industry

Because we intend to invest in digital asset services and technology companies, we expect the operations of such companies to be subject to risks associated with investments in this industry.

We intend to invest in digital asset services and technology companies. Investments in these businesses involve special risks, including the following risks, among others, any of which could be detrimental to the value of businesses in which we invest and consequently the value of our shares.

●	Digital assets have been, and may be, used by bad actors to execute black market transactions, commit fraud, launder funds, evade taxes or economic sanctions, finance terrorism and other illegal activities, which could negatively impact the reputation and business of the companies in which we invest.

●	Digital asset markets, trading platforms and related services are experiencing rapid technological developments and growth. However, they may decline in popularity, or even face obsolescence, due to slowing usage or acceptance of digital assets and unexpected technical or business incompatibilities between currencies and related trading services.

●	The digital asset trading industry is rapidly evolving and has experienced significant uncertainty and volatility due to numerous factors (including the risks set forth in this risk factor). We expect our portfolio companies will face significant competition, uncertainty and volatility as digital asset trading businesses continue to evolve, which could have a material adverse effect on our business. For example, a security breach or another incident that affects a particular digital asset such as Bitcoin or Ether may affect the digital asset industry as a whole, thereby impacting our business. As a result, future negative developments may reduce the value of the private digital asset services and technology companies in which we intend to invest and as a result our investments in such companies may be over-valued.

●	Due to unfamiliarity and negative publicity surrounding the digital asset industry and digital asset trading platforms (including the quality, security and reliability of technologies employed by these platforms), existing and potential customers may lose confidence in the businesses in which we invest.

●	Digital asset trading platforms may be subject to disputes and claims from customers who incur losses related to the use of such platforms, which could adversely affect the value of our investments in such platforms.

●	We may invest in companies that rely on the functionality of certain “smart contract-based” digital assets. If the underlying smart contracts for digital assets do not operate as expected, they could lose value and our investments could be adversely affected.

●	The companies in which we invest may be required to make significant capital and other investments in their businesses and may not be able to do so based on their operations and financial condition or at a level to remain competitive with competitors that have greater financial resources.

●	The companies in which we invest may be subject to stringent security requirements that impose substantial costs and could be the target of attacks or security breaches, which could have a material adverse effect on their businesses and the value of our investments.

●	U.S. and foreign governments and/or agencies may introduce increasingly complex and stringent laws, regulations and policies, which could have a material adverse effect on the companies in which we invest.

●	The uncertainty surrounding the adoption and implementation of new rules and regulations in the U.S. and foreign countries may lead to increased market volatility, including significant declines in asset value of any given digital asset and the digital asset industry as a whole.

●	Several governments and agencies, including the U.S. Federal Reserve Bank (the “Federal Reserve”), are evaluating, have announced or are preliminarily implementing central bank digital “fiat” currencies which may be fully technically compatible. Thus, central bank digital “fiat” currencies may adversely affect our investments by reducing the market viability of the services provided by the companies in which we invest.

●	Increased environmental concerns about specific digital asset mining technologies and related political actions impacting mining capabilities taken by the U.S. or foreign governments may have a material adverse effect on the business of companies in which we invest.

●	Future developments regarding the treatment of digital assets for U.S. federal income and/or foreign tax purposes could adversely impact the business of companies in which we invest.

●	The companies in which we invest may be subject to complex financial accounting rules, and there is limited guidance from accounting standard setting bodies. If financial accounting standards undergo significant changes, the operating results of companies in which we invest could be adversely affected.

Any of the foregoing factors could have an adverse impact on the operations, and the value of the shares, of our portfolio companies which in turn could have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

Recent developments in the digital asset economy have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity.

Digital asset prices fluctuate widely. This has led to volatility and disruption in the digital asset services and technology industry and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. Developments like these have resulted in a loss of confidence in participants in the digital asset services and technology industry, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Also in 2022, FTX, one of the largest digital asset trading platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the DOJ and the Commodity Futures Trading Commission (“CFTC”), as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity. In addition, several other entities in the digital asset industry have filed for bankruptcy since FTX’s bankruptcy filing, such as BlockFi Inc., Terraform Labs Pte. Ltd. and Genesis Global Capital, LLC, a subsidiary of Genesis Global Holdco, LLC.

These events have led to a substantial increase in regulatory and enforcement scrutiny of the industry as a whole and of digital asset trading platforms in particular, including from the DOJ, the SEC, the CFTC, the White House and Congress. For example, in June 2023, the SEC brought charges against Binance and Coinbase, two of the largest digital asset trading platforms, alleging that Binance and Coinbase offered and sold certain crypto assets as the subject of investment contracts. Binance subsequently announced that it would be suspending United States dollar (“USD”) deposits and withdrawals on Binance and that it planned to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken alleging that it offered and sold certain crypto assets as the subject of investment contracts. The actions against prominent figures in the digital asset services and technology industry, such as those against Binance, Coinbase and Kraken, have led, and may in the future lead, to further volatility in digital asset prices and in the industry more broadly.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to us or the digital asset industry as a whole. These events also have also led to significant negative publicity around digital asset market participants. Continued disruption and instability in the digital asset markets as these events develop could have a material adverse effect on the operations, and the value of the shares, of our portfolio companies which in turn could have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

To the extent that we invest in ETPs that hold Bitcoin or Ether, the financial return on these products will relate directly to the value of their digital assets, and the value of such digital assets may be highly volatile and subject to fluctuations due to a number of factors. Therefore, valuation of the ETPs in which the Company invests in will be materially adversely affected by the manifestation of these risks all of the risks described below.

While we will not invest directly in any digital assets, we may from time to time, as a non-principal investment strategy, invest in ETPs that invest in physical spot Bitcoin or Ether. The value of these ETPs relates directly to the value of the digital assets they hold, and fluctuations in the price of such digital assets could adversely affect the value of our investments and overall value of our investment portfolio. The market price of Bitcoin and Ether may be highly volatile, and subject to a number of factors, including:

●	an increase in the global supply of Bitcoin and/or other digital assets;

●	manipulative trading activity on digital asset trading platforms, which platforms, in many cases, may be operating out of compliance with regulation;

●	the adoption of digital assets as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of open-source software protocols on which digital assets rely;

●	forks in the blockchains used by digital assets;

●	investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or digital assets, and digital asset trading platform rates;

●	consumer preferences and perceptions of Bitcoin specifically and digital assets generally;

●	fiat currency withdrawal and deposit policies on digital asset trading platforms;

●	the liquidity of digital asset markets and any increase or decrease in trading volume on digital asset markets;

●	investment and trading activities of large investors that invest directly or indirectly in Bitcoin, Ether or other digital assets;

●	a “short squeeze” resulting from speculation on the price of Bitcoin, Ether or other digital assets, if aggregate short exposure exceeds the number of shares of the digital asset fund available for purchase;

●	an active derivatives market for Bitcoin or Ether specifically or for digital assets generally;

●	a determination that Bitcoin, Ether or other digital assets are, in fact, securities or changes in their status under the federal securities laws, or that such digital assets could be offered and sold as the subject of investment contracts, and thus be subject to regulation under applicable federal securities laws;

●	monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of digital assets as a form of payment or the purchase of digital assets on the digital asset markets;

●	global or regional political, economic or financial conditions, events and situations, such as the novel coronavirus outbreak;

●	fees associated with processing digital asset transactions and the speed at which digital asset transactions are settled;

●	interruptions in service from or closures or failures of major digital asset trading platforms;

●	decreased confidence in digital asset trading platforms due to the platform operating out of compliance with regulation;

●	increased competition from other forms of digital assets or payment services; and

●	the value of digital assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in digital assets generally may not be based on fundamental analysis.

In addition, there is no assurance that Bitcoin or Ether will maintain their value in the long or intermediate term. In the event that the price of Bitcoin or Ether decline, the value of ETPs in which we may invest will likely decline.

Although digital assets, such as Bitcoin and Ether, are often referred to as “cryptocurrencies,” they are not widely accepted as a means of payment. The offer and sale of such digital assets, and/or the digital assets themselves, may be required to be registered under the federal securities laws. The value of Bitcoin, Ether and other digital assets may also be subject to momentum pricing due to speculation regarding future appreciation in value, leading to greater volatility that could adversely affect the value of our shares. Momentum pricing typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, accounts for future appreciation in value, if any. We believe that momentum pricing of digital assets has increased the volatility of the price of digital assets. As a result, digital asset may be more likely to fluctuate in value due to changing investor confidence, which could impact future appreciation or depreciation of the digital asset service and technology companies in which we may invest and consequently the value of our shares and your investment in us.

Because digital asset trading platforms may be operating out of compliance with regulation, our portfolio companies may experience fraud, market manipulation, business failures, security failures or operational problems, which may adversely affect the value of our investments in them.

We may invest in companies that provide services to, or rely on, or integrate with electronic marketplaces where trading platform participants may trade, buy and sell digital assets. The largest digital asset trading platforms are online and typically trade on a 24-hour basis, publishing transaction price and volume data. Digital asset trading platforms are relatively new and may be operating out of compliance with regulation. While many prominent digital asset trading platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many other digital asset trading platforms do not provide this information. Furthermore, while digital asset trading platforms are and may continue to be subject to federal and state licensing requirements in the United States, digital asset trading platforms do not currently appear to be subject to regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset trading platforms.

Many digital asset trading platforms may be operating out of compliance with regulation, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading activity on or reported by regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. Any actual or perceived false trading in the market, and any other fraudulent or manipulative acts and practices, could adversely affect the market perception and value of digital assets, which could in turn adversely impact the value of our shares.

The SEC has also identified possible sources of fraud and manipulation in the digital asset markets generally, including, among others (1) “wash-trading”; (2) persons with a dominant position in Bitcoin manipulating Bitcoin pricing; (3) hacking of the Bitcoin network and trading platforms; (4) malicious control of the Bitcoin network; (5) trading based on material, non-public information (for example, plans of market participants to significantly increase or decrease their holdings in Bitcoin, new sources of demand for Bitcoin) or based on the dissemination of false and misleading information; (6) manipulative activity involving purported “stablecoins,” including Tether; and (7) fraud and manipulation at digital asset markets. The use or presence of such acts and practices in the digital asset markets could, for example, falsely inflate the volume of Bitcoin present in the digital asset markets or cause distortions in the price of Bitcoin, among other things that could adversely affect the companies in which we invest. Moreover, tools to detect and deter fraudulent or manipulative trading activities, such as market manipulation, front-running of trades, and wash-trading, may not be available to or employed by digital asset markets, or may not exist at all. Many digital asset markets also lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of digital assets on such markets may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

In addition, over the past several years, some digital asset trading platforms have been closed, been subject to criminal and civil litigation and have entered into bankruptcy proceedings due to fraud and manipulative activity, business failure and/or security breaches. In many of these instances, the customers of such digital asset trading platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset trading platforms. While smaller digital asset trading platforms are less likely to have the infrastructure and capitalization that make larger digital asset trading platforms more stable, larger digital asset trading platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Negative perception, a lack of stability and standardized regulation in the digital asset markets and/or the closure or temporary shutdown of digital asset trading platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in and diminish the value of the digital asset service and technology companies in which we invest. These potential consequences of such a digital asset trading platform’s failure could adversely affect the value of our assets and consequently our shares.

We may invest in companies that hold, rely on, or provide services and technology related to stablecoins, and the value of such portfolio companies may be impacted by the activities of stablecoin issuers and their regulatory treatment.

While the Company will not directly invest in stablecoins, the companies in which we invest may hold, rely on, or provide services and technology related to stablecoins. As a result, we may be exposed to these and other risks that stablecoins pose for the digital asset market, generally, and digital asset services and technology companies, specifically. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar, at a certain value. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past impacted the prices of certain digital assets, and has at times caused certain stablecoins to lose their “peg” to the underlying fiat currency. Stablecoins are a relatively new phenomenon, and it is impossible to know all of the risks that they could pose to participants in the digital asset markets. For instance, stablecoins are reliant on the U.S. banking system and U.S. treasuries, and the failure of either to function normally could impede the function of stablecoins or lead to outsized redemption requests, and therefore could adversely affect the value of our investments in companies exposed to stablecoins and consequently the value of our shares.

Some stablecoins have been asserted to be securities under the federal securities laws. For example, in 2023, the SEC alleged that certain stablecoins, such as BUSD and USDT, have been offered and sold as the subject of investment contracts, and therefore subject to regulation as a security under applicable federal securities laws. A determination that a popular stablecoin is a security could lead to outsized redemption requests, and therefore could adversely affect the broader value of the Shares.

Given the role that stablecoins play in global digital asset markets, their fundamental liquidity can have a dramatic impact on the broader digital asset market, including the companies in which we intend to invest. Because a large portion of the digital asset market still depends on stablecoins such as Tether and USDC, there is a risk that a disorderly de-pegging or a run on Tether or USDC could lead to dramatic market volatility in, and/or materially and adversely affect the prices of, digital assets more broadly, which could materially and adversely affect the value of the companies in which we intend to invest.

Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries could adversely affect the price of digital assets and the value of digital asset companies in which we invest and in turn the value of our shares.

The future development and growth of the digital asset industry is subject to a variety of factors that are difficult to predict and evaluate. If the digital asset industry does not grow as we expect, the value our investments in digital asset companies, and in turn of your shares in us, could be adversely affected.

Digital assets built on blockchain technology were only recently introduced and remain in the early stages of development. In addition, different digital assets are designed for different purposes. Bitcoin, for instance, was designed to serve as a peer-to-peer electronic cash system, while Ethereum was designed to be a smart contract and decentralized application platform. Many other digital asset networks – ranging from cloud computing to tokenized securities networks – have only recently been established. The further growth and development of any digital assets and their underlying networks and other cryptographic and algorithmic protocols governing the creation, transfer, and usage of digital assets represent a new and evolving paradigm that is subject to a variety of factors that are difficult to evaluate, including:

●	many digital asset networks have limited operating histories, have not been validated in production, and are still in the process of developing and making significant decisions that will affect the design, supply, issuance, functionality, and governance of their respective digital assets and underlying blockchain networks, any of which could adversely affect their respective digital assets;

●	many digital asset networks are in the process of implementing software upgrades and other changes to their protocols, which could introduce bugs, security risks, or adversely affect the respective digital asset networks;

●	several large networks, including Bitcoin and Ethereum, are developing new features to address fundamental speed, scalability, and energy usage issues. If these issues are not successfully addressed, or are unable to receive widespread adoption, it could adversely affect the underlying digital assets;

●	security issues, bugs, and software errors have been identified with many digital assets and their underlying blockchain networks, some of which have been exploited by malicious actors. There are also inherent security weaknesses in some digital assets, such as when creators of certain digital asset networks use procedures that could allow hackers to counterfeit tokens. Any weaknesses identified with a digital asset could adversely affect its price, security, liquidity, and adoption. If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the compute or staking power on a digital asset network, as has happened in the past, it may be able to manipulate transactions, which could cause financial losses to holders, damage the network’s reputation and security, and adversely affect its value;

●	the development of new technologies for mining, such as improved application-specific integrated circuits (commonly referred to as ASICs), or changes in industry patterns, such as the consolidation of mining power in a small number of large mining farms, could reduce the security of blockchain networks, lead to increased liquid supply of digital assets, and reduce a digital asset’s price and attractiveness;

●	if rewards and transaction fees for miners or validators on any particular digital network are not sufficiently high to attract and retain miners, a digital asset network’s security and speed may be adversely affected, increasing the likelihood of a malicious attack;

●	many digital assets have concentrated ownership or an “admin key,” allowing a small group of holders to have significant unilateral control and influence over key decisions related to their digital asset networks, such as governance decisions and protocol changes, as well as the market price of such digital assets;

●	the governance of many decentralized blockchain networks is by voluntary consensus and open competition, and many developers are not directly compensated for their contributions. As a result, there may be a lack of consensus or clarity on the governance of any particular digital asset network, a lack of incentives for developers to maintain or develop the network, and other unforeseen issues, any of which could result in unexpected or undesirable errors, bugs, or changes, or stymie such network’s utility and ability to respond to challenges and grow; and

●	many digital asset networks are in the early stages of developing partnerships and collaborations, all of which may not succeed and adversely affect the usability and adoption of the respective digital assets.

Various other technical issues have also been uncovered from time to time that resulted in disabled functionalities, exposure of certain users’ personal information, theft of users’ assets, and other negative consequences, and which required resolution with the attention and efforts of their global miner, user, and development communities. If any such risks or other risks materialize, and in particular if they are not resolved, the development and growth of the digital asset industry may be significantly affected, and, as a result, the business, operating results, and financial condition and value of the digital asset companies in which we invest could be adversely affected, resulting in a decrease in the value of our shares and your investment in us.

There are many public, permissionless blockchains that can vary by, among other things, technical design, consensus mechanism, decentralization, security, scalability, the use cases and applications supported. The use of public, permissionless blockchains is novel, untested and may contain inherent flaws or limitations.

Blockchain is an emerging technology that offers new capabilities which are not fully proven in use. The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. A blockchain may be open and permissionless or private and permissioned. The Bitcoin and Ethereum blockchains are examples of open, public, permissionless blockchains. Blockchain derives its name from the way it stores transaction data in “blocks” that are linked together to form a chain. As the number of transactions grows, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network, which is, with respect to public blockchains, governed by rules agreed on by the network participants.

There are many public, permissionless blockchains that can vary by, among other things, technical design, consensus mechanism, decentralization, security, scalability, the use cases and applications supported. For example, there are numerous differences between the Bitcoin blockchain and Ethereum blockchain set forth in the table below:

Bitcoin		Ethereum
●	Designed as a way to carry out relatively simple digital payments; however, Bitcoin is not widely accepted as a means of payment.	●	Designed as a network that supports a complex financial ecosystem; however, Ethereum is not widely accepted as a means of payment.
●	Cannot support smart contracts.	●	Can support smart contracts, software programs that execute automatically when certain conditions are met.
●	Fixed Supply: New issuance of Bitcoin is halved about every four years, with total Bitcoin supply capped at 21 million coins.	●	Dynamic supply: The supply of Ether is dynamic, and Ether’s supply can shrink or grow depending on several variables, such as the usage of the Ethereum blockchain.
●	Stability: It is relatively difficult to change Bitcoin’s code, reinforcing its value proposition as an alternative monetary instrument rather than a constantly evolving technology platform.	●	Evolving: Ethereum has the largest blockchain developer community focused on building applications and making technical improvements to the protocol to support the next generation of applications.

The differences between the Bitcoin blockchain and Ethereum blockchain is exemplary of the many differences among the vast number of public, permissionless blockchains, and underscores that blockchain technology is currently novel, untested and may contain inherent flaws or limitations. In most cases, software used by digital asset issuing entities will be in an early development stage and still unproven. As with other novel software products, the computer code underpinning blockchains may contain errors, or function in unexpected ways. Therefore, there are unknown risks associated with blockchain technology, and therefore, investing in digital assets, even indirectly, is subject to increased risk compared to traditional investments. Known risks associated with blockchain technology include:

●	a blockchain may be vulnerable to attacks to the extent that, in terms of a proof-of-work blockchain, a “miner” or group of “miners” possesses more than 50% of the blockchain’s “hashing” power or that, in terms of a proof-of-stake blockchain, there is concentration in the ownership and/or staking of the blockchain’s native crypto asset;

●	proposed changes to a blockchain’s protocol may not be adopted by a sufficient number of users and validators or users and miners, respectively, which may result in competing blockchains with different native crypto assets and sets of participants (also known as a “fork”);

●	that a blockchain’s protocol, including the code of any smart contracts running on the blockchain, may contain flaws that can be exploited by attackers;

●	that these blockchains have historically faced scalability challenges as they seek to increase their number of users. A greater number of users increases the number of “nodes” that are involved in the processing and maintenance of particular blockchain, and an increase in nodes decreases the network’s efficiency in processing transactions and may result in slowness of transaction processing and finality. A greater number of users also gives rise to variability of transaction fees, and volatility of digital asset prices; and

●	that the native crypto assets of these blockchains are bearer assets that can be irrevocably lost or stolen to the extent that the “private keys” securing the assets are lost or stolen.

Our portfolio companies will be subject to an extensive, highly evolving and uncertain regulatory landscape and any adverse changes to, or their failure to comply with, any laws and regulations could adversely affect their brand, reputation, business, operating results, and financial condition and the value of our investments.

The digital asset companies in which we invest are subject to extensive laws, rules, regulations, policies, orders, determinations, directives, treaties, and legal and regulatory interpretations and guidance in the markets in which they operate, which may include those governing financial services and banking, federal government contractors, trust companies, securities, derivative transactions and markets, broker-dealers and ATSs, commodities, credit, digital asset custody, exchange, and transfer, cross-border and domestic money and digital asset transmission, commercial lending, usury, foreign currency exchange, privacy, data governance, data protection, cybersecurity, fraud detection, payment services (including payment processing and settlement services), consumer protection, escheatment, antitrust and competition, bankruptcy, tax, anti-bribery, economic and trade sanctions, anti-money laundering, and counter-terrorist financing. Many of these legal and regulatory regimes were adopted prior to the advent of the internet, mobile technologies, digital assets, generative artificial intelligence (“AI”) and related technologies. As a result, some applicable laws and regulations do not contemplate or address unique issues associated with the digital asset economy, are subject to significant uncertainty, and vary widely across U.S. federal, state, and local and international jurisdictions. These legal and regulatory regimes, including the laws, rules, and regulations thereunder, evolve frequently and may be modified, interpreted, and applied in an inconsistent manner from one jurisdiction to another, and may conflict with one another. Moreover, the complexity and evolving nature of the digital asset industry and the significant uncertainty surrounding the regulation of the digital asset economy requires our portfolio companies to exercise judgment as to whether certain laws, rules, and regulations apply to their businesses, and it is possible that governmental bodies and regulators may disagree with their conclusions. To the extent our portfolio companies have not complied with such laws, rules, and regulations, they could be subject to significant fines, revocation of licenses, limitations on or temporary or permanent suspensions of their products and services, reputational harm, and other regulatory consequences, each of which may be significant and could adversely affect our each of our portfolio companies’ business, operating results, and financial condition.

Additionally, various governmental and regulatory bodies, including legislative and executive bodies, in the United States and in other countries may adopt new laws and regulations, the direction and timing of which may be influenced by changes in the governing administrations and major events in the digital asset economy.

Moreover, our portfolio companies may offer products and services whose functionality or value depends in part on our management of token transaction smart contracts, liquid staking, asset tracking, or other applications that provide novel forms of customer engagement and interaction delivered via blockchain protocols. Our portfolio companies may also offer products and services whose functionality or value depends on their ability to develop, integrate, or otherwise interact with such applications within the bounds of our legal and compliance obligations. The legal and regulatory landscape for such products, including the law governing the rights and obligations between and among smart contract developers and users and the extent to which such relationships entail regulated activity is uncertain and rapidly evolving. Our portfolio companies’ interaction with those applications, and the interaction of other blockchain users with any smart contracts or assets they may generate or control, could present legal, operational, reputational, and regulatory risks for their businesses.

Because our portfolio companies may include businesses that offer a variety of innovative products and services to customers, many of their offerings may be subject to significant regulatory uncertainty and they from time-to-time face regulatory inquiries regarding their current and planned products. For instance, our portfolio companies may facilitate or engage in transactions involving certain stablecoin digital assets. The regulatory treatment of fiat-backed stablecoins is highly uncertain and has drawn significant attention from legislative and regulatory bodies around the world. The issuance and resale of such stablecoins may implicate a variety of banking, deposit, money transmission, prepaid access and stored value, anti-money laundering, commodities, securities, sanctions, and other laws and regulations in the United States and in other jurisdictions. There are substantial uncertainties on how these requirements would apply in practice, and our portfolio companies may face substantial compliance costs to operationalize and comply with these rules. Moreover, our portfolio companies may offer products and services that incorporate digital engagement, including recommendations, incentives, notifications, educational content and relevant news. Legislators and regulators in jurisdictions in which our portfolio companies may operate have solicited comment from the public or proposed or adopted laws or regulations relating to the use of gamification, predictive analytics or other digital engagement features or practices in various products and services, including potential conflicts of interest that may arise as a result of such practices. If such laws or regulations are adopted in jurisdictions in which our portfolio companies operate and deemed to apply to the products and services they offer, our portfolio companies could be required to change the way they market their offerings and interact with existing and prospective customers or modify certain features contained within their products and services, any of which could adversely impact their business, operating results and financial condition. Certain products and services offered by our portfolio companies may be deemed to be engaged in a form of regulated activity for which licensure is required or cause certain portfolio companies to become subject to new and additional forms of regulatory oversight. Additionally, our portfolio companies may offer various staking, rewards, and lending products, all of which are subject to significant regulatory uncertainty, and could implicate a variety of laws and regulations worldwide. For example, there is regulatory uncertainty regarding the status of staking, lending, rewards, and other yield-generating activities under the U.S. federal and state securities laws. Even if our portfolio companies implement policies and procedures, including geofencing for certain products and services, designed to help monitor for and ensure compliance with existing and new laws and regulations, there can be no assurance that our portfolio companies and their employees, contractors, and agents will not violate or otherwise fail to comply with such laws and regulations. To the extent that our portfolio companies or their employees, contractors, or agents are deemed or alleged to have violated or failed to comply with any laws or regulations, including related interpretations, orders, determinations, directives, or guidance, they could be subject to a litany of civil, criminal, and administrative fines, penalties, orders and actions, including being required to suspend or terminate the offering of certain products and services. Moreover, to the extent our portfolio companies’ customers nevertheless access their platforms, products or services outside of jurisdictions where our portfolio companies have obtained required governmental licenses and authorization, they could similarly be subject to a variety of civil, criminal, and administrative fines, penalties, orders and actions as a result of such activity.

Due to their business activities, our portfolio companies may be subject to ongoing examinations, oversight, and reviews and currently are, and expect in the future, to be subject to investigations and inquiries, by U.S. federal and state regulators and foreign financial service regulators, many of which have broad discretion to audit and examine their businesses. Our portfolio companies may be periodically subject to audits and examinations by these regulatory authorities. As a result of findings from these audits and examinations, regulators have, are, and may in the future require our portfolio companies to take certain actions, including amending, updating, or revising their compliance measures from time to time, limiting the kinds of customers that they provide services to, changing, terminating, or delaying their licenses and the introduction of their existing or new product and services, and undertaking further external audit or being subject to further regulatory scrutiny, including investigations and inquiries. Our portfolio companies may receive, examination reports citing violations of rules and regulations, inadequacies in existing compliance programs, and requiring them to enhance certain practices with respect to their compliance programs, including due diligence, monitoring, training, reporting, and recordkeeping. Implementing appropriate measures to properly remediate these examination findings may require our portfolio companies to incur significant costs, and if they fail to properly remediate any of these examination findings, they could face civil litigation, significant fines, damage awards, forced removal of certain employees including members of their executive teams, barring of certain employees from participating in their businesses in whole or in part, revocation of existing licenses, limitations on existing and new products and services, reputational harm, negative impact to their existing relationships with regulators, exposure to criminal liability, or other regulatory consequences. Further, we believe increasingly strict legal and regulatory requirements and additional regulatory investigations and enforcement, any of which could occur or intensify, may continue to result in changes to our portfolio companies’ businesses, as well as increased costs, and supervision and examination for portfolio companies, their agents, and service providers. Moreover, new laws, regulations, or interpretations may result in additional litigation, regulatory investigations, and enforcement or other actions, including preventing or delaying our portfolio companies from offering certain products or services offered by their competitors or could impact how our portfolio companies offer such products and services.

Adverse changes to, or our portfolio companies’ failure to comply with, any laws and regulations, may have an adverse effect on their reputations and brands and their businesses, operating results, and financial conditions and consequently on the value of our shares.

To the extent our portfolio companies have international activities, they will be obligated to comply with the laws, rules, regulations, and policies of a variety of jurisdictions and may be subject to inquiries, investigations, and enforcement actions by U.S. and/or non-U.S. regulators and governmental authorities, including those related to sanctions, export control, and anti-money laundering.

To the extent our portfolio companies have international activities, they will be obligated to comply with the laws, rules, regulations, policies, and legal interpretations of the jurisdictions in which they operate. For instance, financial regulators outside the United States have increased their scrutiny of digital asset trading platforms over time, such as by requiring digital asset trading platforms operating in their local jurisdictions to be regulated and licensed under local laws. Moreover, laws regulating financial services, the internet, mobile technologies, digital assets, and related technologies outside of the United States are highly evolving, extensive and often impose different, more specific, or even conflicting obligations, as well as broader liability. In addition, to the extent our portfolio companies are based in the United States and have international activities, they may be required to comply with laws and regulations related to economic sanctions and export controls enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of Commerce’s Bureau of Industry and Security, and U.S. anti-money laundering and counter-terrorist financing laws and regulations, enforced by the U.S. Financial Crimes Enforcement Network (“FinCEN”) and certain state financial services regulators. U.S. sanctions and export control laws and regulations generally restrict dealings by persons subject to U.S. jurisdiction with certain jurisdictions that are the target of comprehensive embargoes, currently the Crimea Region, the Donetsk People’s Republic, and the Luhansk People’s Republic of Ukraine, Cuba, Iran, North Korea, and Syria, as well as with persons, entities, and governments identified on certain prohibited party lists. Moreover, as a result of the Russian invasion of Ukraine, the United States, the E.U., the United Kingdom, and other jurisdictions have imposed wide-ranging sanctions on Russia and Belarus and persons and entities associated with Russia and Belarus. There can be no certainty regarding whether such governments or other governments will impose additional sanctions, or other economic or military measures against Russia or Belarus. While we intend to invest in companies with robust compliance programs, there can be no guarantee that our portfolio companies’ compliance programs will prevent transactions with particular persons or addresses or prevent every potential violation of OFAC sanctions. Any present or future government inquiries of our portfolio companies relating to sanctions could result in negative consequences, including costs related to government investigations, financial penalties, and harm to our reputation. The impact on us related to such matters could be substantial.

Regulators worldwide frequently study each other’s approaches to the regulation of the digital asset economy. Consequently, developments in any jurisdiction may influence other jurisdictions. New developments in one jurisdiction may be extended to additional services and other jurisdictions. As a result, the risks created by any new law or regulation in one jurisdiction are magnified by the potential that they may be replicated, affecting the business of our portfolio companies in another place or involving another service. Conversely, if regulations diverge worldwide, our portfolio companies may face difficulty adjusting their products, services, and other aspects of their businesses with the same effect. These risks will be heightened to the extent our portfolio companies face increased competitive pressure from other similarly situated businesses that engage in regulatory arbitrage to avoid the compliance costs associated with regulatory changes. These regulatory risks related to international activities may have an adverse effect on our portfolio companies’ businesses, operating results, and financial conditions and consequently on the value of our shares.

To the extent any of our portfolio companies fail to safeguard and manage their and their customers’ fiat currencies and digital assets, such failure could adversely impact such portfolio company’s business, operating results, and financial condition.

We may invest in portfolio companies that hold cash and safeguard digital assets on behalf of their customers and hold fiat and digital assets for corporate investment and operating purposes. Safeguarding customers’ cash and digital assets is integral to building trust with customers.

We and our portfolio companies may rely on vendors or financial partners’ abilities to manage and accurately hold fiat currency and digital assets, and such management and custody requires a high level of internal controls. We and our portfolio companies are limited in our ability to influence or manage the controls and processes of third-party partners or vendors and may be dependent on our partners’ and vendors’ operations, liquidity and financial condition to manage these risks. As we and our portfolio companies grow and expand, we also must scale and strengthen our internal controls and processes, and monitor our third party partners’ and vendors’ ability to similarly scale and strengthen. Failure to do so could adversely impact our and our portfolio companies’ business, operating results, and financial condition. This is important both to the actual controls and processes and the public perception of the same.

Any inability by us or our portfolio companies to maintain safeguarding procedures, perceived or otherwise, could harm our business, operating results, and financial condition.

Any material failure by our portfolio companies or their partners to maintain the necessary controls, policies, procedures or to manage digital assets they hold could also adversely impact such portfolio company’s business, operating results, and financial condition. Moreover, because custodially held digital assets may be considered to be the property of a bankruptcy estate, in the event of a bankruptcy, digital assets our portfolio companies hold in custody on behalf of their customers could be subject to bankruptcy proceedings and such customers could be treated as general unsecured creditors.

We expect that the digital assets companies in which we invest will have developed and maintained administrative, technical, and physical safeguards designed to comply with applicable legal requirements and industry standards. However, it is nevertheless possible that hackers, employees or service providers acting contrary to such policies, or others could circumvent these safeguards to improperly access our portfolio companies’ systems or documents, or the systems or documents of their business partners, agents, or service providers, and improperly access, obtain, or misuse customer digital assets and funds. The methods used to obtain unauthorized access, disable, or degrade service or sabotage systems are also constantly changing and evolving and may be difficult to anticipate or detect for long periods of time. Insurance coverage for security breaches and security related matters in the digital asset sector is limited and may not cover the extent of loss nor the nature of such loss. The ability to maintain insurance is also subject to the insurance carriers’ ongoing underwriting criteria. Any loss of customer cash or digital assets could result in a subsequent lapse in insurance coverage, which could cause a substantial business disruption, adverse reputational impact, inability to compete with competitors, and regulatory investigations, inquiries, or actions. Additionally, to the extent our portfolio companies conduct transactions through our websites or other electronic channels, such transactions may create risks of fraud, hacking, unauthorized access or acquisition, and other deceptive practices. Any security incident resulting in a compromise of customer assets could result in substantial costs and require the notification of impacted individuals, and in some cases regulators, of a possible or actual incident, exposure to regulatory enforcement actions, including substantial fines, limit the ability to provide services, result in litigation, significant financial losses, reputational damage, and adversely affect business, operating results, financial condition, and cash flows of our portfolio companies and consequently will have a corresponding negative impact on the value of our shares.

We may invest in portfolio companies that are at risk of being exploited to facilitate illegal activity such as fraud, money laundering, gambling, tax evasion, and scams. If any of our portfolio companies’ platforms are exploited such illegal activities, our business could be adversely affected.

We may invest in portfolio companies that facilitate digital asset transactions and are at risk of being exploited to facilitate illegal activity including fraud, money laundering, gambling, tax evasion, and scams. Such companies may be specifically targeted by individuals seeking to conduct fraudulent transfers, and it may be difficult or impossible to detect and avoid such transactions in certain circumstances. The use of a portfolio company’s platform for illegal or improper purposes could subject it to claims, individual and class action lawsuits, and government and regulatory investigations, prosecutions, enforcement actions, inquiries, or requests that could result in liability and reputational harm for such portfolio company. Moreover, certain activities that may be legal in one jurisdiction may be illegal in another jurisdiction, and certain activities that are at one time legal may in the future be deemed illegal in the same jurisdiction. As a result, there is significant uncertainty and cost associated with detecting and monitoring transactions for compliance with local laws. In the event that a customer of one of our portfolio companies is found responsible for intentionally or inadvertently violating the laws in any jurisdiction, such portfolio company may be subject to governmental inquiries, enforcement actions, prosecuted, or otherwise held secondarily liable for aiding or facilitating such activities. Changes in law have also increased the penalties for money transmitters for certain illegal activities, and government authorities may consider increased or additional penalties from time to time.

Owners of intellectual property rights or government authorities may seek to bring legal action against money transmitters, for involvement in the sale of infringing or allegedly infringing items. Any threatened or resulting claims against one of our portfolio companies could result in reputational harm, and any resulting liabilities, loss of transaction volume, or increased costs could harm to such portfolio company.

Moreover, while fiat currencies can be used to facilitate illegal activities, digital assets are relatively new and, in many jurisdictions, may be lightly regulated or largely unregulated. Many types of digital assets have characteristics, such as the speed with which digital currency transactions can be conducted, the ability to conduct transactions without the involvement of regulated intermediaries, the ability to engage in transactions across multiple jurisdictions, the irreversible nature of certain digital asset transactions, and encryption technology that anonymizes these transactions, that make digital assets susceptible to use in illegal activity. U.S. federal and state and foreign regulatory authorities and law enforcement agencies, such as the DOJ, SEC, CFTC, FTC, FinCEN, or the Internal Revenue Service (“IRS”), and various state securities and financial regulators have taken and continue to take legal action against persons and entities alleged to be engaged in fraudulent schemes or other illicit activity involving digital assets. Some digital assets that incorporate privacy-enhancing features that obscure the identities of sender and receiver, and may prevent law enforcement officials from tracing the source of funds on the blockchain. As a result, facilitating transactions in these digital assets may lead to increased risk of liability arising out of anti-money laundering and economic sanctions laws and regulations.

We cannot ensure that our portfolio companies will be able to detect all illegal activity using their products or services. If any of our portfolio companies’ customers use their products or services to further such illegal activities, our portfolio companies’ business could be adversely affected having an adverse impact on their operations and the value of their shares which in turn would have a corresponding adverse effect on the value of our shares and could cause you to lose all or substantially all of the value of your investment in us.

We may invest in portfolio companies that hold their investments in DeFi protocols and our portfolio companies may suffer losses if such protocols do not function as expected.

We may invest in portfolio companies that hold their investments in various DeFi protocols. These protocols typically achieve their investment purposes through self-executing smart contracts that allow users to invest digital assets in a pool from which other users can borrow without requiring an intermediate party to facilitate these transactions. These investments typically earn interest to the investor based on the rates at which borrowers repay the loan, and can generally be withdrawn with no restrictions. However, these DeFi protocols are subject to various risks, including uncertain regulatory and compliance conditions in large markets such as the United States, the risk that the underlying smart contract is insecure, the risk that borrowers may default and the investor will not be able to recover its investment, the risk that any underlying collateral may experience significant volatility, and the risk of certain core developers with protocol administration rights can make unauthorized or harmful changes to the underlying smart contract. If any of these risks materialize, our portfolio companies’ investments in these DeFi protocols may be adversely impacted, which may in-turn adversely affect the value of our shares.

Due to unfamiliarity and some negative publicity associated with digital asset platforms, confidence or interest in digital asset platforms may decline.

We may invest in portfolio companies that provide, rely on, or relate to digital asset trading platforms and other digital asset platforms. Digital asset platforms are relatively new and may be operating out of compliance with regulation, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. As a result, customers and the general public may lose confidence or interest in digital asset platforms.

Since the inception of the digital asset economy, numerous digital asset platforms have been sued, investigated, or shut down due to fraud, manipulative practices, business failure, and security breaches. In many of these instances, customers of these platforms were not compensated or made whole for their losses. Larger platforms are more appealing targets for hackers and malware, and may also be more likely to be targets of regulatory enforcement actions.

In addition, there have been reports that a significant amount of digital asset trading volume on digital asset platforms is fabricated and false in nature, with a specific focus on unregulated platforms located outside the United States. Such reports may indicate that the market for digital asset platform activities is significantly smaller than otherwise understood.

Negative perception, a lack of stability and standardized regulation in the digital asset economy, and the closure or temporary shutdown of digital asset platforms due to fraud, business failure, hackers or malware, or government mandated regulation, and associated losses suffered by customers may continue to reduce confidence or interest in the digital asset economy and result in greater volatility of the prices of assets, including significant depreciation in value. Any of these events could have an adverse impact on the business and perception of our portfolio companies, which could adversely affect the value of our portfolio companies, which would in-turn adversely affect the value of our shares.

The digital asset economy is novel. As a result, policymakers are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. This less developed consideration of digital assets may make it difficult to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business.

As digital assets have grown in both popularity and market size, various U.S. federal, state, and local and foreign governmental organizations, consumer agencies and public advocacy groups have been examining the operations of digital asset networks, users and platforms, with a focus on how digital assets can be used to launder the proceeds of illegal activities, fund criminal or terrorist enterprises, and the safety and soundness of platforms and other service providers that hold digital assets for users. Many of these entities have called for heightened regulatory oversight, and have issued consumer advisories describing the risks posed by digital assets to users and investors. For instance, in 2022, the White House published a fact sheet described as the first-ever “Comprehensive Framework for Responsible Development of Digital Assets,” which encouraged “agencies to issue guidance and rules to address current and emergent risks in the digital asset ecosystem.”

Competitors, including traditional financial services, have spent years cultivating professional relationships with relevant policymakers on behalf of their industry so that those policymakers may understand that industry, the current legal landscape affecting that industry, and the specific policy proposals that could be implemented in order to responsibly develop that industry. The lobbyists working for these competitors have similarly spent years developing and working to implement strategies to advance these industries. Members of the digital asset economy have started to engage policymakers directly and with the help of external advisors and lobbyists. However, this work is in a relatively nascent stage. As a result, new laws and regulations may be proposed and adopted in the United States and internationally, or existing laws and regulations may be interpreted in new ways, that harm the digital asset economy or digital asset platforms, which could adversely impact the business of our portfolio companies, have an adverse impact on their operations and the value of their shares and in turn have a corresponding adverse effect on the value of our shares and cause you to lose all or substantially all of the value of your investment in us.

General Market and Regulatory Risks

Political and economic risks

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares.

Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to our business. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “EU”), instability in the Chinese capital markets and pandemics such as COVID-19. Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations. We cannot assure you that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe or elsewhere negatively impacts consumer confidence and consumer credit factors, our and our portfolio companies’ business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both industry-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on our business prospects and financial condition.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Such events, including rising trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the war between Russia and Ukraine and the conflict in Israel, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Additionally, the Federal Reserve has raised interest rates multiple times since 2022. These developments, along with the United States government’s credit and deficit concerns, global economic uncertainties and market volatility, could cause interest rates to be volatile, which may negatively impact our performance.

Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results, which could in turn adversely impact our results of operations. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of our investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. There is no guarantee that the actions taken by the Federal Reserve will reduce or eliminate inflation.

Legal and regulatory risks

Government counterparties may have the discretion to change or increase regulation of a portfolio company’s operations, or implement laws or regulations affecting the portfolio company’s operations, separate from any contractual rights it may have. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and because its business may provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of our investments.

We may seek to acquire a significant stake in certain securities or instruments and may invest in certain industries that are subject to special regulatory oversight. In such event, we may be required to file a notification with a governmental agency, seek regulatory approval or comply with other regulatory requirements. These requirements may result in a delay in, or prohibit, the acquisition of an investment. Compliance with regulatory requirements may result in additional costs to us. Such restrictions may also restrict or delay our ability to liquidate an investment.

Investment and trading risks

All investments risk the loss of capital. No guarantee or representation is made that our investment program will be successful. There is no assurance that we will be able to generate positive returns for our investors or that the returns will be commensurate with the risks of investing in companies, securities and instruments and strategies described herein. There can be no assurance that our returns will not be correlated with a traditional portfolio of stocks or bonds. Our investment program may utilize investment techniques such as investing in preferred shares and convertible debt, and limited diversification, which practices can, in certain circumstances, magnify the adverse impact of market moves to which we may be subject or cause our net assets to appreciate or depreciate at a greater rate. We may invest in highly volatile securities or markets, which could impair our profitability or result in losses.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. For example, on March 10, 2023, Silicon Valley Bank (SVB) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. Similarly, on March 12, 2023, Signature Bank and Silvergate Capital Corp. were each swept into receivership. Although a statement by the Department of the Treasury, the Federal Reserve and the FDIC indicated that all depositors of SVB would have access to all of their money after only one business day of closure, including funds held in uninsured deposit accounts, borrowers under credit agreements, letters of credit and certain other financial instruments with SVB, Signature Bank or any other financial institution that is placed into receivership by the FDIC may be unable to access undrawn amounts thereunder. Although we are not a borrower or party to any such instruments with SVB, Signature Bank or any other financial institution currently in receivership, if any of our portfolio companies are parties to such instruments and are unable to access funds pursuant to such instruments or lending arrangements with such a financial institution, such portfolio companies’ business, financial condition and results of operations could be adversely affected, which could, in turn, result in a decline in the valuation of our investments.

Organizational Risks

Indemnification

We have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Company.

Potential conflicts of interest

Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our stockholders. The following discussion enumerates certain potential conflicts of interest that should be carefully evaluated before making an investment in our shares. The discussion below does not seek to exhaustively describe all potential conflicts of interest.

The Adviser’s Investment Committee will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Members of the Investment Committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of our Sponsor, and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. For example, our co-founders Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, Michael Lempres and David Hytha have invested in early-stage digital asset services and technology companies and, subject to the Adviser’s conflicts of interest procedures, we may seek to invest in the same companies. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The Adviser’s Investment Committee members, officers and employees, and the Sponsor’s controlling shareholders, managers, officers and employees are investors in private companies, BDCs, ETFs and ETPs and in the future may become investors in additional private companies, BDCs, ETFs and ETPs and may receive investment opportunities, such as opportunities to invest in new private companies, BDCs, ETFs and ETPs having desirable growth potential, that we may not have access to or which may not be appropriate for us to consider.

In addition, Dr. Kidwai is a shareholder of Forge Global Holdings, Inc. (“Forge Global”), the parent of Forge Securities LLC (“Forge Securities”), a registered broker-dealer that operates as an ATS, on which we intend to purchase securities in private transactions as part of our principal investment strategy. Dr. Kidwai owns less than 1% of Forge Global. He is not employed by Forge Global or Forge Securities and is not in a control relationship with these entities. Consistent with its duty of best execution, the Adviser’s decision to select a particular private secondary marketplace, including Forge Securities, to facilitate a purchase or sale transaction for us will not be affected by any special compensation arrangement. No special compensation relationship exists between Forge Securities and the Adviser. The Adviser may select Forge Securities to facilitate any such transaction simply because it believes Forge Securities will provide the best execution for our transaction in the circumstances.

In connection with our Investment Advisory Agreement, we have agreed to indemnify and hold harmless the Adviser and its and its affiliates’ respective directors, officers, Investment Committee members, employees, members, managers, partners and stockholders (collectively, with the Adviser, the “Adviser Affiliates”) against all claims or liabilities (including reasonable attorneys’ fees) and other expenses an Adviser Affiliate reasonably incurs in any actual or threatened legal or other proceeding arising out of or in connection with providing investment advisory services to us. We will not be obligated to indemnify the Adviser Affiliates if such liability arises out of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Investment Advisory Agreement.

Possession of material non-public information

The Investment Committee members may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.

Risks related to co-investments

We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We do not have a co-investment arrangement with our Adviser or our officers and directors and we have no present intention to co-invest with our Adviser or our officers and directors. In the event that we seek to make such co-investments, we would only do so in reliance of the Mass Mutual no-action letter or file an application with the SEC seeking an order granting us relief to do so. Further, in the event that we seek to make such co-investments, our Board including a majority of our independent directors would approve an allocation policy to ensure equitable treatment among the co-investment participants.

Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our Common Shares.

The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.

Our Board could also amend our bylaws to opt into the Maryland Control Share Acquisition Act; provided, however we would only do so if our Board determines that it would be in our best interests and if it is determined that opting into the Maryland Control Share Acquisition Act does not conflict with the Investment Company Act. The Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control and increase the difficulty of consummating such a transaction. Recent federal court decisions, however, have decided that an opt into the Maryland Control Share Acquisition Act violates certain requirements of the Investment Company Act.

Risks Related to the Listing of Our Shares

Our stock price may be volatile, and could decline significantly and rapidly.

If the trading price of our Common Shares is above the level that investors determine is reasonable for our Common Shares, some investors may attempt to short our Common Shares after trading begins, which would create additional downward pressure on the trading price of our Common Shares, and there will be more ability for such investors to short our Common Shares in early trading than is typical for an underwritten public offering given the limited amount of contractual lock-up agreements or other restrictions on transfer.

●	The trading price of our Common Shares following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:
●	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors; the number of shares of our Common Shares made available for trading;
●	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;
●	changes in our projected operating and financial results;
●	future sales of our Common Shares by us or our stockholders;
●	changes in our board of directors, senior management, or key personnel;
●	the trading volume of our Common Shares;
●	general economic and market conditions; and
●	other events or factors, including those resulting from war, incidents of terrorism, pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our Common Shares may not develop or be sustained. You may be unable to sell your Common Shares at or above the price at which you purchased them.

We currently expect our Common Shares to be listed and traded on NYSE within 60 days following the effectiveness of this Registration Statement on Form N-2. We will obtain approval from the NYSE to list the Common Shares prior to seeking effectiveness of this Registration Statement. Prior to listing on NYSE, there has been no public market for our Common Shares. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Company has no specific plans to sell shares in the public market following the listing. It is possible that the underwriters sale of our common stock will result in an oversupply of our common stock on NYSE, which may cause the price of our Common Shares to decrease. In the case of a lack of demand for our common stock, the trading price of our Common Shares could decline significantly and rapidly after our listing. In the case of a lack of supply of our Common Shares, the trading price of our Common Shares may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our Common Shares if they are unable to purchase a block of our Common Shares in the open market in a sufficient size for their investment objectives. If institutional investors are unable to purchase our Common Shares in a sufficient amount for their investment objectives, the market for our Common Shares may be more volatile without the influence of long-term institutional investors holding significant amounts of our Common Shares. Therefore, an active, liquid, and orderly trading market for our Common Shares may not initially develop or be sustained, which could significantly depress the trading price of our Common Shares and/or result in significant volatility, which could affect your ability to sell your Common Shares.

Risks Related to Our Securities and This Offering

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs and our Common Shares may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our Common Shares will trade above, at or below our NAV per share. In addition, if our Common Shares trade below our NAV per share, we will generally not be able to sell additional Common Shares to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

If we issue preferred stock, the NAV and market value of our Common Shares will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to our stockholders. The issuance of preferred stock would likely cause the NAV and market value of our Common Shares to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our Common Shares would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our Common Shares than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for our Common Shares. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our Common Shares would ultimately bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Risks Related to U.S. Federal Income Tax

We will be subject to U.S. federal income tax at corporate rates if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations.”

The Annual Distribution Requirement for a RIC will be satisfied if we timely distribute to our stockholders on an annual basis at least the sum of (i) 90% of our “investment company taxable income,” which is generally our net ordinary income (but without regard to the deduction for dividends paid) plus the excess, if any, of realized net short term capital gains over realized net long term capital losses, and (ii) 90% of our net tax-exempt income for that taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. We would be taxed, at U.S. federal corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. Because we may use debt financing, we may be subject to (i) an asset coverage ratio requirement under the Investment Company Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes or (2) fail to qualify for RIC tax treatment, and thus become subject to U.S. federal income tax at corporate rates on our taxable income.

The income source requirement will be satisfied if we obtain at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities or foreign currencies, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities or currencies.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of any one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we intend to invest in a small number of issuers and the investments may be relatively illiquid, we may be unable to dispose of investments quickly enough to meet the asset diversification requirement at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement. In that case, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to U.S. federal income tax at corporate rates.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding, and value added taxes) for which a foreign tax credit is not available.

Future tax changes may affect us or our stockholders.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process, by the courts, and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us or our stockholders. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect us and our stockholders. Stockholders are urged to consult with their tax adviser regarding tax legislative, regulatory, or administrative developments and proposals.

DISTRIBUTIONS

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Future distributions, if any, will be determined by our Board.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year distributions of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan for our stockholders. See “Distribution Reinvestment Plan.”

THE COMPANY’S INVESTMENTS

Investment Objective and Investment Strategy

Our investment objective is to maximize our portfolio’s total return. To achieve our investment objective, we intend to invest in a portfolio of up to 30 of the C1 Thirty companies. The “C1 Thirty” is the group of 30 companies our Adviser has determined, based on its application of the economic and financial factors set forth in our investment targeting and screening process, which is described in the section of this prospectus captioned “The Company’s Investments — Investment Process,” to be the leading private digital asset services and technology companies globally, excluding those whose business is principally administered in the People’s Republic of China, including Hong Kong and Macao. The C1 Thirty may include companies that were private when we made an investment in them but have since conducted an initial public offering. For this purpose, we consider any companies that develop, sell or provide products and solutions related to the development, issuance, storage, custody, security, trading, management, compliance, marketing, analysis or processing of crypto assets or the development, management or servicing of permissioned or permissionless blockchain technology and infrastructure to be within the scope of companies in which we may invest. These companies may include companies that provide blockchain and digital assets to deliver services and develop new financial products and services, such as the use of blockchain and digital assets to enable peer-to-peer financial transactions on DeFi platforms (thereby removing third parties and centralized institutions in these transactions), companies that develop or issue stablecoins as an option that may be used for everyday transactions and fintech companies that use blockchain and digital assets to develop new financial services and products. A blockchain is a distributed database or ledger that is shared among the nodes (e.g., modem, cable, cable optics, wireless) of a computer. Blockchains store information in “blocks” which are linked together via cryptography. The best-known blockchain is Bitcoin, which is decentralized and permissionless (i.e., it is open to the public and does not require permission for use). While we intend to invest in many of the C1 Thirty companies, it is possible we will not have opportunities to invest in all 30. We are not a founder of and, other than the investments that we will make pursuant to our principal investment strategy, do not have a parent-subsidiary relationship with any of the C1 Thirty companies. We will not hold a controlling interest in any of the C1 Thirty companies.

Under normal market conditions, we will invest at least 80% of the value of our total assets in equity and equity-linked securities issued by C1 Thirty companies. We believe that there are attractive opportunities to invest in digital asset services and technology companies that are late-stage private companies, and therefore in order to maximize stockholder value, we expect a portion of our investments to be in such late-stage private companies. We believe investments in late-stage private companies present the opportunity to invest in companies before they conduct an initial public offering, which would provide liquidity for our investments. We may invest in these companies alongside other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated. Our investment strategy and policies do not establish a minimum or maximum amount to be invested in late-stage private companies. We do not have a predetermined percentage of our investments that will be in late-stage private companies. We believe not having a predetermined percentage allows us to maximize stockholder value. Our investment in equity will include common shares, preferred shares, and equity-linked securities issued by a C1 Thirty company that provide us with economic exposure to the equity securities of such issuer, including any security convertible (with or without consideration) into common shares, any warrant or right to subscribe to or purchase common shares or common shares carrying a warrant or right. Equity-linked securities mean securities the returns on which are linked to the performance of an equity security, a basket of equity securities or an index of equity securities. Investments in rights, warrants, convertible securities and equity-linked securities may subject the Company to similar risks as those associated with investments in capital stock as well as additional risks associated with derivative securities. The trading price of rights, warrants, convertible securities and equity-linked securities may not equal the underlying value of the equity to which they are linked. We will invest principally in the equity and equity-linked securities of private digital asset services and technology companies that our Adviser has determined to include in the C1 Thirty.

Separate from our principal investment strategy of, under normal market conditions, investing at least 80% of our total assets in equity and equity-linked securities issued by the C1 Thirty companies, we may also, as a non-principal investment strategy, invest the remaining portion (which is up to 20% in the event we only invest 80% of our total assets in our principal strategy) of the value of our total assets in other investments. In any event, investments made pursuant to our non-principal investment strategy will not exceed 20% of the value of our total assets, and any singular investment type will be less than 10% of the value of our total assets. Under this non-principal investment strategy, we may invest on an opportunistic basis in equity and equity-linked securities issued by select U.S. publicly traded securities or certain non-U.S. companies that otherwise meet our investment criteria. Also within this non-principal investment strategy, we may invest in ETFs that are registered as investment companies with the SEC and whose shares are registered under the Securities Act and listed for trading on a national securities exchange, as well as ETPs that are not registered as investment companies with the SEC but whose securities are registered under the Securities Act and listed for trading on a national securities exchange. Any investments we make in ETFs and ETPs will be subject to the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETF or ETP; (ii) our investment in any single ETF or ETP will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our cumulative investments in ETFs and ETPs will be less than 10% of the value of our total assets. Also within this non-principal investment strategy, we may invest less than 10% of the value of our total assets in BDCs, that meet our investment criteria and have made an election pursuant to section 54(a) of the Investment Company Act, to be subject to the provisions of sections 55 through 65 of this Act. We are not currently aware of any BDCs that invest in digital asset services and technology companies, but if we become aware in the future of any such BDCs, we may invest in them. If an opportunity arises to invest in BDCs that invest in digital asset services and technology companies, such investment would provide us with another means to gain exposure to the economic benefits of companies that are engaged in the digital asset services and technology industry. Additionally within this non-principal investment strategy, we may invest less than 10% of the total value of our assets in shares of U.S. registered money market funds that are operated in compliance with Rule 2a-7 under the Investment Company Act and government securities that are issued or guaranteed as to principal and interest by the U.S. Government or an instrumentality of the U.S. Government.

There can be no assurance that we will achieve our investment objectives or that our investment program will succeed.

To achieve our investment objective, the Adviser will leverage the Investment Committee members’ network of relationships with other sophisticated institutions to source and evaluate investments using the following investment strategies:

●	Identify high quality growth companies. Based on the Investment Committee members’ experience in analyzing technology trends and markets, the Adviser will identify private digital asset services and technology companies that it believes are capable of producing substantial growth. The Adviser will initially identify about 300 of these companies, and pare down the listing initially to 100 companies, then 50 companies and eventually to what it considers to be the C1 Thirty.

●	Acquire potential investments from a variety of industry sources. The Adviser will further rely on the Investment Committee members’ collective industry knowledge as well as their understanding of where leading venture capitalists and other institutional investors are investing. The Adviser will leverage the Investment Committee members’ relationships in the widely disbursed digital asset services and technology industry and will use independent research to identify companies that the Adviser believes are differentiated and best positioned for sustained growth. The Adviser will continue to expand its sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals.

●	Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investment opportunities at a price which the Adviser considers to be acceptable, in accordance with its Investment Policies and Procedures, to warrant a bid for the purchase of such securities for the Company. To this end, we will utilize multiple methods to acquire equity and equity-linked securities in private companies that are not available to most individual investors.

●	Create access to a varied investment portfolio. We will seek to hold a varied portfolio of equity investments that comprise the C1 Thirty companies, which the Adviser believes will minimize the impact on our portfolio of a negative downturn at any one specific company or industry. We believe that our relatively varied portfolio will provide a convenient means for investors, including unaccredited investors investing in us, to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

●	Focus on companies that embrace and comply with applicable laws and regulations regarding digital asset services and technology. We will seek to invest in companies that proactively comply with applicable laws and regulations regarding digital asset services and technology, seek to work with regulatory agencies in the U.S. and other jurisdictions to develop and promote policies, products and practices compatible with existing regulations and anticipate opportunities to develop products and offer services compatible with established regulatory practices.

Investment Sources and Types

We will acquire the securities in our investment portfolio for our principal strategy through the means described below. Other than the requirement that, under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities issued by the C1 Thirty companies, we have not and we will not have pre-determined limits or requirements as to what percentage of the securities in our portfolio will be acquired through each of the means described below. We believe that not imposing predetermined limits or requirements allows us to maximize value.

Purchases on private secondary marketplaces. We will invest in the C1 Thirty companies principally by purchasing securities pursuant to purchase agreements in private transactions exempt from Section 5 of the Securities Act that are identified on private secondary marketplaces registered as broker-dealers under Section 15 of the Securities Exchange Act and operated as ATSs in accordance with the requirements of Regulation ATS under the Securities Exchange Act. These marketplaces include Forge Securities LLC (which is registered as a broker-dealer and operates as an ATS), The NASDAQ Private Market, LLC (which operates as an ATS through NPM Securities, LLC, its registered broker-dealer) and Hiive Markets Limited (which is registered as a broker-dealer and operates as an ATS). We believe that these private secondary marketplaces, which have become leading facilities for transactions in securities issued by venture-backed global companies, including companies within the digital asset services and technology industry, should provide us with a steady supply of investments to meet our investment policies. We will incur transaction fees in connection with purchases identified on an ATS. These fees typically range from 1% to 5% of the transaction value. We will account for these fees as part of the total cost of the securities being acquired by the Company. If the transaction does not settle for reasons such as the issuer exercises its ROFR or if the seller breaches its obligation to sell the securities, we will not incur these fees.

Purchases in one-off Private Transactions. In addition, we will purchase shares directly from stockholders, including institutional investors and current or former employees, of privately-held companies that meet our investment criteria, in private transactions exempt from the Securities Act through the execution of purchase agreements. We believe the Adviser will be able to find an adequate supply of these one-off private transactions because of the extensive existing relationships the members of the Investment Committee have built over several years with persons in the venture capital community and digital asset industry. The Adviser will not make general solicitations for these one-off private transactions, which will rely on an exemption from registration under the Securities Act. As digital asset services and technology companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares to a third party directly or via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions (such as ROFRs), and may be further restricted by provisions in company charter documents, and company employment and trading policies, which may impose strict limits on transfer. We expect to be able to obtain approvals for the transfers or waivers of these contractual restrictions for most transactions because C1 Thirty companies are late-stage companies that are valued in excess of $500 million, and are likely to have established procedures allowing for their securities to be sold in order to streamline requests from their shareholders and we believe that issuers will welcome the opportunity to have the Company invest in them because of the Company’s market position and the reputation of the Investment Committee members within the digital assets industry. In the instances when we are not able to obtain approvals for transfers or waivers of contractual transfer restrictions and the purchase agreement automatically terminates, we may seek to enter into another purchase agreement. A description of how we intend to transact these purchases is set forth in the “The Company’s Investments — Transaction Execution” section of this prospectus. As disclosed elsewhere in this prospectus, the members of the Investment Committee will leverage their extensive existing relationships. Some of these relationships are with broker-dealers that, from time to time, may bring opportunities for the Company to purchase shares directly from eligible shareholders. In these purchases conducted directly with eligible securityholders, we may be required to pay a commission or similar compensation to a broker-dealer. These fees typically range from 2% to 5% of the transaction value. We will account for these fees as part of the total cost of the securities being acquired by the Company. If the transaction does not settle for reasons such as the issuer exercises its ROFR or if the seller breaches its obligation to sell the securities, we will not incur these fees.

Direct purchases in Private offerings. We will also purchase securities in the C1 Thirty companies directly in private offerings conducted in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506 thereunder. There is a large market among private digital asset services and technology companies for equity capital investments. Many of these companies lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other unaffiliated venture capital and private equity investors with whom we have established relationships. We have not entered into any allocation policy with any of these persons to invest in private companies that meet our investment criteria. Although, we believe that direct private offerings may be a good source to obtain investments in private digital asset services and technology companies, we believe that substantially most of our purchases of securities would be made pursuant to purchase agreements with securityholders that we identify through private secondary marketplaces and in purchase agreements in one-off private transactions with eligible securityholders, and we expect that we would not frequently purchase securities directly with the issuer.

When we acquire shares in private companies via private secondary marketplaces one-off private transactions, and direct equity investments, we may face limitations in the amount and quality of information we can obtain regarding such companies and their securities.

No Direct Investments in Unregulated Crypto Assets. We will not invest directly in any crypto assets or other digital assets. We may, however, invest as a non-principal strategy in ETPs that are primarily engaged in investing, reinvesting or trading in physical spot Bitcoin or Ether, which are crypto assets that are not treated as securities under federal securities law. We intend to make any such investment in accordance with the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETP; (ii) our investment in any one ETP will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our investment in such ETPs, together with our investment in ETFs, will comprise less than 10% of the value of our total assets.

Temporary Defensive Policy. The Company has adopted a policy that the Adviser may elect to invest the Company’s funds in cash equivalents, U.S. government securities and other high quality debt investments for temporary defensive purposes.

Investment Process

Concentrated Digital Asset-related Focus

We believe that the world is in the midst of a revolution driven by blockchain and digital asset technology, which have the potential to extend into every sector, market, and geography. Thus, the opportunity for digital asset services and technology companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of companies engaged in a new blockchain and digital asset technology business, such as companies involved in DeFi, stablecoins and other innovations.

Investment Targeting and Screening

The Adviser will identify prospective portfolio companies by ranking private digital asset services and technology companies that have a minimum valuation of $500 million and meet certain general growth and health factors. These factors include:

General growth and health factors

The Adviser will first evaluate a universe of about 300 private digital asset services and technology companies using the following general growth and health factors:

●	Whether the company has been identified as a prospective portfolio company by the Adviser’s network of relationships in this industry and validated by comparison with the investment decisions of leading venture capitalists and institutional investors;

●	Whether the company has recently raised capital from what we believe to be reputable U.S. or international institutional or private investors

●	Whether the company has any outstanding preferred stock liquidation preference that is strong relative to market valuation;

●	Whether the company’s financial structure is not burdened with debt and other financial constraints (e.g. ratchets with significant penalties, heavy debt loads) that might suggest the risk of impending financial distress;

●	Whether the company’s corporate structure and governance are transparent and comparable with standard corporate and governance structures;

●	Whether the company’s executive team is stable and has had relatively little turnover over the past 12 months;

●	Whether the company has developed a clear and actionable growth strategy; and

●	Whether the company has a plan for regulatory compliance.

The Adviser will identify a select set of companies that it will evaluate in greater depth.

There is a potential that our $500 million minimum valuation requirement could preclude us from investing in private companies that have a valuation below such level but nonetheless meet your key health and growth criteria, which could preclude us from capitalizing on attractive investment opportunities.

Due Diligence Process

Once the Adviser has identified those companies that it believes warrant more in-depth analysis, based on its evaluation of the prospective companies using the above-listed general growth and health factors, the Adviser will conduct thorough evaluation of potential portfolio companies using key indicators of each company’s health and growth that collectively comprise the Adviser’s proprietary investment process. These key indicators include:

●	The company’s total addressable market;

●	The market growth rate;

●	The company’s recent financing rounds;

●	The company’s growth rate;

●	The company’s competitive positioning;

●	The company’s business model;

●	The Company’s network effects and economies of scale;

●	Any applicable regulatory and legal concerns; and

●	Any other indicators that, in the circumstances, might be strongly correlated with higher or lower valuations.

“Total addressable market,” also referred to as the available market, is the overall revenue opportunity for a product or service if 100% market share is achieved. “Market growth rate” means the percentage increase or decrease in the total size of a market over a defined period of time. “Recent financing rounds” means the latest instances in which a company raised capital from investors. “Company growth rate” means the rate at which a company’s revenue or market share has increased or decreased over a defined period of time. “Competitive positioning” means the strategy a company employs to differentiate itself and its products or services from competitors. “Business models” means the plan, model or framework to generate revenue and make a profit from operations. “Network effects” means the phenomenon that occurs when an increase in the number of users or participants improve the value of a good or service. “Economies of scale” means cost advantages a business obtains when the volume of production increases, reducing the per-unit costs.

The Adviser will give each prospective portfolio company that passes its initial due diligence review a qualitative ranking to allow the Adviser to evaluate it against others in our pipeline, and the Adviser will review and update these rankings on a regular basis.

The Adviser’s due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or by a direct equity investment. The Adviser will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. The Adviser will utilize a combination of each of these sources to help set a target price and valuation for the companies ultimately selected for investment.

Portfolio Construction and Sourcing

Upon completion of the due diligence process, the Adviser will select investments for inclusion in the C1 Thirty based on their value proposition, total addressable market, fundamentals and valuation. The Adviser will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. The Adviser generally will choose to pursue specific investments based on the availability of shares and valuation expectations. The Adviser will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, the Adviser may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result the Adviser will constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. We will purchase securities directly from securityholders, including institutional investors and current or former employees, of private companies that meet our investment criteria, in private transactions exempt from the Securities Act through the execution of purchase agreements. As stated elsewhere in this prospectus, we believe that substantially most of our purchases of securities would be made pursuant to purchase agreements with securityholders that we identify through private secondary marketplaces and in purchase agreements in one-off private transactions with eligible securityholders, and we expect that we would not frequently purchase securities directly with the issuer.

We will seek to purchase preferred stock, convertible securities or common stock of privately-held companies that meet our investment criteria. A table discussing the process of our planned purchases of such securities through purchase agreements from securityholders, including institutional investors and current or former employees, of private companies, is set forth below.

	Preferred stock and convertible securities of private companies that meet our investment criteria	Common stock of private companies that meet our investment criteria
Nature of Seller	Typically held by institutional investors of such issuers.	Typically held by founders, employees and former employees of such issuers.
Transaction Documentation	Acquired through executing purchase agreements with the securityholder.	Acquired through executing purchase agreements with the securityholder.
Applicability of transfer restrictions	Typically not subject to contractual transfer restrictions.

Typically subject to contractual restrictions on transfer, such as provisions in the issuer’s charter documents, ROFRs, stock option plan terms and employment and trading policies.

Because private companies that meet our investment criteria are likely to have established procedures allowing for their securities to be sold in order to streamline requests from their shareholders, we expect that we will be successful in obtaining required approvals or waivers of contractual transfer restrictions (including waiver of the ROFR) after the execution of the purchase agreement by following established procedures. Our purchase agreements will provide that we must obtain these approvals or waivers within 30 days from the signing of the purchase agreement.

Payment and settlement

Payment of the purchase price for the securities occurs as soon as we are able to initiate wires for funds, which is typically one to two business days after execution of the purchase agreement. Upon payment, the issuer records the transfer of the securities in its books and records.

After any transfer restrictions is resolved in favor of the purchase, including the waiver of ROFR, payment of the purchase price for the securities occurs as soon as we are able to initiate wires for funds, which is typically one to two business days after such confirmation. Upon payment, the issuer records the transfer of the securities in its books and records. The total time from signing of the purchase agreement to settlement will be no more than 35 days.

Automatic Termination	The purchase agreements will terminate automatically if the closing of the purchase agreement, which is completed upon the wiring and receipt of the funds and the Company receiving written notice of the recording of the transfer of the securities on the books and records of the issuer of the subject securities, does not occur within 35 days from the signing of the purchase agreement. Accordingly, in the instances when we are not able to obtain such approvals or waivers or close the purchase agreement within the allotted time period, the purchase agreement will terminate and we will no longer have an obligation to purchase the securities.

The purchase agreements will terminate automatically if approval of the transfer or waiver of the transfer restrictions, including the waiver of any ROFR, is not obtained during the 30-day period. We would typically expect that approval of the transfer or waiver of the transfer restrictions, including the waiver of ROFR, is obtained within 2 weeks.

The purchase agreements will also terminate automatically if the closing of the purchase agreement, which is completed upon the wiring and receipt of the funds and the Company receiving written notice of the recording of the transfer of the securities on the books and records of the issuer of the subject securities, does not occur within 35 days from the signing of the purchase agreement. Accordingly, in the instances when we are not able to obtain such approvals or waivers or close the purchase agreement within the allotted time period, the purchase agreement will terminate and we will no longer have an obligation to purchase the securities. In the instances when we are not able to obtain approvals for transfers or waivers of contractual transfer restrictions and the purchase agreement automatically terminates, we may seek to enter into another purchase agreement.

Risks	The purchase of securities of private companies through purchase agreements is subject to risks. Please see the section entitled “Risk Factors” – “Risks Associated with Our Investments” beginning on page 22.	The purchase of securities of private companies through purchase agreements is subject to risks. Please see the section entitled “Risk Factors” – “Risks Associated with Our Investments” beginning on page 22.

Risk Management and Monitoring

The Adviser will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. The Adviser will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

Portfolio Contents and Techniques

Our portfolio will be composed principally of the following investments, each of which present certain unique risks which may impact the value of our investments and in turn the value of our shares and your investment in us.

Equity Securities and Equity-linked Securities

We invest in equity securities, including common stocks, preferred stocks, convertible securities, rights, warrants and depositary receipts issued by companies that meet our investment criteria, including principally the C1 Thirty companies. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks issued by private digital asset services and technology companies of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in convertible securities.

Rights, warrants and convertible securities grant their holders the option to acquire the underlying equity securities, but unlike capital stock, they do not confer dividend or voting rights with respect to the underlying equity securities. While the value of rights, warrants and convertible securities is based on the value of the underlying equity securities, the value of a right, warrant or convertible security may not move in tandem with the underlying equity security and may expire worthless. We may also invest in equity-linked securities, which are securities the returns on which are linked to the performance of an equity security, a basket of equity securities or an index of equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the underlying equity security, the Company is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payments at maturity. Investments in rights, warrants, convertible securities and equity-linked securities may subject the Company to similar risks as those associated with investments in capital stock as well as additional risks associated with derivative securities.

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including particularly private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Preferred Equity

We may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Warrants

Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a warrant if the right to subscribe for additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Exchange-Traded Funds and Exchange-Traded Products

We may invest in ETFs and ETPs as part of our non-principal investment strategy. Any ETF in which we invest will be registered as an investment company under the Investment Company Act, and its shares will be registered under the Securities Act and listed for trading on a national securities exchange. Additionally, we may invest in ETPs that are primarily engaged in investing, reinvesting or trading in Bitcoin or Ether, which are crypto assets that are not treated as securities under federal securities laws. Any ETP in which we invest will not be registered as an investment company under the Investment Company Act, but its shares will be registered under the Securities Act and listed for trading on a national securities exchange.

Investments we make in ETFs and ETPs will be in accordance with the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETF or ETP; (ii) our investment in any single ETF or ETP will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our cumulative investments in ETFs and ETPs will be less than 10% of the value of our total assets.

Business Development Companies

As part of our non-principal investment strategy, we may invest less than 10% of the value of our total assets in BDCs, that meet our investment criteria and have made an election, pursuant to section 54(a) of the Investment Company Act, subject to the provisions of sections 55 through 65 of this Act. We are not currently aware of any BDCs that invest in digital asset services and technology companies, but if we become aware in the future of any such BDCs, we may invest in them. If an opportunity arises to invest in BDCs that invest in digital asset services and technology companies, such investment would provide us with another means to gain exposure to the economic benefits of companies that are engaged in the digital asset services and technology industry.

Convertible Securities

We may invest in convertible securities. These are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT

We are managed by the Adviser, which is a newly formed entity that, effective March 6, 2025, is registered with the SEC as an investment adviser under the Advisers Act. It will serve as our Adviser pursuant to the terms of the Investment Advisory Agreement. The Adviser is 100% owned by our Sponsor, C1 Group, LLC, a Delaware limited liability company, the principal owners of which are Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, and Michael Lempres. The Adviser is located at 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

Our Board of Directors

Board Composition

Our Board consists of seven members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of our Class I directors will expire at the 2026 annual meeting of stockholders; the terms of our Class II director will expire at the 2027 annual meeting of stockholders; and the terms of our Class III directors will expire at the 2028 annual meeting of stockholders. Dr. Najamul Hasan Kidwai and Jeffrey H. Singer serve as a Class I director (with a term expiring in 2026); Michael Lempres and Matthew Krna serve as a Class II director (with a term expiring in 2027); and Scott Alexander Reed, Sara Wardell-Smith and Michael Zhao serve as a Class III director (with a term expiring in 2028).

Independent Directors

A majority of the Board consists of directors who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act (“independent directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Matthew Krna, Scott Alexander Reed, Jeffrey H. Singer and Sara Wardell-Smith qualify as independent directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao and Michael Lempres are each considered an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act) of the Company since each has a beneficial ownership interest in the Adviser.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and our charter. The Adviser is required to obtain Board approval of engagements of agents and consultants and the fees payable thereto. The Board is composed of seven members, four of whom are independent directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Michael Lempres to serve in the role of Chairman of the Board. Mr. Lempres is considered an interested director because he is a controlling person of the Adviser. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Mr. Lempres’ history with the Company, familiarity with the business of the Adviser and extensive experience investing in and managing early-stage investments qualifies him to serve as Chairman of the Board. The Board does not have a lead independent director. However, Mr. Jeffrey Singer, the chair of the Audit Committee, is an independent director and acts as a liaison between the independent directors and management. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser will manage our day-to-day operations, and provide investment advisory and management services to us pursuant to the terms of the Investment Advisory Agreement. These services will include the following, which must be performed at all times fully in accordance with the provisions of our Investment Policies and Procedures that have been adopted by the Board:

●	determining the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;
●	making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
●	monitoring our investments;
●	performing due diligence on prospective portfolio companies;
●	exercising voting rights in respect of portfolio securities and other investments for us; and
●	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

Investment Committee

Under the terms of the Investment Advisory Agreement, we will receive investment advisory and management services principally from the members of the Investment Committee. This committee will be comprised of Dr. Najamul Hasan Kidwai, Michael (Xu) Zhao, Michael Lempres and Elliot Han, each of whom has extensive experience and is well connected in the venture capital community, particularly on matters involving blockchain and digital assets and the business and operations of digital asset services and technology companies. The Investment Committee members are jointly and primarily responsible for the oversight and day-to-day management of the Company’s investment portfolio. In delivering advisory services to us, the Adviser, acting principally through the Investment Committee, will source investment opportunities, conduct due diligence on potential investments, structure our investments and monitor the investments we make in portfolio companies on an ongoing basis. The members of the Investment Committee will meet regularly to consider investment opportunities and monitor the performance of our investment portfolio. The SAI provides additional information about the Investment Committee members' compensation, other accounts managed, and beneficial ownership of the Company's Common Shares.

We describe below the background and business experience of each member of the Investment Committee:

Dr. Najamul Hasan Kidwai: Dr. Kidwai, a co-founder of the Adviser and a member of our Sponsor, has served as our President and Chief Executive Officer and a member of the Board since our inception. Dr. Kidwai also serves as President and Chief Executive Officer of the Adviser. From 2021 to 2022, Dr. Kidwai has served as Chairman and Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain, raising $230 million. Since 2016 to present, Dr. Kidwai has served as a Venture Partner and Investment Committee Member of Frontier Ventures, a venture capital fund focused on early-stage technology and blockchain. Since 2017, Dr. Kidwai also has been a Co-Founder and is an executive committee (ExComm) member of EQUIAM, a leading, private-markets-focused venture capital fund. Through EQUIAM, Dr. Kidwai has invested in several technology companies. Dr. Kidwai has also been investing in digital assets/crypto/blockchain since 2016, including companies such as TransFi and Klickl. From 2009 to present, Dr. Kidwai has served as an independent advisor, board member, and/or investor in a number of private markets companies such as Forge Global and Destiny|XYZ. Dr. Kidwai has served similar roles with Neurable and ToTheNew Ventures. From 2006 to 2009, Dr. Kidwai served as the Founder and CEO of Real Time Content, a proprietary Adaptive Media Platform which exited to NASDAQ-listed Pitney Bowes. Prior to 2006, Dr. Kidwai held investment roles at Edge Venture Capital, and AtomicTangerine (a Stanford Research Institute (SRI) International Company). Dr. Kidwai holds a B.S.c Hons. in Technology Management from Staffordshire University and an Honorary Doctorates from Lincoln University and Staffordshire University.

Michael Lempres: Mr. Lempres, a co-founder of the Adviser and a member of our Sponsor, has served as a director and Chairman of the Board since our inception. A lawyer by training, Mr. Lempres has spent decades at the top levels of government and of regulated industry. Appointed by three Presidents, he served at several senior positions in the federal government, including as Deputy Associate Attorney General at the DOJ. In the private sector, Mr. Lempres served as the Chief Legal and Policy Officer of Coinbase, where he helped guide the nation's leading digital asset trading platforms through its hypergrowth period. He also worked as Executive in Residence at Andreessen Horowitz, a leading venture capital firm. Prior to those experiences, he worked as General Counsel for Bitnet, an early digital currency payments provider, and as the senior lawyer for Silicon Valley Bank (2010-2015). Previously, he worked as General Counsel of the Pacific Coast Stock & Options Exchange, where he helped guide the adoption of radically new trading rules and the sale of the exchange. Mr. Lempres also has substantial board experience in both private and public companies. He serves as Chair of the Board of Silvergate Capital Corporation and as a Director for MoonPay USA, LLC, Bitstamp USA, and Simba Chain, Inc. He received his A.B. degree from Dartmouth College and his J.D. from the University of California, Berkeley.

Michael (Xu) Zhao: Mr. Zhao, a co-founder of the Adviser and a member of our Sponsor, has served as a director and Vice Chairman of the Board since our inception. From 2021 to 2022, Mr. Zhao served as Founder, Chief Executive Officer and a Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain. Since 2017, Mr. Zhao has served as Executive Chairman of Klickl, Inc. (formerly known as the International Digital Currency Markets) and as the CEO of the VGPay crypto payment business. Since 2018, Mr. Zhao has served as co-chairman of the Hong Kong Blockchain Association. Mr. Zhao’s prior experience includes significant roles in international financial trading at Intesa San Paulo from 2014 to 2016, China Merchants Bank from 2011 to 2014, the State Foreign Exchange Administration of the People’s Republic of China from 2010 to 2011 and UBS from 2006 to 2009. He has a Master’s degree in Electronic Engineering and Finance from the University of Florida.

Elliot Han: Mr. Han is Chief Investment Officer of the Adviser and a member of our Sponsor. He has served in those roles since February 2025. From September 2023, Mr. Han has served as a Partner at PGP Capital, a boutique investment and merchant bank, focused on the financial technology and the digital assets industry. Since January 2024, Mr. Han has served as an Independent Director of Phunware Inc., a leader in enterprise AI cloud solutions for mobile applications. From May 2021 to August 2023, Mr. Han served as a Managing Director at Cantor Fitzgerald where he was Head of FinTech/Blockchain, Crypto & Digital Assets Investment Banking & Head of Technology Equity Capital Markets. Mr. Han served as the Head of FinTech / Consumer Tech Capital Markets at the NYSE from November 2020 to May 2021. Since 2018, he has served as a Managing Partner of Sunkist ARC Partners focusing on investments in the technology and digital assets space. Previously Mr. Han was the Executive Director, Business Unit Manager and Operating Officer for UK and Emerging Markets Investment Banking at Goldman Sachs, where he focused on the technology sector. Mr. Han was also part of the management team at the Argon Group, a leading blockchain/crypto software technology & advisory start-up. He also was a corporate lawyer at Freshfields Bruckhaus Deringer and began his investment banking career at Credit Suisse/CSFB. Mr. Han graduated from Columbia University with a BA in Biological Sciences and Classics, from Oxford University with a Masters in Classics, and from Cambridge University with a BA (Honours) and MA in Law, where he was a Cambridge Overseas Trust Scholar.

Compensation of the Adviser

Pursuant to the terms of the Investment Advisory Agreement we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to an annualized rate of 2.50% of the value of our average net assets at the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The Company does not intend to make offers to repurchase shares. We estimate that the total annual Management Fee will be approximately $1.3 million, which such cost ultimately will be borne by our common shareholders.

A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be included in our annual report to shareholders as of and for the year December 31, 2025.

Payment of Our Expenses

The Investment Advisory Agreement will describe all payments to be made thereunder, in accordance with the requirements of Section 15(a)(1) of the Investment Company Act. Under this Agreement, the Adviser, and not the Company, will bear the cost of expenses the Adviser incurs for its own business operations, including (i) legal and other expenses related to the Adviser’s formation and incurred in the conduct of its business, (ii) expenses related to the establishment of its offices and equipment, (iii) expenses incurred under contracts the Adviser enters into with third-party providers to assist in its delivery of investment advisory and management services, and (iv) providing compensation to its management and employees, as well as to any sub-adviser to whom the Adviser has delegated investment advisory services, for investment advisory services provided to the Company.

We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including the Management Fee paid to the Adviser pursuant to the terms of the Investment Advisory Agreement and (ii) expenses incurred in connection with the following matters:

●	forming the Company;
●	preparing the Company for and conducting its initial public offering as well as any subsequent offerings it may undertake, including (a) legal and other expenses incurred in connection with the registration of the Company as an investment company under the Investment Company Act and the registration of the Company’s shares under the Securities Act, in connection with the initial public offering of these shares, (b) underwriting fees and expenses incurred in connection with the initial public offering of shares, (c) accounting fees incurred in connection with Company audits, including the initial audit of the Company in connection with the initial public offering of the Company’s shares, (d) paying filing fees and other fees associated with the filing of a registration statement for the registration of shares, including notice filing fees paid to state officials, and (e) paying exchange listing fees;
●	the ongoing operations of the Company, including (a) legal fees and other expenses associated with providing ongoing advice to the Company in serving as fund counsel, (b) paying costs and expenses associated with preparing and making periodic and other filings with the SEC and other regulators, (c) paying the Management Fee to the Adviser, (d) paying fees pursuant to contracts with Company service providers, including the Company’s administrator, custodian, transfer agent, shareholder servicing agent, independent valuation firms in connection with valuing Company assets in determining net asset values, (e) paying brokerage and other transaction costs the purchase of securities by the Company or the sale of securities it holds, (f) paying compensation due to independent directors in connection with serving as independent directors of the Company in accordance with the requirements of the Investment Company Act and reasonable expenses incurred by independent directors in providing these services, and (g) paying fees to the Company’s independent public accountant in connection with conducting audits of the Company;
●	paying interest on any debt the Company may incur in connection with its operations, including for the purpose of financing its investments;
●	federal, state and local taxes;
●	proxy statements or other notices to stockholders, including printing costs and other proxy voting expenses;
●	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums applicable to the Company; and
●	indemnification payments.

We estimate that we will incur expenses of approximately $1.37 million, which is $0.23 per Common Share, in connection with this offering. These expenses include organizational expenses, registration fees, FINRA filing fees, exchange listing fees, printing expenses, legal fees and expenses, and accounting fees and expenses. Pursuant to the Reimbursement Agreement, our Sponsor will pay for the Company's organizational and offering costs incurred prior to the offering and will be reimbursed from the proceeds of the offering promptly upon the Closing. Our Board, including the independent directors, have unanimously approved the Reimbursement Agreement. Our common shareholders will ultimately bear the cost of this offering as a deduction from the offering proceeds.

Additionally, under the Investment Advisory Agreement, we will pay the Adviser a Management Fee payable quarterly, in an amount equal to an annualized rate of 2.50% of our average net assets at the end of the two most recently completed calendar quarters. Our common shareholders will ultimately bear such expenses incurred in the course of our operation.

Limitations of Liability and Indemnification

The Investment Advisory Agreement provides that the Adviser Affiliates will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty, as the same is finally determined by judicial proceedings, with respect to the receipt of compensation for services).

The Investment Advisory Agreement also provides that we will indemnify and hold harmless the Adviser Affiliates from and against all claims and liabilities (including reasonable attorneys’ fees) and other expenses reasonably incurred by the Adviser Affiliates in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, we will not be required to indemnify any Adviser Affiliate if such liability arises out of the willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Term

The Investment Advisory Agreement was approved by the Board on February 24, 2025. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the Investment Company Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding Common Shares. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Potential Conflicts of Interest

The Investment Advisory Agreement contains provisions to address potential conflicts of interest. It acknowledges that the Adviser and its affiliates may in the future provide management or investment advisory services to entities that have overlapping objectives with us so long as the Adviser’s services to the Company are not materially impaired thereby. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In addition, the Adviser may wish to invest with other affiliates in investment opportunities that may arise.

 As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be restricted from doing so under the Investment Company Act unless we obtain an exemptive order from the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC taken in a letter granted to Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000). In this letter, the SEC staff granted relief to permit similarly situated funds like us to co-invest in a single class of privately placed securities so long as certain conditions were met, including that the investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We do not have a co-investment arrangement with our Adviser or our officers and directors and we have no present intention to co-invest with our Adviser or our officers and directors. In the event that we seek to make such co-investments, we would only do so in reliance of the Mass Mutual no-action letter or file an application with the SEC seeking an order granting us relief to do so. Further, in the event that we seek to make such co-investments, our Board including a majority of our independent directors would approve an allocation policy to ensure equitable treatment among the co-investment participants. See “Risk Factors – Risks related to co-investments.”

The Company is currently the only entity to which the Adviser provides advisory services. If the Adviser engages additional clients, the Adviser will adopt an investment allocation policy to address possible conflicts that may arise when allocating participations in investment opportunities among us and other clients that it may advise or persons with which it is affiliated. This policy will seek to ensure that there is equitable allocation of investment opportunities among us and other funds managed by the Adviser or its affiliates.

Removal of Adviser

The Adviser may be removed by the Board or by the affirmative vote of a majority of the outstanding shares.

License Agreement

We have entered into a trademark license agreement (the “License Agreement”) with C1 Digital Assets LLC, a Delaware limited liability company, which is an affiliate of the Adviser, pursuant to which we will be granted a non-exclusive license to use the names “C1 Fund,” “C1 30,” and “C1 Thirty” and the C1 logo for a nominal fee. Under the License Agreement, we will have the right to use these trademarks for so long as the Adviser or an affiliate remains our investment adviser. Other than with respect to this limited license, we have no legal right to the names “C1 Fund,” “C1 30,” “C1 Thirty,” or the C1 Fund logo. C1 Digital Assets LLC is owned by Dr. Kidwai and Messrs. Lempres, Zhao and Hytha.

Administrator

ALPS serves our Administrator pursuant to the terms of the Fund Administration Agreement. Under this agreement, ALPS maintains our general ledger and is responsible for calculating the NAV of our shares, and generally for managing our other administrative affairs. Also pursuant to the Fund Administration Agreement, SS&C GIDS serves as the Plan Administrator, transfer agent, dividend paying agent and registrar, and SS&C Technologies, Inc., provides tax administration services. We refer to ALPS, SS&C GIDS and SS&C Technologies, Inc., collectively, as “SS&C.”

Pursuant to the Fund Administration Agreement, the Company pays SS&C tiered fees payable monthly at an annual rate equal to 8.0 basis points of the first $250 million in net assets, 7.0 basis points of the next $250 million in net assets, and 6.0 basis points of net assets above $500 million, subject to a minimum fee of $225,000 annually, as well as a state tax filing fee of $1,200 per state tax filing (collectively, the “Administration Fee”). The Company also pays SS&C for (i) reimbursement of certain out-of-pocket expenses incurred by SS&C for travel, lodging, meals, telephone, shipping, duplicating and cost of data, (ii) Chief Compliance Officer services; (iii) fees for certain shareholder record keeping, transfer agency and investor relation services; and (iv) fees for additional services as applicable. The Company shall reimburse SS&C for any applicable sales, use, property or other taxes and customs duties paid or payable by SS&C in connection with the services or property delivered in connection with the Fund Administration Agreement. The Administration Fee and these other fees we pay to SS&C will be paid by the Company and ultimately will be borne by all of the Company’s common stockholders.

DETERMINATION OF NET ASSET VALUE

The NAV of our Common Shares will be computed based upon the market value of our portfolio assets at the end of each quarter or the fair value of these assets determined in accordance with our valuation policies and procedures at the end of each quarter. We calculate NAV per share by subtracting our liabilities (including accrued expenses, distributions payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our Common Shares outstanding.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. We may invest in convertible debt securities, but only as a non-principal investment strategy. We do not intend to make any other type of fixed-income investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value convertible securities in which we invest using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the Investment Company Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. For any securities that we purchase for which market quotations are not readily available or are believed by the Adviser to be unreliable, an independent third-party valuation firm provides evaluated, systematic fair value pricing of the securities based on factors that the independent third-party valuation firm deems relevant, which is reviewed and approved by the Adviser.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

Dilution Effect. C1 Group LLC, as our Sponsor, will contribute the capital to satisfy the initial funding requirements of Section 14(a) of the Investment Company Act and to meet our startup expenses. In connection with this investment, the Sponsor will initially hold an ownership interest equal to 100% of our issued and outstanding shares, and an ownership interest equal to 10% of our issued and outstanding shares after the sale of shares in our public offering.

Assuming all the offered shares are sold in the offering at the initial public offering price, the retention by the Sponsor of a 10% ownership interest of our outstanding shares will have a dilutive effect on our NAV. There will be a reduction in NAV computed immediately after the offering. For example, assuming all shares were sold at the public offering price, our total net assets immediately after the offering will be approximately $53.8 million. Our net asset value per share will be equal to $8.96, calculated by dividing total net assets of $53.8 million by total outstanding shares of 6,000,000. The transaction thus will result in a decrease in NAV per share equal to $1.04 but a significant increase over the price at which each share was acquired by the Sponsor at the time it made its initial capital contribution to us.

Our Board of Directors, including a majority of the independent directors, has evaluated the terms and conditions of the above-described investment. The Board has determined, after due consideration of the circumstances, that the Sponsor’s retention of a 10% ownership interest of our shares is fair and equitable and in the best interests of our investors. The Adviser, as the wholly owned subsidiary of the Sponsor, has a real incentive to remain associated with us and to deliver investment advisory services in a manner that would maximize the Sponsor’s investment in us. Because the interests of our shareholders and the interest of the Adviser as investor in us are aligned, the Adviser would not have an incentive to take undue risks in managing our assets. In addition, under the terms of the Underwriting Agreement, the Sponsor is subject to an initial lockup period of 6 months and is, therefore, prohibited from selling its shares during this period.

DISTRIBUTION REINVESTMENT PLAN

Unless the registered owner of our Common Shares elects to receive cash by contacting SS&C GIDS, Inc. (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Company’s Distribution Reinvestment Plan (the “Plan”), in additional Common Shares. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as distribution disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator, which must be received at least five calendar days prior to the distribution record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution. This notice may be sent to SS&C GIDS, Inc., 801 Pennsylvania Avenue, Suite 219105, Kansas City, MO 64105, and must contain the stockholder’s name, address, daytime phone number, Social Security or tax I.D. number, a reference to C1 Fund Inc., an affirmative statement (as applicable) that the stockholder elects not to participate in the Plan, or (in the case of a stockholder who previously opted out of participating in the Plan) that the stockholder is electing to participate in the Plan, and the signature of the shareholder or an individual authorized to sign on the shareholder’s behalf. No other rights of the stockholder are affected by a stockholder’s election not to not to participate in the Plan. The Company will announce the record date via press release at least 10 calendar days in advance.

Whenever we declare a distribution payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of our Common Shares, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on NYSE or elsewhere. If, on the payment date for any distribution, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Company for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the distribution will be divided by 95% of the market price per share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any distribution, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the distribution amount in our Common Shares acquired on behalf of the Plan participants in Open-Market Purchases.

In the event of a market discount on the payment date for any distribution, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-distribution” basis or in no event more than 30 days after the record date for such distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in our Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Newly Issued Common Shares on the distribution payment date. The Plan provides that if the Plan Administrator is unable to invest the full distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Company for each participant’s account, in respect of the uninvested portion of the distribution, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of our Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of our Common Shares held in the name of a Nominee wishes to participate in the Plan, and the stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to our Common Shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share, based on the number of shares purchased, of brokerage trading fees incurred in connection with Open-Market Purchases. The Company expects that the brokerage trading fees on Open-Market Purchases will be between 1% to 2% of the value of the Open-Market Purchase. The Company will pay the Plan Administrator a fee of $24,000 per year and an account fee of $1.20 per account. The common shareholders ultimately will bear the cost of this fee.

The automatic reinvestment of distributions will not relieve Plan participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. For additional discussion regarding the tax implications of participation in the Plan, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our Common Shares through the Plan Administrator are subject to brokerage commissions.

The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders. In the event that the Company amends the Plan to include a service charge payable by the participants, the Company will provide written notice directly or in the next report to stockholders, and such written notice will be provided no less than 30 calendar days prior to the effective date of the Plan amendment.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (833) 344-0359 or by writing to SS&C GIDS, Inc., 801 Pennsylvania Avenue, Suite 219105, Kansas City, MO 64105. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to C1 Fund Inc. on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our Common Shares. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. In particular, this discussion does not address tax considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our Common Shares as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the individual or corporate alternative minimum tax, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, former U.S. citizens or long-term residents, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our Common Shares, which may differ substantially from those described herein. This discussion assumes that shareholders hold our Common Shares as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of our Common Shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our Common Shares that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our Common Shares will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intend to elect to be treated, and intend to qualify each year, as a RIC beginning with our taxable year ending December 31, 2025. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as distributions. To qualify as a RIC, we must, among other conditions, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income (but without regard to the deduction for dividends paid) plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other conditions:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or currencies (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and not more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of any one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax at corporate rates.

Under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income (but without regard to the deduction for dividends paid) plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of withholding tax or exemption from withholding tax on such income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our stockholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” or QEF, in lieu of the foregoing requirements, we will include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we hold (or are considered to hold) more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder that is a United States Shareholder (as defined below) of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by United States Shareholders. A “United States Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

In accordance with Treasury regulations and other guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain exceptions do not apply, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) at corporate rates. We would not be able to deduct distributions to our stockholders, and none would they be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary (but without regard to the deduction for dividends paid) income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our Common Shares. To the extent such distributions paid by us to our stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us to our U.S. Shareholders as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our stockholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such stockholder’s shares of our Common Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax we pay on the capital gains deemed to have been distributed. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our Common Shares. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our Common Shares registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional Common Shares unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our distribution paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional Common Shares purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our Common Shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our Common Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our Common Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our Common Shares may be disallowed if other Common Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is generally lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U. S. Stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their Common Shares through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our Common Shares and receipt of dividends with respect to such Common Shares. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI. A tax-exempt U.S. Shareholder may also incur UBTI if it finances its acquisition of shares with debt.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our Common Shares.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our Common Shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns Common Shares registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional Common Shares unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our distribution paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our Common Shares. The Non-U.S. Shareholder will have an adjusted tax basis in the additional Common Shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

We must generally report to our Non-U.S. Shareholder and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our Common Shares, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITING

The Company is offering 6,000,000 Common Shares at $10.00 per share through the underwriters named below. Subject to the terms and conditions of an underwriting agreement (the “Underwriting Agreement”), the underwriters named below have agreed to purchase, and the Company has agreed to sell to the underwriters, the number of Common Shares set forth opposite the name of each underwriter.

UNDERWRITER	NUMBER OF SHARES
The Benchmark Company, LLC
SoFi Securities LLC
China Renaissance Securities (Hong Kong) Limited
Total:

The Underwriting Agreement provides that the obligation of the underwriters to purchase the shares included in this offering is subject to the approval of certain legal matters by counsel and satisfaction of certain other conditions. The underwriters are obligated to purchase all the Common Shares sold in the offering, which represent 90% of the outstanding voting securities of the Company. In addition, under the terms of the Underwriting Agreement, the Company has granted the underwriters an option, exercisable within 30 days after the date of the final prospectus, to acquire up to an additional 15% of the total number of Common Shares to be offered by the Company in the offering, solely for the purpose of covering over-allotments (the “Over-allotment Option”). The Company and the Adviser have each agreed to indemnify the several underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

In connection with and upon Closing of the offering, Benchmark will deduct from the gross offering proceeds a sales load equal to seven percent (7.00%) of the gross proceeds from the sale of Common Shares in the offering. A portion of the sales load will be earned by Benchmark as pre-offering fees in the amount of $175,000 for assessing the viability of the public offering and for assisting with this offering. The remainder of the sales load is earned by Benchmark upon Closing. The effect of aggregate sales load will be to immediately reduce the net asset value of each Common Share purchased in this offering. In addition, Benchmark will deduct from the gross proceeds of the offering (a) a non-accountable expense allowance equal to 0.6% of the gross proceeds received in the offering and (b) certain expenses in connection with the offering. We estimate that the total sales load and expense reimbursement will be $4,935,000, assuming the sale of 6,000,000 Common Shares in the offering. The organization and offering costs will immediately reduce the net asset value of each Common Share purchased in this offering.

The Underwriting Agreement provides that the Company is responsible for all reasonable, necessary and accountable out-of-pocket expenses relating to the offering, including, (a) all filing fees and communication expenses associated with the review of this offering by FINRA, (b) all fees, expenses and disbursements relating to the registration, qualification or exemption of securities offered under the securities laws of foreign jurisdictions designated by Benchmark, (c) the fees and expenses of the underwriters’ legal counsel and (d) “road show” expenses for the offering, provided that these actual accountable expenses of the underwriters referenced in clauses (a)-(d) shall not exceed $375,000 in the aggregate. In addition to the foregoing, the Company shall be responsible for the costs and expenses of background checks on its senior management and directors in an amount not to exceed $7,500.

Furthermore, the Underwriting Agreement provides that: (i) the Company’s directors and officers and holders of the Company’s outstanding shares as of the effective date of the registration statement will enter into customary “lock-up” agreements in favor of Benchmark for a period of six (6) months from the date of the offering, and (ii) each of the Company and any successors of the Company will agree, for a period of six (6) months from the Closing, that each will not (a) offer, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (b) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

Right of First Refusal

The Company has granted Benchmark a right of first refusal, for a period of twelve (12) months from the Closing of this offering, to act as lead or joint book-runner, lead or joint placement agent and/or investment banker/advisor for each and every public and private equity or debt offering, including all equity linked financings, and for each proposed or completed merger or acquisition transaction whereby the Company would be merged into or acquired by another company or entity during such 12 month period, of ours, or any successor to or subsidiary of the Company. If the Company terminates the engagement of Benchmark for cause, in compliance with FINRA Rule 5110(g)(5)(B), then no such right of first refusal will be granted to Benchmark.

Tail Fee

Benchmark shall be entitled to a tail fee equal to 7.0% of the gross proceeds with respect to future financings consummated solely with investors with whom the Company has had a conference call or a meeting arranged by Benchmark, provided that the future financing is consummated at any time within the 12 month period following the Closing of this offering. If the Company terminates the engagement of Benchmark for cause, in compliance with FINRA Rule 5110(g)(5)(B), then no such tail fee will be granted to Benchmark.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.00001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of June 30, 2025:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	–	2,555,565

Common Stock

All Common Shares will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Shares if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our Common Shares have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Common Shares would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Common Shares is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our Common Shares and before any purchase of Common Shares is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its present and former directors and officers of the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability for money damages to the maximum extent permitted by Maryland law, provided that such limitation of liability shall not apply to with respect to liability arising under federal securities law, including the Securities Act, the Securities Exchange Act, and the Investment Company Act, to the extent such limitation of liability is not permitted thereunder.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter also provides that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of (i) a written affirmation by such person of his or her good faith belief the standard of conduct necessary for indemnification of such person by the Company has been met, and (i) an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under the MGCL. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Nothing in the Articles of Incorporation modifying, restricting, or eliminating the duties or liabilities of directors or officers in the Articles of Incorporation shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL, including Subtitle 8 of Title 3, contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Charter and Bylaws also contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions of the MGCL and our Charter and Bylaws are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. Additionally, under the MGCL, a director serving on a classified board may only be removed for cause. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than the minimum number required by the MGCL or the Investment Company Act. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal indefinitely.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders at an annual meeting, may be made (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a stockholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a stockholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a greater or lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter provides that, except as specifically provided elsewhere in the Charter, any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, under the MGCL, will be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to caste a majority of all the votes entitled to be cast. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights or Preemptive Rights

Our Charter provides that, except as may be provided by the Board in setting the terms of shares of preferred stock, stockholders will not be entitled to any preemptive rights or to exercise appraisal rights.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the Investment Company Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Company opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the Investment Company Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Company from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the Investment Company Act. One view is that implementation of the Control Share Acquisition Act would conflict with the Investment Company Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the Investment Company Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the Investment Company Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that the Business Combination Act shall not apply to the Company, any stockholder of the Company, nor any business combination with the Company, to the fullest extent permitted by Maryland law; provided, however, that the Board may revoke this resolution, thereby, subjecting the Company and its stockholders to the Maryland Business Combination Act at any time with or without notice. If this resolution is revoked or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we adopt a resolution to be subject thereto) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, and except for any claims or actions made under the federal securities laws, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any Internal Corporate Claim (as such term is defined in the MGCL), (ii) any derivative action or proceeding brought on behalf of the Company, (iii) any action asserting a breach of the standard of conduct by a director or a claim of breach of any duty owed by a director or officer of the Company to the Company or to the directors or stockholders of the Company, or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the bylaws, or this charter, or (v) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine under Maryland law. This exclusive forum provision does not apply to claims arising under the federal securities law. This provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by our Custodian, US Bank National Association, pursuant to a Custody Agreement between the Company and the Custodian. The principal business address of the Custodian is Lunken Operations Center CN-OH-L2GL 5065 Wooster Road, Cincinnati, Ohio 45226, Attn: Global Fund Custody Support Services. SS&C GIDS, Inc., serves as our transfer agent, distribution paying agent and registrar. The principal business address of SS&C GIDS, Inc., is 801 Pennsylvania Avenue, Suite 219105, Kansas City, MO 64105.

LEGAL MATTERS

Dentons US LLP, located at 1900 K Street NW, Washington D.C. 20006, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., located at 100 Light Street, Baltimore, MD 21202.

Faegre Drinker Biddle & Reath LLP, located at 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, serves as legal counsel to the underwriters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Company performs an annual audit of the Company’s financial statements. The Company’s Board have engaged BDO USA, P.C., located at 200 Park Ave, 38th Floor, New York, NY 10166, to serve as the Company’s independent registered public accounting firm.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the Investment Company Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at 228 Hamilton Avenue, third Floor, Palo Alto, CA 94301, calling us at (650) 374-7800 or visiting our corporate website located at https://c1fund.com.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES C1 FUND INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons C1 Fund Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes — Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?          Call us at: (650) 374-7800

Who are we
Who is providing this notice?	C1 Fund Inc.
What we do
How does C1 Fund Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does C1 Fund Inc. collect my personal information?

We collect your personal information, for example

●       to know investors’ identities and thereby prevent unauthorized access to confidential information;

●       design and improve the products and services we offer to investors;

●       comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●       sharing for affiliates’ everyday business purposes — information about your creditworthiness

●       affiliates from using your information to market to you

●       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● C1 Fund Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● C1 Fund Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● C1 Fund Inc. doesn’t jointly market.

C1 FUND INC.

6,000,000 Shares of Common Stock

$10.00 per Share

PRELIMINARY PROSPECTUS

Solo Book-Running Manager

The Benchmark Company

Co-Managers

SoFi	China Renaissance

            , 2025

Until         ,       (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy those securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JuLy 25, 2025.

C1 Fund Inc.

6,000,000 Shares of Common Stock
$10.00 per Share

STATEMENT OF ADDITIONAL INFORMATION

C1 Fund Inc. (the “Company”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ________, 2025. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (650) 374-7800. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated ____, 2025.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, may not be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

7.	We will concentrate our investments in companies operating within the digital asset services and technology industry; and

8.	We will not engage in short sales, purchases on margin and the writing of put and call options except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The phrase “approval of the holders of a majority of our outstanding voting securities” (or any similar phrase) means, in accordance with Section 2(a)(42) of the Investment Company Act, the vote, at the annual or a special meeting of security holders of the Company duly called, (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of the Company, whichever is the less.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Non-Fundamental Policy: We will not change our policy to invest, under normal market conditions, at least 80% of the value of our total assets in equity and equity-linked securities issued by the C1 Thirty companies unless we provide stockholders at least 60 days’ written notice before implementing this change.

The Company’s investments will be concentrated in the digital asset services and technology industry. Under the Investment Company Act, concentration is deemed to occur when 25% or more of the value of a management company’s total assets is invested or proposed to be invested in a particular industry or group of industries. Under normal market conditions, at least 80% of the value of our total assets will consist of equity and equity-linked securities issued by the C1 Thirty companies. To the extent we invest in BDCs, ETFs or ETPs that invest in digital asset services and technology companies or crypto assets, we will factor in the holdings of such BDCs, ETFs or ETPs when determining the concentration of the Company’s investments.

Our non-principal policy that allows us to invest less than 10% of the value of our total assets in ETFs and ETPs and less than 10% of the value of our total assets in BDCs, is non-fundamental, and it may be changed without providing our shareholders with 60 days’ written notice before implementing the change.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of our investment objective, strategy, sources and types that are described in the prospectus. We may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the prospectus. There is no guarantee we will acquire all of the types of securities or use all of the investment techniques that are described herein.

Our investment objective is to maximize our portfolio’s total return. To achieve our investment objective, we intend to invest in a portfolio of up to 30 companies of the C1 Thirty companies. The “C1 Thirty” is the group of 30 companies our Adviser has determined, based on its application of the economic and financial factors set forth in our investment targeting and screening process, which is described in the section of the prospectus that forms part of this registration statement captioned “The Company’s Investments — Investment Process,” to be the leading private digital asset services and technology companies globally, excluding those whose business is principally administered in the People’s Republic of China, including Hong Kong and Macao. For this purpose, we consider any companies that develop, sell or provide products and solutions related to the development, issuance, storage, custody, security, trading, management, compliance, marketing, analysis or processing of crypto assets or the development, management or servicing of permissioned or permissionless blockchain technology and infrastructure, to be within the scope of companies in which we may invest. These companies may include companies that provide blockchain and digital assets to deliver services and develop new financial products and services, such as the use of blockchain and digital assets to enable peer-to-peer financial transactions on DeFi platforms (thereby removing third parties and centralized institutions in these transactions), stablecoins as an option that may be used for everyday transactions, and fintech companies that use blockchain and digital assets to develop new financial services and products. A blockchain is a distributed database or ledger that is shared among the nodes (e.g., modem, cable, cable optics, wireless) of a computer. Blockchains store information in “blocks” which are linked together via cryptography. The best-known blockchain is Bitcoin, which is decentralized and permissionless (i.e., it is open to the public and does not require permission for use). While we intend to invest in many of the C1 Thirty companies, it is possible we will not have opportunities to invest in all 30. We are not a founder of and, other than the investments that we will make pursuant to our principal investment strategy, do not have a parent-subsidiary relationship with any of the C1 Thirty companies. We will not hold a controlling interest in any of the C1 Thirty companies.

Under normal market conditions, we will invest at least 80% of the value of our total assets in equity and equity-linked securities issued by the C1 Thirty companies. We believe that there are attractive opportunities to invest in digital asset services and technology companies that are late-stage private companies, and therefore in order to maximize stockholder value, we expect a portion of our investments to be in such late-stage private companies. Investments in late-stage private companies present the opportunity to invest in companies before they conduct an initial public offering, which would provide liquidity for our investments. We may invest in these companies alongside other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated. Our investment strategy and policies do not establish a minimum or maximum amount to be invested in late-stage private companies. We do not have a predetermined percentage of our investments that will be in late-stage private companies. We believe not having a predetermined percentage allows us to maximize stockholder value. Our investment in equity will include common shares, preferred shares, including any security convertible (with or without consideration) into common shares, any warrant or right to subscribe to or purchase common shares or common shares carrying a warrant or right. We may also invest in equity-linked securities, which are linked to the performance of an equity security, a basket of equity securities or an index of equity securities. Investments in rights, warrants, convertible securities and equity-linked securities may subject the Company to similar risks as those associated with investments in capital stock as well as additional risks associated with investments in derivative securities. The trading price of rights, warrants, convertible securities and equity-linked securities may not equal the underlying value of the equity to which they are linked.

Separate from our principal investment strategy of, under normal market conditions, investing at least 80% of our total assets in equity and equity-linked securities issued by the C1 Thirty companies, we may also, as a non-principal investment strategy, invest the remaining portion (which is up to 20% in the event we only invest 80% of our total assets in our principal strategy) of the value of our total assets in other investments. In any event, investments made pursuant to our non-principal investment strategy will not exceed 20% of the value of our total assets, and any singular non-principal investment type will be less than 10% of the value of our total assets. Under this non-principal investment strategy, we may invest on an opportunistic basis in equity and equity-linked securities issued by select U.S. publicly traded equity companies or certain non-U.S. companies that otherwise meet our investment criteria. Also within this non-principal investment strategy, we may invest in ETFs that are registered as investment companies with the SEC and whose shares are registered under the Securities Act and listed for trading on a national securities exchange, as well as ETPs that are not registered as investment companies with the SEC but whose securities are registered under the Securities Act and listed for trading on a national securities exchange. Any investments we make in ETFs and ETPs will be subject to the following statutory limits: (i) we will acquire no more than 3% of the outstanding voting securities of any such ETF or ETP; (ii) our investment in any single ETF or ETP will comprise no more than 5% of the value of our total assets at time of acquisition; and (iii) our cumulative investments in ETFs and ETPs will be less than 10% of the value of our total assets. Also within this non-principal investment strategy, we may invest less than 10% of the value of our total assets in BDCs that meet our investment criteria and have made an election pursuant to section 54(a) of the Investment Company Act, to be subject to the provisions of sections 55 through 65 of this Act. We are not currently aware of any BDCs that invest in digital asset services and technology companies, but if we become aware in the future of any such BDCs, we may invest in them. If an opportunity arises to invest in BDCs that invest in digital asset services and technology companies, such investment would provide us with another means to gain exposure to the economic benefits of companies that are engaged in the digital asset services and technology industry. Finally, within our 20% non-principal investment strategy, we may invest less than 10% of the total value of our assets in shares of U.S. registered money market funds that are operated in compliance with Rule 2a-7 under the Investment Company Act and government securities that are issued or guaranteed as to principal and interest by the U.S. Government or an instrumentality of the U.S. Government.

MANAGEMENT OF THE COMPANY

Biographical Information

Brief biographies of our officers and directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Interested Directors
Dr. Najamul Hasan Kidwai, 56	Director, President, Chief Executive Officer	Director since October 2024; Term expires 2026	Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021–2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016–present); Co-Founder and Director of EQUIAM (venture capital) (2017–present);	—	Crypto 1 Acquisition Corp; EQUIAM; ToTheNew Ventures
Michael (Xu) Zhao, 42	Director, Vice Chairman	Director since October 2024; Term expires 2028	Founder, Chief Executive Officer, KLICKL (2017-present); Founder, Chief Executive Officer and Director of Crypto 1 Acquisition Corp (2021–2022); Co-Chairman of the Hong Kong Blockchain Association (2018–present); Executive Chairman of International Digital Currency Markets (2017–present)	—	Crypto 1 Acquisition Corp; Hong Kong Blockchain Association
Michael Lempres, 65	Director, Chairman	Director since October 2024; Term expires 2027	Chairman of Silvergate Capital Corporation (2021–present); Mayor and City Councilmember, Town of Atherton, California (2014–2020); Executive in Residence at Andreesen Horowitz (venture capital) (2018–2021); Chief Legal & Risk Officer for Coinbase Inc. (cryptocurrency exchange) (2017–2019)	—	Silvergate Capital Corp.; MoonPay USA, LLC; Bitstamp USA; Simba Chain, Inc.

Independent Directors
Matthew Krna, 47	Director	Director since October 2024; Term expires 2028	Founder and Managing Partner, Two Meters Capital LLC (2024–present); Managing Partner, Ladera Venture Partners, (2020–present); Venture Partner, Alpha Partners (2020–present); CEO, APTM (2021–2023); Co-Founder and Managing Partner, Princeville Global (2015–2020)	—	Doctor on Demand; Dreamlines GmbH; Remitly (board observer)
Scott Alexander Reed, 55	Director	Director since February 2025; Term expires 2027	Co-founder, Partner and Director, Bankcap Partners (2005–present); CEO, LF Capital Acquisition Corp I and II (2020–2023)	—	BankCap Partners; LF Capital Acquisition Corp I and II; Silvergate Capital; PT Financial Holdings
Jeffrey H. Singer, 61	Director	Director since October 2024; Term expires 2026	Chief Operating Officer, doTERRA International LLC (2023–present); Professional in Residence at Utah Valley University (2021–present); Managing Director, Singer Global Management Group (2021–present); CEO, YBA Kanoo (2019–2020)	—	Shatranj Capital Partners; doTERRA International LLC
Sara Wardell-Smith, 54	Director	Director since October 2024; Term expires 2028	Nyca, Advisor (2021–present); Head of Business Solutions – North America, Visa (2020–2021); FTV Capital, Advisor (2019–2020); Wells Fargo, Executive Vice President (1995–2019)	—	Revolut U.S.; CLS Group; R&T Deposit Solutions; Axos Financial; Provenance Blockchain Foundation
Officers
Dr. Najamul Hasan Kidwai, 56	President, Chief Executive Officer	President and Chief Executive Officer since August 2024	Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021–2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016–present); Co-Founder and Director of EQUIAM (venture capital) (2017–present)	N/A	N/A

David Hytha, 70	Secretary, Treasurer and Chief Financial Officer	Secretary, Treasurer and Chief Financial Officer since August 2024	Chief Financial Officer of Crypto 1 Acquisition Corp (2021–2022); Founder and Managing Partner for New Wave Partners Inc. (2008–present)	N/A	N/A
Alex Morgan, 35	Chief Compliance Officer	Chief Compliance Officer since January 2025	Fund Chief Compliance Officer, SS&C ALPS (2024–present); Vice President - Compliance, Northern Trust Asset Management (2020–present)	N/A	N/A

(1) The address for each director and officer is c/o C1 Fund Inc., 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

Independent Directors

Matthew Krna. Mr. Krna is a growth-stage technology investor with more than 20 years of experience. Mr. Krna is the founder and Managing Partner of Two Meter Capital LLC, a provider of fund management services for growth and venture portfolios. He is also Managing Partner of Ladera Venture Partners, a digital health-focused VC fund, and Venture Partner at Alpha Partners. From 2015 to 2020, Mr. Krna was the Co-Founder and Managing Partner of Princeville Global, a San Francisco- and Hong Kong-based growth-stage fund focused on investing in breakout-stage technology companies around the world. From 2011 to 2015, Mr. Krna was a Partner at Princeville Global’s predecessor fund, SoftBank Princeville, a $250 million growth-stage technology investment fund affiliated with SoftBank Group. From 2005 to 2011 Mr. Krna was vice president at Investor Growth Capital. Prior to these roles he served at Canaan Partners, and served as an investment banker at Credit Suisse and Donaldson, Lufkin & Jenrette. Mr. Krna has served on numerous boards of directors as a director or observer, including Criteo, Dotomi (acquired by Conversant), Doctor on Demand (merged with Grand Rounds), ID Analytics (acquired by LifeLock) and Remitly. Mr. Krna also previously served as CEO and Director of Alpha Partners Technology Merger Corp., a special purpose acquisition company. Mr. Krna holds an A.B. degree from Harvard University.

Scott Alexander Reed. Mr. Reed is the co-founder of BankCap Partners, a private equity firm that focuses on investments in the U.S. commercial banking space, and has served as a Partner and Director of BankCap Partners since 2005. Additionally, Mr. Reed served as the CEO and as a director of LF Capital Acquisition Corp I and II, two special purpose acquisition corporations, from 2020 to 2023. Prior to founding BankCap Partners, Mr. Reed served from 2002 to 2004 as the Senior Vice President, Director of Corporate Strategy and Planning of Carreker Corporation, a financial technology company based in Dallas. From 2000 to 2002, Mr. Reed was an investment banker in the Financial Institutions Group at Bear Stearns and, from 1997 to 2000, he worked as a consultant at Bain & Company. Mr. Reed began his career as a derivatives trader at Swiss Bank Corporation (formerly O’Connor) from 1992 to 1995. Mr. Reed is a member of the board of directors of Silvergate Capital Corporation and PT Financial Holdings, and previously served as a member of the board of directors of InBankshares Corp., Landsea Homes, Uncommon Giving, Nobul Corporation, Vista Bankshares and Xenith Bankshares. Mr. Reed earned his bachelor’s degrees in commerce and history from the University of Virginia and his master of business administration from the Amos Tuck School at Dartmouth College, where he was an Edward Tuck Scholar

Jeffrey H. Singer. Mr. Singer has spent most of his career in leadership capacities, serving several different times as CEO. Currently, he teaches finance at Utah Valley University and sits on the board of doTERRA International LLC and several other companies. He served as Group CEO at YBA Kanoo, one of the largest family companies in the Middle East, from 2019 to 2020. Before then, he served as CEO at both NASDAQ Dubai and then at the Dubai International Financial Center. Mr. Singer served as Executive-in-Residence at the American University of Sharjah from 2015 to 2019, and served in multiple advisory roles from 2012 to 2019. Before moving to the Middle East, he worked at NASDAQ in New York, serving as Senior Vice President and President of NASDAQ’s International Division. He also has extensive technology and entrepreneurial experience by working many years at the software company SAP as well as technology startup companies. Mr. Singer earned an M.B.A. from the Harvard Business School and a B.S. in International Finance from Brigham Young University.

Sara Wardell-Smith. Ms. Wardell-Smith brings extensive experience in the areas of fintech and banking, global payments and digital assets. Ms. Wardell-Smith is the former executive leader of Visa's commercial business across North America and led initiatives related to card issuance, real-time payments, cross-border payments and new payment flows. Prior to Visa, Ms. Wardell-Smith was an Executive Vice President at Wells Fargo where she held senior leadership positions in a number of wholesale banking divisions, and served on the firm’s Management Committee. Ms. Wardell-Smith currently serves as an independent director at Axos Financial, a leading technology-driven digital bank. She also serves as an independent director at the Provenance Blockchain Foundation, one of the largest public Layer 1 blockchains for real world assets. She also serves as an independent director at R&T Deposit Solutions, a premier provider of innovative deposit and treasury management solutions to the financial services industry. Previously, Ms. Wardell-Smith served on the U.S. board of Revolut, one of the world's fastest-growing challenger banks. She also served on the board of the CLS Group and the CLS Bank International which operates the largest multi-currency foreign exchange cash settlement system for financial institutions. Prior to that, Ms. Wardell-Smith was a member of the Working Group on U.S. Renminbi Trading and Clearing and also served on the board of the Global Foreign Exchange Division, part of the GFMA. She holds a Bachelor of Science degree in International Business from the University of San Francisco.

Interested Directors

Dr. Najamul Hasan Kidwai. Dr. Kidwai, a co-founder, has served as President, Chief Executive Officer and Director of the Company since our inception. Dr. Kidwai has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Dr. Kidwai has served as Chairman and Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain, raising $230 million. Since 2016 to present, Dr. Kidwai has served as a Venture Partner and Investment Committee Member of Frontier Ventures, a venture capital fund focused on early-stage technology and blockchain. Since 2017, Dr. Kidwai also has been a Co-Founder and is an executive committee (ExComm) member of EQUIAM, a leading, private-markets-focused venture capital fund. Through EQUIAM, Dr. Kidwai has invested in several technology companies. Dr. Kidwai has also been investing in digital assets/crypto/blockchain since 2016, including companies such as TransFi and Klickl. From 2009 to present, Dr. Kidwai has served as an independent advisor, board member, and/or investor in a number of private markets focused companies such as Forge Global and DestinyXYZ. Dr. Kidwai has served similar roles with Neurable and ToTheNew Ventures. From 2006 to 2009, Dr. Kidwai served as the Founder and CEO of Real Time Content, a proprietary Adaptive Media Platform which exited to NASDAQ-listed Pitney Bowes. Prior to 2006, Dr. Kidwai held investment roles at Edge Venture Capital, and AtomicTangerine (a Stanford Research Institute (SRI) International Company). Dr. Kidwai holds a B.S.c Hons. in Technology Management from Staffordshire University and an Honorary Doctorates from Lincoln University and Staffordshire University.

We believe Dr. Kidwai is well qualified to serve as a director, President and Chief Executive Officer due to his deep expertise with investments in digital asset and blockchain technology companies and his extensive managerial experience.

Michael Lempres. Mr. Lempres, a co-founder, has served as Chairman and Director of the Company since our inception. A lawyer by training, Mr. Lempres has spent decades at the top levels of government and of regulated industry. Appointed by three U.S. Presidents (Ronald Reagan, George H.W. Bush and George Bush), he served in the federal government as White House Fellow and Special Assistant (1988-1989), Executive Commissioner of Immigration and Naturalization (1989-1991), Director of the Office of International Affairs of the U.S. Department of Justice (1991-1992), Deputy Associate Attorney General and Special Counsel (1992-1993), Special Counsel and Assistant to the U.S. Attorney (2002) and Vice President of the U.S. Overseas Private Investment Corporation (2002-2005). In the private sector, Mr. Lempres served as the Chief Legal and Policy Officer of Coinbase, where he helped guide the nation's leading digital asset trading platforms through its hypergrowth period. He also worked as Executive in Residence at Andreessen Horowitz, a leading venture capital firm. Prior to those experiences, he worked as General Counsel for Bitnet, an early digital currency payments provider, and as the senior lawyer for Silicon Valley Bank (2010-2015). Previously, he worked as General Counsel of the Pacific Coast Stock & Options Exchange, where he helped guide the adoption of radically new trading rules and the sale of the exchange. Mr. Lempres also has substantial board experience in both private and public companies. He serves as Chair of the Board of Silvergate Capital Corporation and as a Director for MoonPay USA, LLC, Bitstamp USA and Simba Chain, Inc. He received his A.B. degree from Dartmouth College and his J.D. from the University of California, Berkeley.

We believe Mr. Lempres is well qualified to serve as a director and Chairman of the Board due to his deep expertise with investments in digital asset and blockchain technology companies and his contacts and business experience.

Michael (Xu) Zhao. Mr. Zhao, a co-founder, has served as Vice-Chairman and Director of the Company since our inception. Mr. Zhao has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Mr. Zhao served as Founder, Chief Executive Officer and a Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain. Since 2017, Mr. Zhao has served as Executive Chairman of Klickl, Inc. (formerly known as the International Digital Currency Markets) and as the CEO of the VGPay crypto payment business. Since 2018, Mr. Zhao has served as co-chairman of the Hong Kong Blockchain Association. Mr. Zhao’s prior experience includes significant roles in international financial trading at Intesa San Paulo from 2014 to 2016, China Merchants Bank from 2011 to 2014, the State Foreign Exchange Administration of the People’s Republic of China from 2010 to 2011 and UBS from 2006 to 2009. He has a Master’s degree in Electronic Engineering and Finance from the University of Florida.

We believe Michael (Xu) Zhao is well qualified to serve as a director and Vice-Chairman of the Board due to his deep expertise with investments in digital asset and blockchain technology companies and his contacts and business experience.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to C1 Fund Inc., 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301, Attention: Chair of the Audit Committee.

Officers

Dr. Najamul Hasan Kidwai. Dr. Kidwai is our President and Chief Executive Officer. His biography is set forth above.

David Hytha. Mr. Hytha, a co-founder, has served as Secretary, Treasurer and Chief Financial Officer of the Company since our inception. From 2021 to 2022, Mr. Hytha served as the Chief Financial Officer of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/ blockchain. Mr. Hytha has advised major firms and new ventures in the U.S., Asia and Europe as Founder and Managing Partner for New Wave Partners Inc. since 2008. Mr. Hytha published on blockchain and artificial intelligence applications in 2019. Mr. Hytha served as Chief Financial Officer and Chief Business Officer for Nano Global from September 2016 to September 2017. Mr. Hytha also served as Chief Financial Officer and Chief Strategy Officer for Quixey in mobile search from January 2012 to August 2016. He served in multiple roles at venture capital firms Sofinnova Partners and Sofinnova Ventures and at their portfolio companies from 2006 to 2011. From 2003 to 2005, Mr. Hytha was Executive Vice President for Terminals at T-Mobile based in London, England and Bonn, Germany. From 1982 to 2003, he led businesses for new ventures and for large firms including AT&T, McCaw Cellular and Motorola in the U.S. and in Asia. He has also served as an adviser on entrepreneurship to Stanford Research Institute (SRI) International, Columbia University and Cambridge University. Mr. Hytha graduated with an MBA in Finance and in Operations Management from Columbia University and a B.A. from the College of the Holy Cross.

Alex Morgan. Mr. Morgan is the Fund Chief Compliance Officer of SS&C, and serves as our Chief Compliance Officer on an independent contractor basis pursuant to a Services Agreement with SS&C. Mr. Morgan is a seasoned compliance professional with a strong background in building and overseeing successful registered fund compliance programs. He rejoined SS&C in November 2024 from Northern Trust Asset Management where he served as a deputy to the Chief Compliance Officer for Northern Funds and Northern Institutional Funds, which collectively manage over $200 billion in assets. In this role, Mr. Morgan managed the Funds’ Compliance Program and the related service provider oversight. He presented at all quarterly board meetings, addressing various 38a-1 requirements, policy updates, and regulatory developments. His accomplishments include leading the redevelopment of the registered funds’ testing and monitoring program, revamping the CCO board reporting process, and creating the firm’s first, dedicated compliance resource website for all employees globally. Prior to Northern Trust, Mr. Morgan was a Lead Compliance Analyst at Transamerica Asset Management focusing on 38a-1 compliance for their large suite of mutual funds and ETFs, including the oversight of over 20 sub-advisers. Previous to Transamerica, Mr. Morgan spent three years at SS&C as an Analyst and then Compliance Manager within the CCO Services Department. He gained experience across a wide variety of fund types, strategies and clients. In this role he supported fund CCOs on all fronts, enhancing board reports and service provider oversight policies while also expanding the CCO Support service offering. He brings over a decade of specific fund compliance experience to the Registered Fund Service Group at SS&C and is as a talented leader in the fund compliance space. Mr. Morgan received a B.A. in Communication Studies from the University of North Carolina Wilmington.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

Mr. Singer, Mr. Reed and Mr. Krna are members of the Audit Committee and Mr. Singer serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act and the listing standards of NYSE. Our Board has determined that Mr. Singer is an audit committee financial expert as defined under SEC rules. The Audit Committee was formed on January 9, 2025.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

(b)	makes recommendations with regard to the tenure of the directors; and

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

Ms. Wardell-Smith, Mr. Lempres and Mr. Krna are members of the Nominating and Corporate Governance Committee and Ms. Wardell-Smith serves as Chair. The Nominating and Corporate Governance Committee was formed on January 9, 2025. Mr. Lempres is not considered an independent director, but in compliance with NYSE listing requirements for closed-end funds, the Nominating and Corporate Governance Committee is comprised of a majority of independent members.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our Bylaws. Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our Bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

●	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

●	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;

●	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

●	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other officers. The Compensation Committee also recommends to the Board the compensation to be paid to the independent directors of the Board.

Ms. Wardell-Smith and Mr. Krna are members of the Compensation Committee and Ms. Wardell-Smith serves as Chair. The Compensation Committee was formed January 9, 2025.

Compensation and Insider Participation

As we are a newly formed entity, for the year ended December 31, 2024, we have not paid any compensation to any of our officers and directors. Our compensation policy for the compensation of directors and officers is described below. For a discussion of the independent directors’ compensation, see below.

Director Compensation

No compensation is paid to our directors considered to be “interested persons” as defined in the Investment Company Act. Our Independent directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive an annual fee for serving as a member of the Board and on Board committees. This fee to be paid to the independent directors is equal to $50,000 per year, paid quarterly or at any other interval provided in our policies as in effect from time to time, provided that if the gross proceeds of the Company's initial public offering (before deducting any offering expenses, sales load, underwriters' fees or other costs) equals or exceeds $150,000,000, then the fee to be paid to the independent directors will be increased to $100,000 per year. The annual fee is not paid in cash but in the form of shares that may be purchased with an equal amount of cash when the fee is due. We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting. We do not maintain a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Officer Compensation

None of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf. We have outsourced the functions of our Chief Compliance Officer to Alex Morgan, an employee of SS&C. SS&C receives a monthly fee for Chief Compliance Officer services provided to us, and we reimburse SS&C for certain out-of-pocket expenses incurred on our behalf.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about our portfolio managers, all of whom are members of the Investment Committee:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dr. Najamul Hasan Kidwai	$0	$0	$0	$0	$0	$0

Michael (Xu) Zhao	$0	$0	$0	$0	$0	$0

Michael Lempres	$0	$0	$0	$0	$0	$0

Elliot Han	$0	$0	$0	$0	$0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our Common Shares beneficially owned by the members of the Investment Committee immediately following our initial public offering. The dollar ranges are: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities in C1 Fund Inc.(1)(2)
Dr. Najamul Hasan Kidwai	Over $100,000
Michael (Xu) Zhao	Over $100,000
Michael Lempres	Over $100,000
Elliot Han	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities of the Company beneficially owned by the members of the Investment Committee, if applicable, is calculated by multiplying the offering price in initial public offering times the number of shares beneficially owned.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://c1fund.com. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, the words “we,” “our” and “us” refer to C1 Advisors LLC.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (650) 374-78700; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: C1 Advisors LLC, 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

On May 27, 2025, we entered into the Amended and Restated Investment Advisory and Management Agreement with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments and monitoring its portfolio companies on an ongoing basis through the Adviser’s Investment Committee.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not materially impaired.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the Investment Company Act and related SEC rules and interpretations in the event of its assignment. In accordance with the Investment Company Act, without payment of any penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority (as defined under the Investment Company Act) of the outstanding Common Shares. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days’ written notice.

Under the terms of the Investment Advisory Agreement, we will pay the Adviser a Management Fee. The cost of the Management Fee will ultimately be borne by our stockholders.

The Management Fee is payable quarterly in arrears. The Management Fee will be payable at an annualized rate of 2.50% of our average net assets at the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The Company does not intend to make offers to repurchase shares.

The Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser intends to put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the Investment Company Act, and to take all necessary steps that might be necessary to comply with applicable legal requirements.

License Agreement

We have entered into a License Agreement with C1 Digital Assets LLC, a Delaware limited liability company, pursuant to which we will be granted a non-exclusive license to use the names “C1 Fund,” “C1 Thirty,” and “C1 30” and the C1 Fund logo for a nominal payment. Under the License Agreement, we will have a right to use these trademarks for so long as the Adviser or one of its affiliates remains our investment adviser. We will pay a nominal fee to C1 Digital Assets LLC for this right. Other than with respect to this limited license, we have no legal right to the names “C1 Fund,” “C1 30,” “C1 Thirty,” or the C1 Fund logo.

Certain Business Relationships

The Adviser’s Investment Committee members may have substantial responsibilities in managing our assets, as well as the assets of other investment funds, accounts and investment vehicles for which they may provide investment advisory services in the future. Certain members of the Investment Committee act, or may act, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles that might be managed by the Adviser. Similarly, the principals of our Sponsor and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. In serving in these multiple capacities, the Investment Committee members may have obligations to other investors in those entities, the fulfillment of which may not be in our best interests or the best interests of our stockholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The Investment Committee of the Adviser, employees of the Sponsor and other funds managed by the Sponsor may receive investment opportunities that might not be available to us.

In addition, Dr. Kidwai is a stockholder in Forge Global, the parent of Forge Securities, which is registered as a broker-dealer and operates as an ATS. Dr. Kidwai owns less than 1% of Forge Global. He is not employed by Forge Global or Forge Securities and is not in a control relationship with these entities. We may utilize Forge Securities as a means to acquire equity and equity-linked interests in C1 30 companies to the extent consistent with applicable law and the Adviser’s duty to seek best execution when selecting a private marketplace on which our purchase and sale transactions may be executed.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with a “related person,” a term that is defined in Item 404 of Regulation S-K.

Affiliated Transactions

As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be affiliated unless we first obtain SEC relief. We may co-invest with our Adviser or our officers and directors in a manner consistent with the position taken by the SEC staff provided in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000). In that letter, the staff granted relief to permit certain similarly situated funds to co-invest in a single class of privately placed securities with their investment adviser and certain affiliates provided that certain conditions were met, including particularly, that the adviser would not negotiate any other term of the co-investment arrangement other than price. We, along with the Adviser and certain of our affiliates, may also seek an exemptive order by filing an application with the SEC to permit co-investments with the Adviser and affiliates. We do not have a co-investment arrangement with our Adviser or our officers and directors and we have no present intention to co-invest with our Adviser or our officers and directors. In the event that we seek to make such co-investments, we would only do so in reliance of the Mass Mutual no-action letter or file an application with the SEC seeking an order granting us relief to do so. Further, in the event that we seek to make such co-investments, our Board including a majority of our independent directors would approve an allocation policy to ensure equitable treatment among the co-investment participants. See “Risk Factors – Risks related to co-investments.”

CLOSED-END FUND STRUCTURE

Common stock of closed-end funds frequently trades at prices lower than their NAV. We cannot predict whether shares of our Common Shares will trade at, above or below NAV. In addition to NAV, the market price of our Common Shares may be affected by such factors as our distribution stability and distribution levels, which are in turn affected by expenses and market supply and demand. In recognition of the possibility that our Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of stockholders, the Board, in consultation with the Adviser may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would prevent our Common Shares from trading at a discount to their NAV.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

We list below the names of persons that control us and persons that beneficially own 5% or more of our outstanding Common Shares as of June 30, 2025. For this purpose, a person is presumed to control us if the person beneficially owns, either directly or indirectly through one or more controlled companies, more than 25% of our Common Shares. We also list the members of our Board and executive officers as persons that control us. Each of these persons is able to exert a controlling influence over our management and policies. For purposes of the foregoing, a person is deemed to beneficially own our Common Shares if the person has or shares the power to vote or direct the voting of these shares, or to dispose or direct the disposition of these shares or has the right to acquire such powers within 60 days.

Name and Address	Shares Owned	Percentage
Beneficial Owners
Dr. Najamul Hasan Kidwai	795,831	31.1%
Michael (Xu) Zhao	706,278	27.6%
Michael Lempres	706,278	27.6%
David Hytha	119,405	4.7%
Interested Directors
Dr. Najamul Hasan Kidwai	795,831	31.1%
Mr. Michael Lempres	706,278	27.6%
Mr. Michael (Xu) Zhao	706,278	27.6%
Independent Directors
Mr. Scott Alexander Reed	0	0%
Mr. Matthew Krna	0	0%
Mr. Jeffrey H. Singer	0	0%
Ms. Sara Wardell-Smith	0	0%
Officers
Dr. Najamul Hasan Kidwai, President and Chief Executive Officer	795,831	31.1%
David Hytha, Secretary, Treasurer and Chief Financial Officer	119,405	4.7%

The address for each of the persons listed above is C1 Fund Inc., 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

Equity Owned by Directors in the Company

Our Officers and Directors as a group beneficially own approximately 91.1% of our outstanding equity securities as of June 30, 2025.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

C1 Fund Inc.

Statement of Assets and Liabilities

As of June 30, 2025
(unaudited)

Assets:
Cash	$104,950
Deferred offering costs (Note 2)	1,296,946
Receivable from the Sponsor (Note 2)	76,886
Total Assets	1,478,782

Liabilities:
Accrued offering costs payable - related party (Note 2)	$1,296,946
Accrued organizational costs payable - related party (Note 2)	76,886
Other liabilities	4,850
Total Liabilities	1,378,682
Commitments and contingencies (Note 7)

Net Assets	$100,100

Components of Net Assets:
Paid-in capital, Par USD $0.00001 per share	100,100
Net Assets	$100,100

Shares of common stock outstanding, 500,000,000 of shares authorized at $0.00001 par value(a)(Note 1)	2,555,565

Net asset value, offering price per share	$0.04

The accompanying notes are an integral part of these financial statements.

(a) The Sponsor and the Company have entered into a subscription agreements for the subscription of 2,555,565 shares, and immediately following the IPO, a number of Sponsor’s shares shall be forfeited by the Sponsor so that the number of shares held by the Sponsor is equal to 10% of the shares outstanding.

C1 Fund Inc.

Statement of Operations

For the period from August 16, 2024 (inception) to June 30, 2025
(unaudited)

Expenses:
Organizational costs (Note 2)	$76,886
Total expenses	76,886
Less: reimbursed expenses (Note 2)	(76,886)
Net Expenses	-

Net Investment Income	-

Net Increase in Net Assets Resulting from Operations	$-

The accompanying notes are an integral part of these financial statements.

C1 Fund Inc.

Notes to Financial Statements

From August 16, 2024 (inception) to June 30, 2025
(unaudited)

1. Organization

C1 Fund Inc. (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Maryland corporation on August 16, 2024. C1 Advisors LLC, a Delaware limited liability company, serves as the investment adviser (the “Adviser”) of the Company. The Company has applied to list its shares of common stock (the “Common Shares”) on the New York Stock Exchange (“NYSE”) and, subject to notice of issuance, expect the Common Shares to be listed under the symbol “CFND.” The Company's fiscal year end is December 31.”

The Adviser provides day-to-day investment management services to the Company. The Company is classified as non-diversified under the Investment Company Act, which means that the Company will not maintain a diversified portfolio in accordance with the requirements of Section 5(b)(1) of the Investment Company Act. The Company will not maintain at least 75% of its total assets in cash and cash equivalents (including receivables), government securities, securities of other investment companies, and other securities for this purpose limited in respect of any one issuer to an amount not greater in value than 5% of total assets and to no more than 10% of the Company’s outstanding voting securities. The Company has engaged The Benchmark Company, LLC, to act as the underwriter in an Initial Public Offering (the “IPO”) of Common Shares to be listed on the NYSE. Prior to listing on NYSE, there has been no public market for the Common Shares.

The Company has been inactive since the date it was organized except for matters relating to the Company’s organization and raising of seed capital. To raise seed capital, on February 26, 2025, the Company issued to C1 Group LLC (the “Sponsor”) 2,555,555 Common Shares, up to 1,444,444 of which Common Shares are subject to complete or partial forfeiture to the extent the number of Common Shares offered in the Company’s IPO is fewer than 23,000,000 (the “Seed Shares”), for which the Sponsor paid $100,000. The number of Seed Shares that would be forfeited is determined ratably based on the number of Common Shares sold in the IPO such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 10% of the Company’s issued and outstanding Common Shares immediately following the Company’s IPO and the expiration or full exercise, as applicable, of the underwriter’s option, exercisable within 30 days after date of the final prospectus relating to the IPO to acquire up to an additional 15% of the total number of our Common Shares to be offered in the IPO, solely for the purpose of covering over-allotments. In addition, as an organizational matter, the Company issued 10 shares to the Sponsor on August 16, 2024, for $100.

The Company’s investment objective is to maximize its portfolio’s total return. The Company seeks to achieve its investment objective principally by investing in equity and equity-linked securities of digital asset services and technology companies. The Company’s investments in equity securities will include common and preferred shares, as well as securities convertible (with or without consideration) into common shares, warrants and rights to subscribe to or purchase common shares, and common shares carrying a warrant or right. The Company may also invest in equity-linked securities, which are instruments whose returns are tied to the performance of an equity security, index of securities or basket of securities. In addition to the foregoing principal investment strategy, under the Company’s non-principal investment strategy, the Company may invest up to 20% of the value of its total assets in certain other investment types, including the equity and equity-linked securities of publicly traded U.S. companies, exchange traded funds, exchange traded products, business development companies, shares of certain U.S. registered money market funds, government securities, cash equivalents or other high- quality debt investments.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Company is a management company under Section 5(b)(2) of the Investment Company Act and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company’s assets listed as “Cash” in the Statement of Assets and Liabilities consist solely of cash. The Company will invest its available cash in treasuries with a daily “sweep” of its accounts performed by its custodian, US Bank National Association (the “Custodian”). Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At June 30, 2025, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Organizational and Offering Costs

Organizational expenses are expensed as incurred and consist of the costs of forming the Company, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Company’s Board of Directors (“Board”) and the Company’s seed audit costs. Offering costs are accounted for as deferred costs until operations begin and consist of the costs of preparation, review and filing the Company’s registration statement with the Securities and Exchange Commission (“SEC”) filing fees for registration with the US Financial Industry Regulatory Authority (FINRA), and the costs of preparation, review and filing of any associated marketing or similar materials. Pursuant to a Contribution and Reimbursement Agreement between the Company and the Sponsor, the Sponsor has paid for a portion of the organizational and offering costs and the Company will reimburse the Sponsor for these costs from the proceeds of the offering promptly upon closing. The Board, including all the disinterested members of Board, have unanimously approved this reimbursement arrangement. The Shareholders will ultimately bear the costs of the organizational and offering expenses as a deduction from the offering proceeds. Organizational costs will be incurred by the Company on the first day of operations. Offering Costs will be accounted for as a charge to paid-in capital. As of June 30, 2025, the Sponsor has incurred $1,296,946 of offering costs.

Taxes

It is the Company’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (each, an “RIC”) and to distribute its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Company may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

3. Capital Stock

The Company is authorized to issue 500,000,000 shares of common stock, par value $0.00001 per share and intends to offer Common Shares at $10 per share. All holders of Common Shares will have equal rights as it relates to dividend distributions, assets and voting privileges. Holders of Common Shares will have no conversion, preemptive or other subscription rights. As of the date of the financial statements, 2,555,565 Common Shares were issued and outstanding, held solely by the Sponsor. The Board is authorized to classify and reclassify any unissued shares of common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Company’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

4. Agreements and Related Party Transactions

The Company has entered into an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with the Adviser. Pursuant to the Investment Advisory Agreement, the Company pays the Adviser a management fee payable quarterly in an amount equal to an annualized rate of 2.50% of our average net assets, at the end of the two most recently completed calendar quarters.

Under the Investment Advisory Agreement, the Adviser, and not the Company, will bear the cost of expenses the Adviser incurs for its own business operations, including (i) legal and other expenses related to the Adviser’s formation and incurred in the conduct of its business, (ii) expenses related to the establishment of its offices and equipment, (iii) expenses incurred under contracts the Adviser enters into with third-party providers to assist in its delivery of investment advisory and management services, and (iv) providing compensation to its management and employees, as well as to any sub-adviser to whom the Adviser has delegated investment advisory services, for investment advisory services provided to the Company.

The Company will bear all other costs and expenses of its operations, administration and transactions, estimated to be approximately 2.5% of total assets under management, not including organizational costs or offering costs.

The Investment Advisory Agreement, entered into on March 3, 2025 and amended on May 27, 2025, is effective as of March 3, 2025, and shall remain in effect for two years after such date, and shall thereafter continue in effect for successive twelve month periods; provided, that such continuance is specifically approved at least annually by (i) a vote of the Board or by the vote of holders of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Company’s independent directors. On May 27, 2025, the Company and the Adviser amended and restated the Investment Advisory Agreement to revise the management fee to be based on the average net assets (rather than gross assets).

The Investment Advisory Agreement may be terminated at any time, and without payment of any penalty, upon sixty (60) days’ written notice by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board or (iii) Adviser. The Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause the agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of Adviser.

5. Other Agreements

Fund Administration Agreement

The Company has retained SS&C, to provide fund administration, accounting, transfer and distribution paying agent and registrar services pursuant to that certain Services Agreement dated December 23, 2024 (the “Fund Administration Agreement”). The Administration Fee and the other terms of the Fund Administration Agreement may change from time to time as may be agreed to by the Company and SS&C.

Pursuant to the Fund Administration Agreement, SS&C GIDS serves as transfer, distribution paying and shareholder servicing agent for the Company, ALPS serves as the Company's fund administrator and SS&C Technologies, Inc., provides tax administration. We refer to SS&C GIDS, ALPS and SS&C Technologies, Inc., collectively, as "SS&C." For these services, SS&C receives an annual base fee in addition to certain out-of-pocket expenses.

Custodian Agreement

US Bank National Association serves as the custodian of the assets of the Company and may maintain custody of such assets with U.S. and non-U.S. sub- custodians (which may be banks or trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non- U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Company pays the Custodian an annual custodian fee payable monthly based on a percentage of the annual rate of average daily market value of all long securities and cash held in the Company’s portfolio, subject to a minimum annual fee.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Company, under Section 2(a)(9) of the Investment Company Act of 1940. As of the date of the accompanying financial statements, the Sponsor owned 100% of the Company’s issued and outstanding shares.

7. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, the risk of loss from such claims is considered remote. Accordingly, the Company has not accrued any liability in connection with these indemnifications.

The Company is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Company becomes party to such proceedings, the Company would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

8. Subsequent Events

The Company’s management has evaluated subsequent events through July 25, 2025, the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

On July 24, 2025, the Company and the Sponsor entered into a letter agreement to increase the number of Seed Shares subject to forfeiture under the subscription agreement from 1,444,444 shares to 1,888,899 shares.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

C1 Fund Inc.

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of C1 Fund Inc. (the “Company”) as of April 7, 2025, the related statements of operations for the period from August 16, 2024 (inception) to April 7, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of April 7, 2025, the results of its operations for the period from August 16, 2024 (inception) to April 7, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/BDO USA, P.C.

We have served as the Company's auditor since 2025

New York, New York

April 25, 2025, except for Note 8, as to which the date is May 29, 2025

C1 Fund Inc.

Statement of Assets and Liabilities

As of April 7, 2025

Assets:
Cash	$105,010
Deferred offering costs (Note 2)	1,099,988
Receivable from the Sponsor (Note 2)	76,886
Total Assets	1,281,884

Liabilities:
Accrued offering costs payable - related party (Note 2)	$1,099,988
Accrued organizational costs payable - related party (Note 2)	76,886
Other liabilities	4,910
Total Liabilities	1,181,784
Commitments and contingencies (Note 7)

Net Assets	$100,100

Components of Net Assets:
Paid-in capital, Par USD $0.00001 per share	100,100
Net Assets	$100,100

Shares of common stock outstanding, 500,000,000 of shares authorized at $0.00001 par value(a)(Note 1)	2,555,565

Net asset value, offering price per share	$0.04

The accompanying notes are an integral part of these financial statements.

(a) The Sponsor and the Company have entered into a subscription agreements for the subscription of 2,555,565 shares, and immediately following the IPO, a number of Sponsor’s shares shall be forfeited by the Sponsor so that the number of shares held by the Sponsor is equal to 10% of the shares outstanding.

C1 Fund Inc.

Statement of Operations

For the period from August 16, 2024 (inception) to April 7, 2025

Expenses:
Organizational costs (Note 2)	$76,886
Total expenses	76,886
Less: reimbursed expenses (Note 2)	(76,886)
Net Expenses	-

Net Investment Income	-

Net Increase in Net Assets Resulting from Operations	$-

The accompanying notes are an integral part of these financial statements.

C1 Fund Inc.

Notes to Financial Statements

From August 16, 2024 (inception) to April 7, 2025

1. Organization

C1 Fund Inc. (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Maryland corporation on August 16, 2024. C1 Advisors LLC, a Delaware limited liability company, serves as the investment adviser (the “Adviser”) of the Company. The Company has applied to list its shares of common stock (the “Common Shares”) on the New York Stock Exchange (“NYSE”) and, subject to notice of issuance, expect the Common Shares to be listed under the symbol CFND. The Company's fiscal year end is December 31.

The Adviser provides day-to-day investment management services to the Company. The Company is classified as non-diversified under the Investment Company Act, which means that the Company will not maintain a diversified portfolio in accordance with the requirements of Section 5(b)(1) of the Investment Company Act. The Company will not maintain at least 75% of its total assets in cash and cash equivalents (including receivables), government securities, securities of other investment companies, and other securities for this purpose limited in respect of any one issuer to an amount not greater in value than 5% of total assets and to no more than 10% of the Company’s outstanding voting securities. The Company has engaged The Benchmark Company, LLC, to act as the underwriter in an Initial Public Offering (the “IPO”) of Common Shares to be listed on the NYSE. Prior to listing on NYSE, there has been no public market for the Common Shares.

The Company has been inactive since the date it was organized except for matters relating to the Company’s organization and raising of seed capital. To raise seed capital, on February 26, 2025, the Company issued to C1 Group LLC (the “Sponsor”) 2,555,555 Common Shares, up to 1,444,444 of which Common Shares are subject to complete or partial forfeiture to the extent the number of Common Shares offered in the Company’s IPO is fewer than 23,000,000 (the “Seed Shares”), for which the Sponsor paid $100,000. The number of Seed Shares that would be forfeited is determined ratably based on the number of Common Shares sold in the IPO such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 10% of the Company’s issued and outstanding Common Shares immediately following the Company’s IPO and the expiration or full exercise, as applicable, of the underwriter’s option, exercisable within 30 days after date of the final prospectus relating to the IPO to acquire up to an additional 15% of the total number of our Common Shares to be offered in the IPO, solely for the purpose of covering over-allotments. In addition, as an organizational matter, the Company issued 10 shares to the Sponsor on August 16, 2024, for $100.

The Company’s investment objective is to maximize its portfolio’s total return. The Company seeks to achieve its investment objective principally by investing in equity and equity-linked securities of digital asset services and technology companies. The Company’s investments in equity securities will include common and preferred shares, as well as securities convertible (with or without consideration) into common shares, warrants and rights to subscribe to or purchase common shares, and common shares carrying a warrant or right. The Company may also invest in equity-linked securities, which are instruments whose returns are tied to the performance of an equity security, index of securities or basket of securities. In addition to the foregoing principal investment strategy, under the Company’s non-principal investment strategy, the Company may invest up to 20% of the value of its total assets in certain other investment types, including the equity and equity-linked securities of publicly traded U.S. companies, exchange traded funds, exchange traded products, business development companies, shares of certain U.S. registered money market funds, government securities, cash equivalents or other high-quality debt investments.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Company is a management company under Section 5(b)(2) of the Investment Company Act and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company’s assets listed as “Cash” in the Statement of Assets and Liabilities consist solely of cash. The Company will invest its available cash in treasuries with a daily “sweep” of its accounts performed by its custodian, US Bank National Association (the “Custodian”). Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Organizational and Offering Costs

Organizational expenses are expensed as incurred and consist of the costs of forming the Company, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Company’s Board of Directors (“Board”) and the Company’s seed audit costs. Offering costs are accounted for as deferred costs until operations begin and consist of the costs of preparation, review and filing the Company’s registration statement with the Securities and Exchange Commission (“SEC”) filing fees for registration with the US Financial Industry Regulatory Authority (“FINRA”), and the costs of preparation, review and filing of any associated marketing or similar materials. Pursuant to a Contribution and Reimbursement Agreement between the Company and the Sponsor, the Sponsor has paid for a portion of the organizational and offering costs and the Company will reimburse the Sponsor for these costs from the proceeds of the offering promptly upon closing. The Board, including all the disinterested members of Board, have unanimously approved this reimbursement arrangement. The Shareholders will ultimately bear the costs of the organizational and offering expenses as a deduction from the offering proceeds. Organizational costs will be incurred by the Company on the first day of operations. Offering Costs will be accounted for as a charge to paid-in capital. As of April 7, 2025, the Sponsor has incurred $1,099,988 of offering costs.

Taxes

It is the Company’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (each, an “RIC”) and to distribute its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Company may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

3. Capital Stock

The Company is authorized to issue 500,000,000 shares of common stock, par value $0.00001 per share and intends to offer Common Shares at $10 per share. All holders of Common Shares will have equal rights as it relates to dividend distributions, assets and voting privileges. Holders of Common Shares will have no conversion, preemptive or other subscription rights. As of the date of the financial statements, 2,555,565 Common Shares were issued and outstanding, held solely by the Sponsor. The Board is authorized to classify and reclassify any unissued shares of common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Company’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

4. Agreements and Related Party Transactions

The Company has entered into an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with the Adviser. Pursuant to the Investment Advisory Agreement, the Company pays the Adviser a management fee payable quarterly in an amount equal to an annualized rate of 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters.

Under the Investment Advisory Agreement, the Adviser, and not the Company, will bear the cost of expenses the Adviser incurs for its own business operations, including (i) legal and other expenses related to the Adviser’s formation and incurred in the conduct of its business, (ii) expenses related to the establishment of its offices and equipment, (iii) expenses incurred under contracts the Adviser enters into with third-party providers to assist in its delivery of investment advisory and management services, and (iv) providing compensation to its management and employees, as well as to any sub-adviser to whom the Adviser has delegated investment advisory services, for investment advisory services provided to the Company.

The Company will bear all other costs and expenses of its operations, administration and transactions, estimated to be approximately 2.50% of total assets under management, not including organizational costs or offering costs.

The Investment Advisory Agreement is effective as of March 3, 2025, and shall remain in effect for two years after such date, and shall thereafter continue in effect for successive twelve month periods; provided, that such continuance is specifically approved at least annually by (i) a vote of the Board or by the vote of holders of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Company’s independent directors.

The Investment Advisory Agreement may be terminated at any time, and without payment of any penalty, upon sixty (60) days’ written notice by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board or (iii) Adviser. The Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause the agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of Adviser.

5. Other Agreements

Fund Administration Agreement

The Company has retained SS&C, to provide fund administration, accounting, transfer and distribution paying agent and registrar services pursuant to that certain Services Agreement dated December 23, 2024 (the “Fund Administration Agreement”). The Administration Fee and the other terms of the Fund Administration Agreement may change from time to time as may be agreed to by the Company and SS&C.

Pursuant to the Fund Administration Agreement, SS&C GIDS serves as transfer, distribution paying and shareholder servicing agent for the Company, ALPS serves as the Company's fund administrator and SS&C Technologies, Inc., provides tax administration. We refer to SS&C GIDS, ALPS and SS&C Technologies, Inc., collectively, as "SS&C." For these services, SS&C receives an annual base fee in addition to certain out-of-pocket expenses.

Custodian Agreement

US Bank National Association serves as the custodian of the assets of the Company and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks or trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non- U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Company pays the Custodian an annual custodian fee payable monthly based on a percentage of the annual rate of average daily market value of all long securities and cash held in the Company’s portfolio, subject to a minimum annual fee.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Company, under Section 2(a)(9) of the Investment Company Act of 1940. As of the date of the accompanying financial statements, the Sponsor owned 100% of the Company’s issued and outstanding shares.

7. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, the risk of loss from such claims is considered remote. Accordingly, the Company has not accrued any liability in connection with these indemnifications.

The Company is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Company becomes party to such proceedings, the Company would evaluate whether a loss is probable and whether the amount of the loss can be reasonably estimated.

8. Subsequent Events

The Company’s management has evaluated subsequent events through April 25, 2025, the date of issuance of the financial statements included herein. Other than the following, there have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

As discussed in Note 4, the Company and the Adviser initially entered into an Investment Advisory and Management Agreement on March 3, 2025, pursuant to which the management fee was equal to an annualized rate of 2.50% of the value of the Company’s average gross assets at the end of the two most recently completed calendar quarters. On May 27, 2025, the Company and the Adviser amended and restated the Investment Advisory Agreement to revise the management fee to be based on the average net assets (rather than gross assets).

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS

Part A: None

Part B:

Statement of Assets and Liabilities as of April 7, 2025

Statement of Operations from August 16, 2024 (inception) to April 7, 2025

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are being filed in this Pre-Effective Amendment to the Registration Statement on Form N-2.

(2)	Exhibits

(a)(1)	Articles of Incorporation ***
(a)(2)	Articles of Amendment and Restatement***
(b)	Bylaws ***
(c)	Not Applicable
(d)	Not Applicable
(e)(1)	Distribution Reinvestment Plan ***
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory Agreement***
(i)	Form of Underwriting Agreement*
(j)(1)	Custody Agreement ***
(k)(1)	Fund Administration Agreement***
(k)(2)	License Agreement***
(k)(3)	Contribution and Reimbursement Agreement ***
(l)	Opinion and Consent of Miles & Stockbridge, P.C. ***
(m)	Consent to Service (*) / Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm *
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of the Registrant ***
(s)	Filing Fee Table ***

XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT EX-101.SCH

XBRL TAXONOMY EXTENSION DEFINITION LINKBASE EX-101.DEF

XBRL TAXONOMY EXTENSION LABELS LINKBASE EX-101.LAB

XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE EX-101.PRE

*        Filed herewith.

**     To be filed by amendment.

***   Previously filed.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution	Amount
U.S. Securities and Exchange Commission registration fee	$17,607
FINRA Filing Fee	$17,750
Exchange listing fees	$20,000
Printing expenses	$41,589
Legal and accounting fees and expenses	$1,200,000
Total	$1,296,946

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings "The Company," "Management," "Investment Advisory and Other Services" and "Control Persons and Principal Stockholders" in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our Common Shares as of June 30, 2025.

Title of Class	Number of Record Holders
Common Stock	1

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our Charter and Bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the Investment Company Act, the above indemnification is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. In accordance with section 17(i) of the Investment Company Act, we will not enter into any contract or agreement with an investment adviser or principal underwriter in which we indemnify such person for any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his obligations and duties under such contract or agreement.

We also observe, with respect to the foregoing provisions, that in accordance with Section 17(h) of the Investment Company Act, our Charter and Bylaws do not and will not contain any provision that protects or purports to protect any director or officer against any liability to us or to our security holders to which any director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such director or officer’s office.

The Investment Advisory Agreement provides that the Adviser Affiliates will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty, as the same is finally determined by judicial proceedings, with respect to the receipt of compensation for services).

The Investment Advisory Agreement also provides that we will indemnify and hold harmless the Adviser Affiliates from and against all claims and liabilities (including reasonable attorneys’ fees) and other expenses reasonably incurred by the Adviser Affiliates in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, we will not be required to indemnify any Adviser Affiliate if such liability arises out of the willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

We note that insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to requesting acceleration of effectiveness of the registration statement, the Company will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Company’s behalf, may also pay amounts for which the Company has granted indemnification to the directors or officers.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled "The Company," "Management" and "Management of the Company." Additional information regarding the Adviser and its officers is set forth in its Form ADV in connection with its registration as an investment adviser.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, C1 Fund Inc., 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301;

(2)	the Transfer Agent, SS&C GIDS, Inc., 801 Pennsylvania Avenue, Suite 219105, Kansas City, MO 64105;

(3)	the Custodian, U.S. Bank National Association, Lunken Operations Center CN-OH-L2GL 5065 Wooster Road, Cincinnati, Ohio 45226, Attn: Global Fund Custody Support Services; and

(4)	the Adviser, C1 Advisors LLC, 228 Hamilton Avenue, Third Floor, Palo Alto, CA 94301.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of the registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2/A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California on July 25, 2025.

C1 FUND INC.

By:	/s/ David Hytha
Name:	David Hytha
Title:	Secretary, Treasurer, Chief Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 25, 2025.

Name	Title

/s/ Najamul Hasan Kidwai	Director, President, and Chief Executive Officer
Najamul Hasan Kidwai	(Principal Executive Officer)

/s/ David Hytha	Secretary, Treasurer, Chief Financial Officer
David Hytha	(Principal Financial Officer and Principal Accounting Officer)

/s/ Michael Lempres	Director, Chairman of the Board
Michael Lempres

/s/ Michael (Xu) Zhao	Director, Vice Chairman of the Board
Michael (Xu) Zhao

/s/ Matthew Krna	Independent Director
Matthew Krna

/s/ Scott Alexander Reed	Independent Director
Scott Alexander Reed

/s/ Jeffrey H. Singer	Independent Director
Jeffrey H. Singer

/s/ Sara Wardell-Smith	Independent Director
Sara Wardell-Smith